                                                                   EXHIBIT 4.121

                                                          CONFIDENTIAL TREATMENT

                                            REQUESTED BY MARCONI CORPORATION PLC





DATED:                                                               23 MAY 2003


(1)      CSC INTERNATIONAL SYSTEMS MANAGEMENT INC.

(2)      MARCONI CORPORATION PLC

(3)      MARCONI COMMUNICATIONS LIMITED



          MASTER AGREEMENT FOR THE PROVISION OF IT AND PROJECT SERVICES

                        STRICTLY PRIVATE AND CONFIDENTIAL

                          MAYER, BROWN, ROWE & MAW LLP
                                11 Pilgrim Street
                                 London EC4V 6RW

                               Tel: 0207-248 4282
                               Fax: 0207-248 2009
                            Ref: 764/965/30745.00009

IN THIS EXHIBIT, THE NOTATION "[***]" (OR OTHER SIMILAR NOTATION) INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE MATERIAL SO OMITTED HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    CONTENTS

CLAUSE            SUBJECT MATTER                                                                      PAGE
  1.              Definitions and Interpretation                                                         1
  2.              Scope and Duration                                                                    13
  3.              Performance                                                                           22
  4.              Charges and Deferred Contract Premium Payments                                        34
  5.              Validation of Information                                                             39
  6.              Technology Refreshment                                                                44
  7.              Continuous Improvement                                                                44
  8.              Benchmarking                                                                          44
  9.              Governance                                                                            45
  10.             Marconi Software and Assets                                                           45
  11.             Grant of Licences                                                                     46
  12.             Property and Personnel                                                                48
  13.             Termination                                                                           48
  14.             Consequences of Termination or Expiry                                                 50
  15.             Representations and Warranties                                                        56
  16.             Confidentiality                                                                       57
  17.             Data Protection                                                                       59
  18.             Intellectual Property                                                                 61
  19.             Liability And Insurance                                                               65
  20.             Force Majeure                                                                         68
  21.             Alterations in the Marconi Group                                                      69
  22.             No Commissions, etc                                                                   71
  23.             Third Party Beneficiaries                                                             72
  24.             Indemnification Procedure                                                             73
  25.             Assignment and Sub-Contracting                                                        74
  26.             Dispute Resolution                                                                    77
  27.             Expert's Decision                                                                     78
  28.             Arbitration                                                                           79
  29.             Entire Agreement                                                                      80
  30.             Notices                                                                               81
  31.             No Partnership etc.                                                                   82
  32.             Amendments, Waivers & Rights Cumulative                                               82
  33.             Severability                                                                          83
  34.             Costs                                                                                 83
  35.             Counterparts                                                                          83
  36.             Announcements                                                                         83
  37.             Governing Law and Jurisdiction                                                        84
  38.             Further Assurance                                                                     84
  39.             Duty to Mitigate                                                                      84
  40.             Euro                                                                                  84

                                    SCHEDULES

Schedule 1  - Service Level Agreement
Schedule 2  - Not Used
Schedule 3  - List of Standards and Policies
Schedule 4  - Charges
Schedule 5  - Service Credits
Schedule 6  - Project Initiation Procedure
Schedule 7  - Project Terms
Schedule 8  - Not Used
Schedule 9  - Change Control
Schedule 10 - Personnel
Schedule 11 - Property
Schedule 12 - Audit
Schedule 13 - Termination Compensation
Schedule 14 - Exit Management
Schedule 15 - The Budget
Schedule 16 - Form of Country Agreement
Schedule 17 - Technology Refresh
Schedule 18 - Continuous Improvement
Schedule 19 - Benchmarking
Schedule 20 - Governance
Schedule 21 - Approved Sub-Contractors
Schedule 22 - Assumptions & Dependencies
Schedule 23 - Form of Guarantees

                                    EXHIBITS

Exhibit 1 - Transition Project

              Appendix A to Exhibit 1 - General Project Plan
              Appendix B to Exhibit 1 - True Up Project Plan

Exhibit 2 - Existing Projects

                            MASTER SERVICES AGREEMENT

DATE: 23 May 2003

PARTIES:

(1) CSC INTERNATIONAL SYSTEMS MANAGEMENT INC., a company incorporated in Nevada, USA, whose principal place of business is at 2100 East Grand Avenue, El Segundo, CA 90245, USA (the "SUPPLIER");

(2) MARCONI CORPORATION PLC, a company incorporated in England and Wales, with company number 67307, whose registered office is New Century Park, PO Box 53, Coventry, CV3 1HJ, United Kingdom ("MARCONI"); and

(3) MARCONI COMMUNICATIONS LIMITED, a company incorporated in England and Wales, with company number 703317, whose registered office is at New Century Park, PO Box 53, Coventry, CV3 1HJ, United Kingdom ("MCL").

BACKGROUND:

A. Marconi desires to outsource the provision of certain services, and to that end issued invitations to tender to several potential suppliers dated 17 January 2002.

B. On the basis of the Supplier's responses dated 19 January 2002 and 22 February 2002, Marconi selected the Supplier, subject to contract.

C. By agreements of the same date as this Agreement, Marconi has agreed to sell or to procure the sale of certain assets, and to transfer or to procure the transfer of certain contracts and staff, to members of the Supplier Group and to members of the BT Group in return for cash payments by members of the Supplier Group and members of the BT Group.

D. The Supplier has agreed to provide and Marconi has agreed to pay (or procure payment) for the Services, subject to the terms of this Agreement.

IT IS NOW AGREED THAT:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement the following definitions apply unless the context otherwise requires:

         "APPLICABLE LEGISLATION" means any Legislation at any time relating or applicable to the Services or any lawful requirement or demand of any Competent Authority in respect of which compliance is legally obligatory;

         "APPROVED SUB-CONTRACTOR" means any sub-contractor authorised under Clause 25.2 (Subcontracting) (other than a Key Supplier or the counter-party to an In-Scope Contract);

         "ASSET" means any of the Assets as defined in a Transfer Agreement;

         "ASSET TRANSFER AGREEMENT" means the agreement between the Parties of the same date as the Commencement Date providing for the transfer of certain assets and staff for the purposes of or in connection with the Services (other than the Network Services) in accordance with a CSC Transfer Agreement;

         "BASELINE CHARGE" has the meaning given in Schedule 4 (Charges);

         "BEST INDUSTRY PRACTICE" means in relation to any undertaking in any circumstances, the degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a suitably skilled and experienced person in the same or similar circumstances;

         "BT" means British Telecommunications Plc, a company incorporated in England and Wales with registered number 1800000, whose registered office at the Commencement Date is at 81 Newgate Street, London, EC1A 7AJ, United Kingdom;

         "BT ASSET TRANSFER AGREEMENT" means the agreement between Marconi, MCL, the Supplier and BT of the same date as the Commencement Date providing for the transfer of certain assets and staff for the purposes of or in connection with the Network Services in accordance with a BT Transfer Agreement;

         "BT CONTRACT" means any contract defined as an In-Scope Contract in a BT Transfer Agreement;

         "BT TRANSFER AGREEMENT" means an agreement in writing in relation to a Territory entered into as envisaged by the BT Asset Transfer Agreement between a member of the Marconi Group, a member of the Supplier Group and a member of the BT Group for (amongst other things) the sale of assets and/or the transfer of contracts and staff for the purposes of the provision of the Network Services;

         "BUDGET" means the notional costs in respect of the Internal Services set forth in Schedule 15 (The Budget);

         "BUSINESS DAY" means any day when clearing banks are open for business in the City of London for the transaction of normal banking business, other than a Saturday, Sunday, bank or public holiday recognised in England;

         "CHANGE" has the meaning given to it in Change Control;

         "CHANGE CONTROL" means the provisions of Schedule 9 (Change Control);

         "CHARGE" means an amount in respect of the provision of the Services, in the case of the IT Services, determined in accordance with Schedule 4 (Charges), and in the case of the Project Services, calculated in accordance with the Schedule of Work under which the Project Services in question are to be performed, in any case subject to variation in accordance with Change Control and (as applicable) Schedule 19 (Benchmarking);

         "COMMENCEMENT DATE" means the date on which this Agreement has been signed by the Supplier, Marconi and MCL;

         "COMPETENT AUTHORITY" means any court, governmental body or regulatory authority having authority over or in respect of the Marconi Group, the Supplier Group or any Approved Sub-Contractor;

         "CONTROL" means the beneficial ownership of more than fifty per cent (50%) of the issued share capital with full voting rights of, or the legal power to direct or cause the direction of, the general management of the company, partnership or other entity in question or the holding company of the company, partnership or other entity in question, and "CONTROLLED" shall be construed accordingly;

         "COUNTRY" means any country from time to time where Services are to be delivered under this Agreement;

         "COUNTRY AGREEMENT" means an agreement in writing on the terms envisaged by Clause 2.10(4) (Country Agreements);

         "COUNTRY CONDITIONS" means, in relation to a Country, the filing of any notifications with, and the granting of any consents or approvals by, any Governmental Authority which is required to authorise within (or otherwise in respect of) that Country the provision of the IT Services by the Supplier or any Approved Sub-Contractor;

         "CSC TRANSFER AGREEMENT" means an agreement in writing in relation to a Territory entered into as envisaged by the Asset Transfer Agreement between a member of the Marconi Group and a member of the Supplier Group for (amongst other things) the sale of assets and/or the transfer of contracts and staff for the purposes of the provision of the Services (other than the Network Services);

         "CURRENT CONTRACT" means any contract defined as such in a Transfer Agreement;

         "CUTOVER" means the transfer of responsibility for any Services to the Supplier in accordance with Clause 2.2 (Cutover);

         "DEFAULT INTEREST" means an annual rate of interest at [***] per cent. per annum above the base rate from time to time of the National Westminster Bank plc (or, in case of amounts denominated in a currency other than Sterling, a bank of equivalent standing to be agreed between the Parties);

         "DEPENDENCIES" means the actions, circumstances or events which need to be performed by or on behalf of the Marconi Group or to occur or otherwise to be satisfied in order for the Supplier to be able to provide the Services, which in the case of the IT Services are identified as "Dependencies" in Part 2 of Schedule 22 (Assumptions and Dependencies), and in the case of Project Services are identified in the Schedule of Work under which the Project Services in question are to be performed;

         "DISCLOSURE LETTER" means a letter defined as such in a Transfer Agreement;

         "EMPLOYEE" means any "Employee" as defined in a Transfer Agreement;

         "EXIT ARRANGEMENTS" means the provisions contained in Schedule 14 (Exit Management) and the Exit Plan;

         "EXIT PLAN" has the meaning given to it in Clause 2.11 (Exit Plan);

         "EXPERT'S DECISION" means the process described in Clause 27 (Expert's Decision) and "EXPERT" shall be construed accordingly;

         "FORCE MAJEURE EVENT" has the meaning given to it in Clause 20.7 (Force Majeure);

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state, regional, provincial, territorial, local or other political subdivision thereof, or any supranational authority and any entity or official exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to government;

         "GROUP" means, in relation to a person (other than Marconi or MCL), all or any of the following from time to time: that person, its subsidiaries and subsidiary
-------------

[***] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         undertakings and any parent undertaking of that person, and all other subsidiaries and subsidiary undertakings of any parent undertaking of that person, and in the case of Marconi, means the Marconi Group, and "MEMBER OF THE GROUP OF" any person shall be construed accordingly;

         "IN-SCOPE CONTRACT" means any BT Contract or Supplier Contract;

         "INSOLVENCY EVENT" means any of the following occurring in relation to either Party:

         (a) the issue of a petition for winding-up, which petition is not dismissed or stayed within forty-five (45) days of its issue (except for the purpose of a solvent reconstruction or amalgamation and where the resulting entity agrees in writing to undertake all of the obligations of the relevant Party under this Agreement);

         (b) the making of an order or an effective resolution being passed for winding up (except for the purpose of a solvent reconstruction or amalgamation and where the resulting entity agrees in writing to undertake all of the obligations of the relevant Party under this Agreement);

         (c) the making of an order for the appointment of an administrative receiver, administrator, trustee, liquidator, manager or similar officer (except for the purpose of a solvent reconstruction or amalgamation and where the resulting entity agrees in writing to undertake all of the obligations of the relevant Party under this Agreement);

         (d) an encumbrancer, receiver (including an administrative receiver) or other similar officer taking possession of the whole or any part (which is material in the context of the performance of the affected Party's obligations under this Agreement) of such Party's undertaking, property or assets;

         (e)      being unable to pay debts as they fall due as defined by
                  section 123 of the Insolvency Act 1986; or

         (f) any event that is analogous to any of the events to which paragraphs (a) to (e) refer occurring in any jurisdiction in which a Party is incorporated.

         "INTELLECTUAL PROPERTY" means any intellectual property rights, including patents, utility models, copyrights, moral rights, topography rights, database rights, trade secrets and rights of confidence, and all embodiments thereof, whether tangible or intangible in all cases whether or not registered or registrable in any country, for the full term of such rights including any extension to or renewal of the terms of such rights and including registrations and applications for registration of any of these and rights to apply for the same and all rights and forms of protection of a similar nature or having equivalent or similar effect to any of these anywhere in the world;

         "INTERNAL SERVICES" means any or all of the services described in the Service Level Agreement provided by the Marconi Group from its own resources or procured by the Marconi Group from third parties and delivered to or used by the Marconi Group as at the Commencement Date at the sites identified in Appendices A, C and D of the Service Level Agreement;

         "INVOICE REGIONS" has the meaning given in Paragraph 1.2 of Schedule 4 (Charges);

         "IT EQUIPMENT" means any assets defined as "IT Equipment" in a CSC Transfer Agreement (the "SUPPLIER EQUIPMENT") or as "Network Equipment" in a BT Transfer Agreement (the "BT EQUIPMENT");

         "IT SERVICES" means the services (other than Project Services) and other activities for which the Supplier is responsible as described in the Service Level Agreement;

         "KEY SUPPLIER" means any of Bellsouth, Worldcom, Sprint, Deutsche Telekom AG, Telecom Italia SpA, Telecom Italia Mobile SpA, Omnitel SpA, Wind-Infostrada SpA, Inet SpA, Albacom SpA or Edisontel SpA;

         "LEASED EQUIPMENT" means the hardware and other information technology and network assets and equipment that is subject to the Equipment Contracts to be sold under a Transfer Agreement;

         "LEGISLATION" means any Act of Parliament or subordinate legislation within the meaning of section 21(1) of the Interpretation Act 1978, any exercise of the Royal Prerogative and any enforceable Community right within the meaning of section 2 European Communities Act 1972 and any other law or statute of any other country in which the Services are provided and (insofar as compliance therewith is legally obligatory) any licence, standard or principle of behaviour, rule, regulation or code of practice or guidance laid down or required by any regulatory authority or body or self-regulating or other organisation exercising supervisory authority or control over or in respect of the Marconi Group, the Supplier Group or any Approved Sub-Contractor pursuant to legislation or otherwise and any other regulation, decision, licence or authorisation having the force of law of any body having jurisdiction in relation to the business of the Marconi Group, the Supplier Group or any Approved Sub-Contractor and "LEGISLATIVE" shall be construed accordingly;

         "LICENSED SITE" means any area within a Site designated by Marconi (acting reasonably) for use by the Supplier from time to time for the purpose of providing the Services;

         "LOSS" means any or all loss, damage, cost and expense;

         "MARCONI ASSETS" means the hardware and other goods, including software, and services to which the Marconi Controlled Group is entitled pursuant to a contract with any third party (other than an In-Scope Contract), and hardware and other goods, including Marconi Software, owned by the Marconi Controlled Group;

         "MARCONI CONTRACT MANAGER" means a suitably qualified and experienced person appointed by Marconi from time to time to fulfil the tasks required of the appointee under this Agreement;

         "MARCONI CONTROLLED GROUP" means Marconi, and any other person which from time to time Controls, is Controlled by, or is under common Control with Marconi, and "MEMBER OF THE MARCONI CONTROLLED GROUP" shall be construed accordingly;

         "MARCONI DATA" means all or any information or data supplied to the Supplier or any third party by or on behalf of a member of the Marconi Group for the purposes of the Services or generated or collected by or on behalf of the Supplier in the course of providing or in connection with the Services, which relates to the business of the Marconi Group (excluding the Supplier's business records and information used to calculate the Charges);

         "MARCONI GROUP" means all or any of the following from time to time:

         (a)      Marconi;

         (b) Marconi's wholly-owned subsidiaries and wholly-owned subsidiary undertakings;

         (c) any parent undertaking of Marconi and all other wholly-owned subsidiaries and wholly-owned subsidiary undertakings of any parent undertaking of Marconi;

         (d)      Marconi Communications South Africa (pty) Ltd; and

         (e) each company, partnership or other entity included within the "Marconi Group" pursuant to Clause 2.1(4), but in each case only until Marconi notifies the Supplier that the company, partnership or other entity in question is no longer within the Marconi Group, and "MEMBER OF THE MARCONI GROUP" shall be construed accordingly;

         "MARCONI SOFTWARE" means the software (whether in source, object, or executable code) and associated documentation, the Intellectual Property subsisting in or relating to which is owned by a member of the Marconi Controlled Group;

         "MARCONI WORKS" means Works specifically developed for the Marconi Group pursuant to a Schedule of Work or otherwise pursuant to this Agreement at Marconi's prior written request,[***] including any enhancements, additions or changes to the Marconi Software or Marconi Data;

         "NETWORK SERVICES" means:

         (a) those IT Services referred to in Part 5 (Network Services) of the Service Level Agreement; and

         (b) any of the IT Services referred to in Parts 2 (Helpdesk and Call Centre Services), 3 (Desktop and Supply Services) and 9 (Security Services) of the Service Level Agreement and any Project Services to the extent (in any such case) performed (or to be performed) by or on behalf of BT in its capacity as an Approved Sub-contractor;

         "NON-LICENSED SITES" means those of the Sites which are not Licensed Sites;

         "PARTY" means the Supplier or Marconi (but not for the avoidance of doubt MCL);

         "PHASE 1 COMPLETION" means the last "Completion" under a Transfer Agreement relating to a Phase 1 Territory to occur;

         "PHASE 1 TERRITORY" means each of the United Kingdom, Ireland, the United States of America and Canada;

         "PHASE 2 COMPLETION" means, in relation to a Phase 2 Territory, "Completion" under the Transfer Agreement(s) relating to that Territory;

         "PHASE 2 LONG STOP DATE" means the date that is twelve (12) weeks after Phase 1 Completion;

         "PHASE 2 TERRITORY" means a Territory other than a Phase 1 Territory;

         "PROJECT" means the activities and events required to take place to bring into effect a Change, any applications development to which Part 7 of the Service Level Agreement refers, or any other activities and events intended to achieve a particular result or perform a particular task for the benefit of the Marconi Group, in each case as described in a Schedule of Work;

         "PROJECT INITIATION PROCEDURE" means the provisions of Schedule 6 (Project Initiation Procedure);

         "PROJECT SERVICES" means the services to be undertaken by the Supplier under a Schedule of Work, or any of them;

         "PROJECT TERMS" means the provisions of Schedule 7 (Project Terms);

         "REGULATED ACTIVITIES" has the meaning given to it in Clause 3.7(1) (Regulated Activities);

         "SCHEDULE OF WORK" means a document agreed by the Parties or determined in accordance with the Project Initiation Procedure;

         "SERVICE CATEGORIES" means the service categories into which the IT Services are classified in the Service Level Agreement, and "SERVICE CATEGORY" means any one of them;

         "SERVICE DELIVERY MANAGER" means a suitably qualified and experienced person nominated by the Supplier from time to time to fulfil the tasks required of the nominee under this Agreement;

         "SERVICE LEVEL AGREEMENT" means the document forming Schedule 1 (Service Level Agreement);

         "SERVICES" means the IT Services and the Project Services, or any of them;

         "SIDE DEED" means the side deed between Marconi Communications Limited, Marconi Corporation Plc and British Telecommunications Plc dated the same date as this Agreement;

         "SITE" means premises occupied by the Marconi Group from time to time and such additional or replacement premises as may be designated by Marconi from time to time in accordance with Change Control;

         "SUPPLIER CONTRACT" means any contract defined as an In-Scope Contract in a CSC Transfer Agreement;

         "SUPPLIER GROUP" means all or any of the following from time to time: the Supplier, its subsidiaries and subsidiary undertakings and any parent undertaking of the

         Supplier, and all other subsidiaries and subsidiary undertakings of any parent undertaking of the Supplier and "MEMBER OF THE SUPPLIER GROUP" shall be construed accordingly;

         "SUPPLIER PERSONNEL" means all persons employed or engaged by the Supplier or its Approved Sub-contractors from time to time in connection with the Services, including self-employed contractors (whether or not employed or engaged directly as individuals or through the medium of a company);

         "SUPPLIER WORKS" means any Works (including proprietary tools), the Intellectual Property in or to which is owned by a member of the Supplier Group, excluding Works licensed to the Marconi Group under Clause 11.1 (Works);

         "TAXATION" means and includes all forms of taxation and statutory, governmental, supra-governmental, state, local governmental or municipal impositions, duties, contributions, deductions, withholdings and levies whether of the United Kingdom or elsewhere whenever imposed;

         "TERRITORY" means a country defined as such in either the Asset Transfer Agreement or the BT Asset Transfer Agreement (whether or not a Country);

         "THIRD PARTY PROVIDER" means any supplier, other than the Supplier or any member of the Supplier Group, of goods (including software) or services to any member of the Marconi Group;

         "TRANSFER AGREEMENT" means a CSC Transfer Agreement or a BT Transfer Agreement;

         "TRANSFERRING EMPLOYEE" means any person falling within the definition of "Employees" in a Transfer Agreement;

         "TRANSITION SERVICES" means the Project Services to be performed under
         Exhibit 1 (Transition Project);

         "TRANSACTION TAX" means any form of value added tax, stamp duty, registration tax, sales tax, fees or surcharges or similar tax or duty levied by a Governmental Authority upon the transfer of assets or equipment, and shall include any interest or penalty incurred in connection with a failure or the late payment thereof;

         "TRUE-UP PROCESS" has the meaning given to it in Clause 5.2(1) (True-Up Process);

         "VIRUS" means any thing, device or code incorporated in or attached to any software or data which is intended to impair or otherwise adversely affect the operation of any computer, prevent or hinder access to any program or data (whether by rearranging the same within the computer or any storage medium or device or by altering or erasing the program or data in whole or part, or otherwise) including computer viruses and other similar things; and

         "WORKS" means any software (whether in source, object or executable code), databases (but excluding the content of a database to the extent it includes Confidential Information or financial information of the Supplier or any Approved Sub-contractor), documentation, methodologies, know-how, inventions or other works or materials.

1.2      INTERPRETATION

         In this Agreement:

         (a)      unless the context otherwise requires, all references to:

                  (i) "CLAUSES", "SCHEDULES", "EXHIBITS" and "APPENDICES" are to clauses of, schedules, exhibits and appendices to this document as amended from time to time in accordance with this Agreement;

                  (ii) the word "INCLUDES" or "INCLUDING" shall be construed without limitation to the generality of the preceding words;

                  (iii) this "AGREEMENT" includes its Schedules, Exhibits and Appendices and references to this Agreement as amended from time to time in accordance with its terms (as amended accordingly);

                  (iv) the "RIGHTS" of any person (including of either Party) shall mean the rights and remedies available to that person under this Agreement or otherwise;

                  (v) "INDEMNIFY" means to indemnify and keep indemnified in respect of the Loss in question and, where any tax or other duty is chargeable on or in relation to the Loss or its payment, then such indemnity shall be on an after tax basis;

                  (vi) a "PERSON" include any individual, firm, corporation, unincorporated association, government, state or agency of state, association, partnership or joint venture (whether or not having a separate legal personality);

                  (vii) a "COMPANY" include any company, corporation or other body corporate wherever and however incorporated or established;

                  (viii) a "DOCUMENT" are to that document as varied, supplemented or replaced from time to time;

                  (ix) "WRITING" shall include any modes of reproducing words in a legible and non-transitory form;

                  (x) "DOLLARS" or "$" is to the lawful currency of the United States of America as of the Commencement Date;

                  (xi) "EUROS" or "E" is to the lawful currency of participating member states of the European Monetary Union as of the Commencement Date;

                  (xii) "STERLING" or "L" or "POUNDS" is to the lawful currency of the United Kingdom as of the Commencement Date;

                  (xiii) a TIME OF DAY is to London time and references to a "DAY" are to a period of 24 hours running from midnight to midnight;

         (b)      the headings shall be ignored in construing this Agreement;

         (c) unless the context otherwise requires, words or phrases importing the singular shall be interpreted to include the plural and vice versa; and

         (d) unless the context otherwise requires, a statute or statutory provision is a reference to the statute or statutory provision in force in England and Wales and includes any consolidation, re-enactment, modification or replacement of it, any statute or statutory provision of which it is a consolidation, re-enactment, modification or replacement and any sub-ordinate legislation in force under any of the same from time to time, but without in any case increasing the liability of either Party under or in connection with this Agreement, subject to Clause 4.5 (Changes in Laws).

1.3      COMPANIES ACT DEFINITIONS

         In this Agreement, unless the context otherwise requires, words and expressions defined in the Companies Act 1985 shall bear the meaning ascribed to them in that Act to the exclusion of any definition of the same words or expressions in any other Legislation.

1.4      OBLIGATIONS UPON GROUP MEMBERS

         Where any provision of this Agreement requires any act or omission of or by a member of the Marconi Group or the Supplier Group, Marconi shall procure that the relevant member of the Marconi Group shall, and the Supplier shall procure that the relevant member of the Supplier Group shall, act or omit to act (as the case may be) in accordance with such provision.

1.5      CONFLICT OR INCONSISTENCY

         If there is any conflict or inconsistency between, on the one hand:

         (a) the Schedules or Exhibits (including their Appendices) and, on the other, Clauses 1 to 40, then Clauses 1 to 40 shall prevail to the extent of the conflict or inconsistency; or

         (b) the Schedules and, on the other, an Exhibit (including its Appendices), the latter shall prevail to the extent of the conflict or inconsistency.

2.       SCOPE AND DURATION

2.1      SCOPE AND DURATION

(1) This Agreement shall begin on the Commencement Date and shall continue for ten (10) years from Phase 1 Completion, after which it shall expire, subject to earlier termination in accordance with its terms.

(2) Where either the Asset Transfer Agreement, the BT Asset Transfer Agreement or any Transfer Agreement referable to a Phase 1 Territory terminates in accordance with its terms before Phase 1 Completion, this Agreement shall also terminate forthwith on the same date. Where either the Asset Transfer Agreement, the BT Asset Transfer Agreement or any Transfer Agreement terminates in accordance with its terms on or after Phase 1 Completion, and consequently Phase 2 Completion does not (or will not) occur in respect of any Phase 2 Territory, then this Agreement shall also terminate insofar as it applies to Services to be delivered in or from that Phase 2 Territory, but shall otherwise remain in full force and effect.

(3) MCL is a party to this Agreement solely for the purpose of and as envisaged by Clause 4.6 (MCL), and shall cease to be a party to this Agreement (and Clause 4.6 (MCL) shall cease to apply) immediately upon MCL ceasing to be a member of the Marconi Controlled Group.

(4) Marconi warrants that, as at the Commencement Date, nothing in this Agreement involves the provision of the Services to any person who is not a member of the Marconi Group, and Marconi shall ensure that (subject to Clause 21 (Alterations in the Marconi Group)) this continues to be the case throughout the term of this Agreement, provided that:

         (a) Marconi may from time to time by notice to the Supplier include within the "Marconi Group" for the purposes of this Agreement, any company, partnership or other entity which is a member of the Marconi Controlled Group;

         (b) the companies, partnerships and other entities listed in Appendix C to the Service Level Agreement (the "ASIA-PAC ENTITIES") shall be deemed to be included within the "Marconi Group" for the purposes of this Agreement, but only in so far as relates to the provision of the services specified in relation to those Asia-Pac Entities in that Appendix; and

         (c) the companies, partnership and other entities listed in Appendix D to the Service Level Agreement (the "TRANSITIONING OUT ENTITIES") shall be deemed to be included within the "Marconi Group" for the purposes of this Agreement during the relevant periods specified in relation to those Transitioning Out Entities in that Appendix, or such longer periods as may be agreed between the Supplier and Marconi from time to time.

2.2      CUTOVER

(1) Subject to the following provisions of this Clause 2.2, responsibility for the provision of any Services (other than the Transition Services) shall occur Country by Country when (but not before) all of the following have occurred in relation to the Country in question:

         (a)      where that Country is a Territory:

                  (i)      which is a Phase 1 Territory, Phase 1 Completion; or

                  (ii) which is a Phase 2 Territory, Phase 2 Completion for that Country (but not, in any event, before Phase 1 Completion); or

         (b) where that Country is not a Territory, when the Country Conditions for that Country have been satisfied or waived by the Parties, and by BT, and five (5) Business Days have elapsed following such satisfaction or waiver, or such other date as the Parties may agree in writing, but not, in any event, before Phase 1 Completion.

(2) Where (if at all) the Marconi Group uses Internal Services in any Country (the "RELEVANT COUNTRY") which are delivered in whole or part from a Territory (the "EXTERNAL TERRITORY") which is not the Country in question, responsibility for all or part of the Services replacing the Internal Services delivered from the External Territory shall pass at the same time as responsibility passes in respect of the Services provided from the External Territory (but, in relation to the Relevant Country, not before the requirements of Clause 2.2(1) applicable to the Relevant Country have been satisfied), and the Parties will co-operate in any reasonable arrangements intended to enable:

         (a) the Internal Services provided from the External Territory to continue; and

         (b) the relevant Services (other than those replacing the Internal Services provided from the External Territory) to be provided, pending responsibility for the Services delivered from the External Territory passing to the Supplier.

2.3      APPOINTMENT OF SUPPLIER

(1) Subject to the terms of this Agreement, the Supplier shall provide or procure the provision of:

         (a) the Services (other than the Transition Services) on and with effect from Cutover in relation to those Services; and

         (b)      the Transition Services,

         in each case for Marconi and for the benefit of other members of the Marconi Group, and Marconi shall pay, or procure payment of, the Charges.

(2) The appointment of the Supplier to provide the Services under this Agreement is non-exclusive, so that Marconi is entitled to undertake tasks the same as or similar to the Services or to retain the services of a third party to provide services that are the same as or similar to the Services, and the Supplier is entitled to provide services that are the same as or similar to the Services to any third party, but in any case without affecting Marconi's or (as the case may be) the Supplier's obligations under this Agreement.

2.4   ADDITIONAL SERVICES

(1) Subject to Clause 2.4(6), where, during the term of this Agreement, a member of the Marconi Group:

      (a) wishes to obtain additional services that are the same as or similar to the Services; or

      (b)   to expand the scope of the Services,

      in either case other than through Change Control, Marconi shall notify the Supplier of the Marconi Group's requirements no later than other potential suppliers are so notified, and shall, or shall procure that the relevant member of the Marconi Group shall, give the Supplier (or such appropriate member of the Supplier Group as the Supplier may nominate and which is reasonably acceptable to the Marconi Group member) the opportunity to quote for the provision of those new or additional services.

(2) Where, in Marconi's reasonable opinion, the terms (including as to the charges for the services) upon which the Supplier (or its nominee under Clause 2.4(1)) proposes to provide such services are competitive (including having regard to other bids) and otherwise meet the Marconi Group's requirements for those services, then:

      (a) Marconi shall or shall procure that the relevant member of the Marconi Group shall appoint the Supplier or such member of the Supplier Group to provide those services on those terms; and

      (b) the Supplier shall or shall procure that such member of the Supplier Group shall accept the appointment,

      by (in each such case) the execution of an agreement in writing subject to those terms.

(3) In all other cases, Marconi may retain the services of a third party to provide those services, without affecting the Supplier's rights and obligations under this Agreement.

(4) Where the Supplier Group is requested by Marconi to provide new or additional services, and the Supplier Group is reasonably able to provide those services to the Marconi Group, the Supplier shall not, or shall procure that the relevant member of the Supplier Group shall not:

      (a)   refuse to do so; or

      (b)   agree to provide those services only on unreasonable terms.

(5) Where Clause 2.4(1) applies, the Marconi Group shall be entitled (but not obliged) to disclose to all other persons expressing an interest in providing the new or additional services Marconi's obligations under this Clause 2.4.

(6) Marconi shall not be obliged to comply with this Clause 2.4 in relation to requirements (as referred to in Clause 2.4(1)) of a member of the Marconi Group which was not a member of the Marconi Group as at the Commencement Date (a "NEW MARCONI AFFILIATE") where either:

      (a) the New Marconi Affiliate is a party to a contract that was entered into before the New Marconi Affiliate became a member of the Marconi Group and compliance with this Clause 2.4 would either result in a breach of that contract or would result in the procurement of services that would be the same as or similar to services to which the Marconi Group is receiving under that contract; or

      (b) the New Marconi Affiliate is not a member of the Marconi Controlled Group.

2.5   SITES AND SOFTWARE

(1)   The:

      (a) locations of the Sites at, or in respect of which, the IT Services are intended to be performed as of the Commencement Date; and

      (b) Marconi Assets being software in relation to which the IT Services are intended to be provided as at the Commencement Date,

      are identified in the Service Level Agreement.

(2) Where there is any change to such Site or software before Cutover has occurred in respect of the Services relating to the Site or software, then any adjustment to the

      Charges shall be made in accordance with Schedule 4 (Charges) and, where applicable, Change Control.

(3) Where there is any change to such Site or software on or after Cutover has occurred in respect of the Services relating to the Site or software, such change shall be subject to Change Control, provided that where the change falls within the scope of the relevant "ARC/RRC" mechanisms outlined in Schedule 4 (Charges), any adjustment to the Charges shall be determined pursuant to those "ARC/RRC" mechanisms.

2.6   PROJECT SERVICES

(1)   No Project shall be undertaken unless:

      (a) the Parties have completed the Project Initiation Procedure in relation to the relevant Project; and

      (b) the Parties have agreed the Charges (or the Charges have been determined pursuant to this Agreement) for the provision of the Project Services (to the extent that those Charges are not contemplated under Schedule 4 (Charges)).

(2) Exhibit 1 (Transition Project) shall constitute a Schedule of Work in relation to the preparation of the Parties for the provision by the Supplier of the IT Services.

(3) The Parties acknowledge that Exhibit 2 (Existing Projects) lists current and planned projects of the Marconi Group as of the Commencement Date and that provision has been made in the Budget for the costs of these projects (subject to verification via a True-up Process). As soon as reasonably practicable after Cutover in relation to the Services to be provided in the Phase 1 Territories, the Parties shall conclude Schedules of Work in relation to these projects in accordance with the Project Initiation Procedure.

2.7   CHANGE CONTROL AND VARIATIONS TO THE IT SERVICES

(1) Subject to Clause 2.7(2), Schedule 9 (Change Control) shall have effect.

      [***]

2.8   AUDIT

      Schedule 12 (Audit) shall have effect.

2.9   NOTICE OF BREACHES

      Without limiting the provisions of Clause 13 (Termination), Marconi and the Supplier, promptly upon becoming aware of a breach of this Agreement by the other, shall notify the other of the breach in question, and the Party allegedly in default shall investigate the claim and, if well founded, without affecting the rights of either Party, shall propose reasonable measures to rectify the breach and to prevent a recurrence of it.

2.10  COUNTRY AGREEMENTS

(1) Either Party is (subject to the provisions of Schedule 4) entitled by reasonable prior notice to the other Party to nominate a member of its Group (which may, for the avoidance of doubt, but subject to the following requirements of this Clause 2.10, be itself) to provide (in the case of nominations by the Supplier) or pay for (in the case of nominations by Marconi) any of the Services pursuant to this Agreement; each such nomination shall be of an entity which is resident (for tax purposes) as follows:

      (a) for Services to be provided in the Invoice Region "UK and Ireland," in the UK; and

      (b) for Services to be provided in the Invoice Region "Rest of World", either (i) in the UK, or (ii) (subject to Clause 2.10(6)) in a Country in the "Rest of World" Invoice Region to which the Services are to be provided under this Agreement; and

      (c) for Services to be provided in any other Invoice Region, in a Country in that Invoice Region,

      and the nominating Party shall procure that the entity nominated pursuant to Clause 2.10(1)(a), (b) or (c) shall invoice all Services or (as the case may be) make all payments due under this Agreement from the Country referred to in 2.10(1)(a), (b) or (c).

(2) Marconi shall, where Marconi is receiving the relevant Services, or shall procure that each member of the Marconi Group receiving the Services shall, accept the performance of the Supplier's nominee in lieu of the Supplier, and to the extent the Supplier's nominee performs the Services in accordance with this Agreement, that performance shall to the same extent (but not otherwise) discharge the Supplier under this Agreement; for the avoidance of doubt, each Party shall be liable to the other for the acts and omissions of its nominee(s) and (in the case of Marconi) the relevant member(s) of the Marconi Group arising under or in connection with this Agreement, as if they were its own.

(3)   Without prejudice to Clause 38 (Further Assurance):

      (a) where the Supplier nominates a member of the Supplier Group to perform any of the Services in accordance with Clause 2.10(1), Marconi shall, or shall procure that the member of the Marconi Group receiving the Services, or if more than one, any one of them (in either case) reasonably acceptable to the Supplier, shall promptly enter into a Country Agreement with the Supplier's nominee, and the Supplier shall procure that its nominee also promptly enters into that Country Agreement;

      (b) where Marconi nominates a member of the Marconi Group to pay for any of the Services in accordance with Clause 2.10(1), the Supplier shall, or shall procure that a member of the Supplier Group reasonably acceptable to Marconi shall, promptly enter into a Country Agreement with Marconi's nominee in respect of the Services for which payment is to be made by the member of the Marconi Group, and Marconi shall procure that its nominee also promptly enters into that Country Agreement; and

      (c) each Party shall ensure that its Group member which enters into a Country Agreement as envisaged by this Clause 2.10(3) is resident (for tax purposes) as follows:

            (i) for Services to be provided in the Invoice Region "UK and Ireland," in the UK; and

            (ii) for Services to be provided in the Invoice Region "Rest of World", either (aa) in the UK, or (bb) (subject to Clause 2.10(6)) in a Country in the "Rest of World" Invoice Region to which the Services are to be provided under this Agreement; and

            (iii) for Services to be provided in any other Invoice Region, in a
                  Country in that Invoice Region,

            and the nominating Party shall procure that the entity which enters into a Country Agreement pursuant to Clause 2.10(3)(c)(i), (ii) or
            (iii) shall invoice all amounts due and/or make all payments due (as the case may be) under this Agreement from the Country referred to in 2.10(3)(c)(i), (ii) or (iii), and if any such Group member ceases to be so resident, that Party will promptly notify the other Party of this fact and, at the request of the other Party, ensure that all rights and obligations of the relevant Group member are promptly assigned and transferred to a member of its Group which is so resident.

(4)   Each Country Agreement shall be substantially in the form set forth in
      Schedule 16 (Form of Country Agreement), with such amendments (if any):

      (a) as are appropriate to reflect Applicable Legislation and any Regulated Activities; and

      (b) as may be necessary to give effect to any exercise of either Party's rights under this Agreement,

      in either case from time to time.

(5) Where a Country Agreement is entered into by a member of a Party's Group, that Party shall procure compliance by that Group member with that Country Agreement.

(6)   If:

      (a)   a Party nominates a non-UK entity as envisaged by Clause
            2.10(1)(b)(ii);

      (b) a non-UK entity enters into a Country Agreement as envisaged by Clause 2.10(3)(c)(ii)(bb); or

      (c) Marconi nominates a non-UK entity as envisaged by Clause 25.1(1)(a)(iii)(bb)(ii),

      then that non-UK entity shall bear and pay for all taxes, levies and similar payments imposed outside the United Kingdom on all sums due pursuant to this Agreement from that non-UK entity to the other Party to the Country Agreement, in addition to the sums due to that other Party, to the extent that such taxes, levies and similar payments would not have been so imposed had that non-UK entity been resident (for tax purposes) in the UK and made all payments due pursuant to this Agreement from the UK.

2.11  EXIT PLAN

      As soon as reasonably practicable after Cutover in respect of any Services, the Supplier shall establish and thereafter maintain a plan (the "EXIT PLAN") for the orderly migration of the Services that have been Cutover in accordance with Best Industry Practice from the Supplier to Marconi or, at Marconi's discretion, to a Third

      Party Provider within such period following expiry or earlier termination of this Agreement as Marconi may reasonably require, and such plan shall be consistent with the Exit Arrangements.

2.12  CO-OPERATION

      The Parties undertake to consult and to co-operate with each other to take, so far as is reasonable, such actions as may be required to optimise their Taxation position and their position as regards compliance with Applicable Legislation, arising from this Agreement.

2.13  GUARANTEES

(1) If at any time Marconi ceases to own directly or indirectly (whether through shareholdings or otherwise) as least sixty five per cent (65%) by value of the net assets of the Marconi Group (excluding any New Marconi Affiliate (as defined in Clause 2.4(6)), Marconi shall (as soon as reasonably practicable thereafter) procure that such member(s) of the Marconi Group (other than Marconi's parent undertaking) that, together with Marconi, do own such assets to that value, execute and deliver to each of the Supplier (in favour of the Supplier) and to BT (in favour of BT) a guarantee substantially in form set forth in Part 1 of Schedule 23 (Form of Guarantees).

(2) On the Commencement Date the Supplier shall deliver to Marconi a guarantee in the form set out in Part 2 of Schedule 23 (Form of Guarantees) executed by Computer Sciences Corporation.

3.    PERFORMANCE

3.1   OPERATIONAL RESPONSIBILITY

(1) The Supplier accepts that operational responsibility for the Services shall pass to the Supplier under this Agreement.

(2) Subject to Clauses 3.1(5) and 3.10 the only circumstances in which the Supplier is discharged in whole or part from providing the Services or the Exit Arrangements (but only to the extent and for so long as such circumstances shall affect the performance of the Services or, as the case may be, the Exit Arrangements) are:

      (a)   if the Dependencies are not met;

      (b) if Marconi breaches this Agreement, the Asset Transfer Agreement or the BT Asset Transfer Agreement or any member of the Marconi Group breaches any Country Agreement or Transfer Agreement;

      (c) if Marconi does not provide access to (for whatever reason) Marconi Assets or personnel requested by the Supplier Group pursuant to Clause 3.8(2) (Availability of the Marconi Assets and Personnel) (whether or not such failure to make available amounts to a breach of this Agreement);

      (d) if the Supplier Group or the BT Group is not effectively able to enjoy the benefit of any In-Scope Contract with effect from Phase 1 Completion or Phase 2 Completion (as appropriate);

      (e) if the relevant member of the Supplier Group or the BT Group elects, pursuant to a Transfer Agreement not to purchase any Current Contract, except to the extent that access is provided to the subject matter of such Current Contract under Clause 3.8(2) (Availability of the Marconi Assets and Personnel);

      (f) if the counter-party to a BT Contract or a Supplier Contract breaches that In-Scope Contract;

      (g) if any Key Supplier breaches its In-Scope Contract or other agreement or arrangement to which clause 10.6 of a BT Transfer Agreement refers;

      (h)   if Clause 20 (Force Majeure) applies; or

      (i) where (and if at all) otherwise expressly so stated in this Agreement.

      No such discharge shall relieve the Marconi Group from its obligation to pay any Charges (which shall be payable to the same extent as if the Supplier had performed the obligations discharged as envisaged by this Clause 3.1(2)).

(3) To the extent the Supplier is, pursuant to Clause 3.1(2), discharged from performing the Services by any matter to which Clause 3.1(2) (other than Clause 3.1(2)(h) (Force Majeure)) refers, the Supplier shall notify Marconi as soon as reasonably practicable, describing the relevant matter or matters in reasonable detail, and the Supplier shall:

      (a) provide the Services which are unaffected in accordance with this Agreement;

      (b) use Best Industry Practice to perform the affected Services, and Marconi shall reimburse the Supplier all reasonable incremental costs incurred in doing so to the extent those costs are not already included in the Charges; and

      (c) resume provision of the Services in accordance with this Agreement as soon as reasonably practicable thereafter.

(4) At Marconi's request, the Supplier shall procure such assets and personnel as are reasonably necessary to replace any assets or personnel that Marconi has failed to provide under Clauses 3.8(1) or (2), and Marconi shall pay (or procure payment of) a reasonable adjustment to the Charges as a result thereof.

(5) Where Marconi requests the procurement of assets or personnel under Clause 3.1(4), the Supplier shall have a reasonable period of time in which to procure and implement those assets or personnel; at the expiration of that period Clause 3.1(2) shall cease to have effect in relation to the Services affected by Marconi's failure to provide access to the relevant assets, and/or personnel.

(6) Schedule 5 (Service Credits) shall have effect in relation to the accrual of service credits.

(7) [***] No service credits shall accrue to the extent the breach or breaches of the Service Level Agreement (or failures to achieve any of the Key Service Levels identified in Appendix 1 of Schedule 5) are caused by or are attributable to any of the circumstances to which Clause 3.1(2) refers.

(8) This Clause 3.1(8) applies in respect of a breach (a "RELEVANT SUBCONTRACT BREACH") of an In-Scope Contract (or other agreement or arrangement) to which Clause 3.1(2)(f) or (g) refers (a "RELEVANT SUBCONTRACT"). In this Clause 3.1(8), the "AFFECTED SUBCONTRACT SERVICES" means the services provided, or which ought to have been provided, under the Relevant Subcontract to which the Relevant Subcontract Breach relates.

      (a) If the Services corresponding to the Affected Subcontract Services are fairly described in the Service Level Agreement, and:

            (i) where the Services corresponding to the Affected Subcontract Services have been provided in accordance with this Agreement notwithstanding the Relevant Subcontract Breach, then all service credits, damages and other amounts that may be recovered from the counter-party to the Relevant Subcontract in respect of the Relevant Subcontract Breach shall be for the Supplier's account; or

            (ii) where the Services corresponding to the Affected Subcontract Services have not been provided in accordance with this Agreement, notwithstanding the exercise of Best Industry Practice in accordance with Clause 3.1(3)(b), then all service credits, damages and other amounts that may be recovered from the counter-party to the Relevant Subcontract in respect of the Relevant Subcontract Breach shall be fairly and reasonably apportioned between the Parties, their respective Group members and/or the relevant Approved Subcontractor, in proportion to the Loss suffered by them as a result of the Relevant Subcontract Breach (and for this purpose all amounts for which Marconi is liable under Clause 3.1(3)(b) shall be deemed to be damage suffered by Marconi).

      (b)   If:

            (i) the Services corresponding to the Affected Subcontract Services are not fairly described in the Service Level Agreement, or

            (ii) those Services are so described but the Supplier is in breach of Clause 3.1(3)(b) (Best Industry Practice), or

            (iii) the Supplier (or any member of its Group or the relevant
                  Approved Subcontractor) has not suffered damage as a result of the Relevant Subcontract Breach and Clause 3.1(8)(a)(i) does not apply,

            then without affecting the other rights of the Marconi Group, but subject to Clause 3.1(8)(e), all the service credits, damages and other amounts that may be recovered from the counter-party to the Relevant Subcontract in respect of the Relevant Subcontract Breach shall be for Marconi's account.

      (c) At Marconi's request, the Supplier shall or shall procure that the relevant member of the Supplier's Group or the relevant Approved Subcontractor shall, use reasonable endeavours to enforce its rights under the Relevant Subcontract in respect of the Relevant Subcontract Breach.

      (d) Where Clause 3.1(8)(a)(ii) applies and Marconi has made a request under Clause 3.1(8)(c):

            (i) the Parties shall, and shall procure that the relevant members of their Group shall and the Supplier shall procure that the relevant Approved Subcontractor shall, reasonably co-operate with each other in seeking to recover all service credits, damages and other amounts in respect of the Relevant Subcontract Breach; and

            (ii) the costs and expenses incurred by the Supplier (and by members of its Group and the relevant Approved Subcontractor) under Clause 3.1(8)(c) or (d)(i) (as the case may be) shall be set-off (on a proportionate basis where necessary) against the amount so recovered before any allocation of that amount under Clause 3.1(8)(a)(ii).

      (e) Where Clause 3.1(8)(b) applies and Marconi has made a request under Clause 3.1(8)(c):

            (i) Marconi shall indemnify the Supplier Group (and the relevant Approved Subcontractor) in respect of its or their reasonable costs and expenses in seeking to enforce its or their rights at Marconi's request under Clause 3.1(8)(c); and

            (ii) Marconi shall control the conduct or settlement of the claim and may require the appointment of lawyers of its choice. For this purpose, the Supplier shall, or shall procure that the relevant member(s) of its Group and any relevant Approved Subcontractor shall, comply with all reasonable directions of Marconi under this Clause 3.1(8)(e)(ii).

3.2   QUALITY OF THE SERVICES

(1)   The Supplier shall provide the Services:

      (a)   in the case of the IT Services (and subject to Exhibit 1):

            (i) until the end of the True-Up Process, to the same extent, quality, manner and level of provision as the Internal Services that are replaced by the Services in question were received or procured internally in the period up to the relevant Cutover; and

            (ii)  thereafter, in accordance with the Service Level Agreement;

      (b) in the case of the Project Services, in accordance with the Project Terms;

      (c)   otherwise in accordance with Best Industry Practice;

      (d) in accordance with all Applicable Legislation binding on the Supplier or its sub-contractors;

      (e) in accordance with those of Marconi's internal standards and procedures which are identified in Schedule 3 (List of Standards and Policies), and any other additional or substituted standards or procedures implemented by Marconi from time to time, subject to Change Control, provided that:

            (i) the Supplier shall not be required to comply with any such standards or procedures where to do so would require it (or any member of its Group or Approved Sub-contractors) to breach any Applicable Legislation;

            (ii) the Supplier shall only be required to comply with any such standards or procedures to the extent complied with by the Marconi Group in the period up to the relevant Cutover except where any other standard or procedure is applied pursuant to Change Control;

            (iii) the Supplier shall be entitled to comply with its own standards and procedures instead of such internal Marconi standards and procedures if and to the extent that Marconi agrees that the Supplier's own standards and procedures provide protection which is not materially less than such internal Marconi standards and procedures (such agreement not unreasonably to be withheld or delayed); and

            (iv) to the extent a Service comprises a Regulated Activity in relation to which there exists a mandatory standard or procedure which differs from Marconi's internal standards and procedures, the Supplier shall only be required to provide that Service in accordance with that imposed standard or procedure (and the Supplier shall promptly notify Marconi of the terms of the regulated standard or procedure), and, for the avoidance of doubt, wherever any provision in this Agreement imposes an obligation on the Supplier or any Approved Sub-Contractor to comply with any such Marconi standards or procedures, that provision shall be interpreted as being subject to the above proviso (to the same extent as if the above paragraphs (i) to (iv) were written out in full in that provision); and

      (f)   in accordance with all other terms of this Agreement.

(2)   The Supplier shall:

      (a) to the extent that the Supplier's responsibility in providing the Services includes the provision (but, not, for the avoidance of doubt, the mere carriage or hosting) of information, ensure that all information so provided is, in all material respects, accurate, complete and not misleading;

      (b) as soon as possible and to the extent reasonably practicable, free of charge, reconstitute, up to the point of the last back-up (or to such back-up as ought to have been made by the Supplier in accordance with this Agreement), any data spoilt, destroyed or lost as a result of the breach of the Supplier of this Agreement, provided that, where the Supplier is not expressly responsible as part of the Services for the making of back-up copies in respect of those data, Marconi makes available to the Supplier the latest back-up copies that the Marconi Group has or ought reasonably to have made in accordance with Best Industry Practice and the copies (if any) of the information embodied in such spoilt, damaged or lost data held by the Marconi Group;

      (c) co-operate with the Marconi Group, its officers, employees, agents contractors, and any Competent Authorities, in the performance of acts which concern the Services, as Marconi may reasonably require; and

      (d) use Best Industry Practice in order to seek to ensure that no one introduces any Virus onto or into any networks, computer hardware or software used by the Marconi Group and in respect of which the Supplier is providing the Services.

(3) The Supplier shall deal promptly with queries or problems relating to the use or performance of the Services and (without affecting the Marconi Group's other rights) use all reasonable endeavours promptly to correct or procure the correction of any failure to perform the Services in accordance with the terms of this Agreement (including any defective or delayed provision of the Services).

(4) The Supplier undertakes at all times during the continuance of this Agreement actively to monitor the nature and categories of (and the manner and method of delivery of), and charges for services provided by the industry relevant to each Service in general and the outsourcing industry for that Service in particular and to keep Marconi informed of all developments that the Supplier considers in accordance with Best Industry Practice may be of benefit to Marconi.

(5) Marconi shall (and shall ensure that each other member of the Marconi Group shall) use reasonable endeavours in order to seek to ensure that no one introduces any Virus onto or into any networks, computer hardware or software used by the Marconi Group and in respect of which the Supplier is providing the Services.

3.3   CO-OPERATION WITH THIRD PARTY PROVIDERS

(1) Without affecting the Marconi Group's other rights, where the Marconi Group appoints a Third Party Provider to provide any hardware or other goods (including software) or services (including any services similar to the Services), the Supplier shall reasonably co-operate with the Third Party Provider and provide such access as may reasonably be necessary to all relevant:

      (a)   documentation, information and data; and

      (b)   systems, premises and communications networks,

      in the possession, custody or control of the Supplier as the Third Party Provider reasonably requires to provide the goods (including software) or services, subject to Clause 3.3(3) and subject to the provision to the Supplier of a confidentiality undertaking by the Third Party Provider direct to the Supplier on terms substantially the same as the provisions of Clause 16 (Confidentiality).

(2) Subject to Clause 3.3(3), the Supplier shall liaise with all Third Party Providers and provide all reasonable assistance to ensure that their goods or services are integrated into and compatible with the provision of the Services in order to achieve utility of the goods and services in question for the Marconi Group.

(3) The Supplier shall not be required to provide the co-operation, access, liaison or assistance referred to in Clauses 3.3(1) or 3.3(2) to the extent and for so long as the Supplier, acting reasonably, considers that this is inappropriate, taking into account:

      (a) any disruption likely to occur to the operations of the Supplier Group or its subcontractors;

      (b) any adverse effect of such co-operation, access, liaison, assistance or information upon the integrity of the systems, premises or communications networks for which the Supplier or any other member of its Group or subcontractors is responsible;

      (c) the commercial sensitivity of the documentation, information and/or data to be disclosed;

      (d) any potential infringement of Intellectual Property or third party rights;

      (e) any material adverse affect upon the security, health or safety of the Supplier or the Supplier's personnel or any other persons; or

      (f)   any potential breach of Applicable Legislation.

      Notwithstanding the foregoing, the Supplier shall use reasonable endeavours to implement a reasonable alternative solution to allow it provide the co-operation, access, liaison or assistance referred to in Clauses 3.3(1) and 3.3(2).

(4) The Supplier's performance of this Clause 3.3 shall be at no additional charge to Marconi where such performance is part of or is reasonably incidental to the provision of the Services; where this is not the case and Marconi requests the Supplier to perform this Clause 3.3, the Supplier may levy (and Marconi shall pay or procure payment of) an additional charge for the performance of such obligations, provided that such additional charge shall be reasonable and (as far as reasonably practicable) determined prior to performance commencing.

3.4   AUTHORITY OF THE SUPPLIER

(1) Subject to this Clause 3.4 and Clause 16 (Confidentiality), in the discharge of its duties in relation to the IT Services, each of the Supplier, BT in its capacity as an Approved Sub-contractor, and such other Approved Sub-contractors approved in writing by Marconi for the purposes of this Clause 3.4, shall have full discretion, authority, right and power to act for, and on behalf of, the appropriate member of the Marconi Group in giving such instructions and notifications and to provide such information to third parties as may be required in performing the IT Services in accordance with this Agreement; the authority contained in this Clause 3.4(1) is continuing and shall remain in full force and effect until this Agreement or the Supplier's right and obligation to provide the IT Services are terminated, provided that such termination shall not affect any transactions prior to such termination. The Supplier shall, and shall procure that its Approved Sub-contractors shall, give such instructions and notifications and provide such information to third parties as may be required in performing the Services on behalf of the Marconi Group unless otherwise stated in this Agreement or agreed in writing by the Parties.

(2) If the Supplier or any Approved Sub-contractor receives any information, instruction, application or other communication from any third party relevant to the performance of its duties in relation to the Services under this Agreement (a "RELEVANT COMMUNICATION"), then to the extent the Relevant Communication or part thereof is not manifestly erroneous and subject to Clause 3.4(3), the Supplier or the relevant Approved Sub-contractor is entitled:

      (a) to rely on such Relevant Communication or the relevant part thereof as accurate and complete; and

      (a)   to act upon such Relevant Communication,

      without further enquiry of the Marconi Group.

(3) The provisions of Clause 3.4(2)(a) or (b) only apply in relation to a Relevant Communication if the Supplier or the relevant Approved Sub-contractor has used Best Industry Practice to satisfy itself that the Relevant Communication in question is authentic and correctly received.

(4) The Supplier shall, and shall procure that the Approved Sub-contractors shall, obtain written approval from the Marconi Group before:

      (a) entering into any contract on behalf of the Marconi Group or making representations on behalf of or pledging the credit of the Marconi Group;

      (b) contesting (on behalf of the Marconi Group) any action brought against the Marconi Group or instituting any legal or other proceedings on behalf of the Marconi Group; or

      (c) otherwise purporting to conduct the affairs of the Marconi Group except as authorised under Clause 3.4(1).

3.5   RECORD KEEPING

      Subject to any conflicting obligation of the Supplier under any other provision of this Agreement, the Supplier shall during the term of this Agreement, and for a period of five (5) years after its termination or expiry, keep or cause to be kept on behalf of the Marconi Group such books, records, statements, documents of title, licence agreements and certificates and other documents so as to give a complete and accurate record of all transactions carried out by the Supplier on behalf of the Marconi Group and shall cooperate fully with any requests by the Marconi Group and any Competent Authority to inspect and take copies of such records for the purpose of ensuring that the Supplier has complied with its obligations under this Agreement.

3.6   CRIMINAL ACTS

      Each Party shall indemnify the other and members of its Group in respect of all criminal acts or wilful default committed by its employees, agents or contractors in the performance of or purported performance of this Agreement.

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
3.7   REGULATED ACTIVITIES

(1) Marconi acknowledges that certain of the [***] Services, the other obligations of the Supplier under this Agreement or any Country Agreement and certain of the licences granted hereunder (and/or, in any such case, the terms, including as to price, thereof) may:

      (a) be regulated by Applicable Legislation (binding on the Supplier or its Approved Sub-contractors);

      (b)   be subject to mandatory or published terms (including as to price);
            or

      (c) be subject to a non-discrimination obligation (or equivalent) such that the grant of particular terms to the Marconi Group would result in an obligation (imposed by Applicable Legislation on the Supplier or its Approved Sub-contractors) to provide those terms to third parties,

      (these Services or obligations shall be known as "REGULATED
      ACTIVITIES").

(2) Notwithstanding anything in this Agreement, nothing in this Agreement or in any Country Agreement shall operate to require the Supplier Group to provide Services or perform obligations (or operate as a grant of, or an obligation to grant, any licence) which are or are subject to Regulated Activities other than in accordance with Applicable Legislation or any mandatory or published terms, or in any circumstances which would result in an obligation of the type referred to in Clause 3.7(1)(c). In these circumstances, the Supplier Group shall be entitled, taking account of the matters listed in Clause 3.7(1)(a) to (c), to provide the Services or perform those obligations (or grant a licence) consistent with the Applicable Legislation or other mandatory or published terms.

(3) Where the provision of the Services or the performance of an obligation by the Supplier Group is a Regulated Activity, the Supplier Group shall be entitled to suspend the provision of that Service or the performance of that obligation where, and to the extent that, the Supplier Group is strictly required to do so in order to comply with Applicable Legislation or other mandatory or published terms, provided that the Supplier Group shall use all reasonable endeavours to reinstate the provision of the Services or the performance of its suspended obligations as soon as possible.

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
3.8   AVAILABILITY OF THE MARCONI ASSETS AND PERSONNEL

(1) This Clause 3.8 applies in respect of Marconi Assets (other than IT Equipment) and Marconi Controlled Group's personnel (other than Transferring Employees) that were used by the Marconi Controlled Group before the relevant Cutover for the purpose of providing the Internal Services replaced by the Services and are necessary to be used by the Supplier or any Approved Sub-Contractor in the provision of the Services (the "RELEVANT ASSETS").

(2) If requested by the Supplier, and to the extent that Marconi (or any other member of the Marconi Controlled Group) is reasonably able to do so without infringing or breaching third party rights, Marconi shall (free of charge) use its reasonable endeavours promptly to give access to the Supplier Group to the Relevant Assets (other than any such personnel whose services are no longer reasonably available to Marconi or any other member of the Marconi Controlled Group) for use in connection with the Services. Where the Relevant Assets are made available to the Supplier Group, the Supplier shall (and shall ensure that other members of the Supplier Group shall) use reasonable endeavours to comply with any terms disclosed to the Supplier relating to the Relevant Assets.

3.9   ANCILLARY FACILITIES

(1) Catering services that are made available to Marconi employees at or in the vicinity of the Sites shall be made available to the Supplier Personnel but only to the same extent and for so long as those services are made available to Marconi's employees (and thereafter Marconi shall have no obligation to provide catering facilities under this Agreement).

(2) Marconi shall continue to make car parking facilities available at or in the vicinity of the Sites for the use of Supplier Personnel, to the same level as the car parking facilities which were made available to Transferring Employees immediately before the relevant Cutover. Marconi's obligation under this Clause 3.9(2) shall however only continue for so long as such car parking facilities are made available to Marconi employees (and thereafter Marconi shall have no obligation to provide any car parking facilities under this Agreement).

3.10  UNWINDING OF ITALIAN TRANSFER AGREEMENT

      If at any time during the term of this Agreement the transfer under the BT Italian Transfer Agreement of all or any portion of the Assets located in Italy (the "AFFECTED ASSETS") is declared by any competent authority to be or have been ineffective for any reason (or if it appears to be reasonably likely that such a declaration may be made), then Marconi and the Supplier shall, and the Supplier shall procure that BT shall, use all reasonable endeavours to agree in good faith and as soon as is reasonably practicable an alternative basis on which such of the Services as require the use by the Supplier or any Approved Sub-Contractor of the Affected Assets (the "AFFECTED SERVICES") may be provided. In reaching any such agreement the Supplier shall, and shall procure that any Approved Subcontractor shall, use all reasonable endeavours to minimise any disruption to the Services. If such an alternative basis for the provision of the Affected Services has not been agreed by the time any declaration that the transfer of the Affected Assets is ineffective is made, then the Supplier's obligations to provide the Affected Services and Marconi's obligations to pay the Charges in respect of the Affected Services shall be suspended until such time as the Parties and any Approved Sub-Contractor have agreed such an alternative basis for the provision of the Affected Services.

4.    CHARGES AND DEFERRED CONTRACT PREMIUM PAYMENTS

4.1   GENERAL

(1) In consideration for the provision of the Services in accordance with this Agreement, Marconi shall, subject to Clause 4.3 (Disputes), pay (or, where the Charges in question are provided for by a Country Agreement, procure payment, in accordance with that Country Agreement) to the Supplier or its nominee for the time being (being a member of the Supplier Group or, in relation to the Network Services, BT or a member of BT's Group) (and, for the avoidance of doubt, the Supplier may appoint such a nominee in respect of part only of the Charges, with the remainder of the Charges being payable to the Supplier and/or another such nominee or nominees, and it is acknowledged that the proportion of the Charges which is payable to a particular nominee will be likely to change on (at least) a month to month basis) the Charges, in accordance with the following payment terms:

      (a)   in the case of the IT Services:

            (i) during any period when the credit rating of Marconi according to the Standard & Poor credit rating service (Long-Term Issuer Credit Rating), as published on the Commencement Date (or, if that service ceases, any replacement service), is lower than [***] (or has been lower in the preceding thirty day period), monthly in advance to the extent the relevant Charges are reasonably ascertainable in advance; and

            (ii)  otherwise, monthly in arrears;

      (b) in the case of the Transition Services, in accordance with the payment terms set out in Paragraph 2 of Schedule 4 (Charges); and

      (c) in the case of Project Services (other than the Transition Services), in accordance with the payment terms for that Service set out in the relevant Schedule of Work.

      No other charges or amounts in respect of the performance of that Service shall be payable by Marconi except in accordance with this Agreement.

      Any such nomination made under this Clause 4.1(1) shall be revocable from time to time by ten (10) Business Days notice to Marconi.

(2) Invoices shall show the elements agreed from time to time of the Charges and other amounts due to be credited to members of the Marconi Group, in accordance with any agreed form of invoice. Each invoice shall be accompanied by the supporting information set out in Schedule 4 (Charges) together with any additional information set out in the Service Level Agreement or the Schedule of Work (as the case may be) for the relevant Service. Invoices for payments in advance (including under Clause 4.1(a)(i)) shall be issued by the Supplier (or another member of its Group under a Country Agreement) at least thirty (30) days before the due date.

(3)   All invoices shall be paid as set out in Schedule 4 (Charges) or (if
      Schedule 4 (Charges) does not specify when a particular invoice is payable) then:

      (a) in the case of invoices for payments in advance (including under Clause 4.1(a)(i)), as set out in this Agreement or as otherwise agreed; and

      (b) in respect of amounts payable in arrears, within thirty (30) days from the date of invoice provided that the invoice is correctly rendered and, to the extent that the relevant Charges are reasonably ascertainable in advance, sent by or on behalf of the Supplier at least thirty (30) days before the date due; where this is not the case the invoice shall be payable within thirty (30) days from receipt of the invoice.

4.2   DEFAULT INTEREST

      If any Party fails to pay any sum due and payable by it under this Agreement on the due date, it shall pay Default Interest on that sum from the due date until the date of actual payment.

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
4.3   DISPUTES

(1) Subject to Marconi's election (or deemed election) to receive service credits accrued under Schedule 5 (Service Credits), but otherwise notwithstanding anything else in this Agreement or any Country Agreement, Marconi shall pay (or procure the payment of) the Charges hereunder without any deduction or set-off whatsoever, irrespective of any dispute that may exist and that would or may otherwise entitle any sum to be set-off or withheld from the Charges, except that where (and to the extent that) any sum otherwise due from Marconi is, in the opinion of the Supplier (acting reasonably), the subject of a bona fide dispute, that sum may be withheld from the Charges pending resolution of the dispute, but the undisputed portion shall be paid by Marconi in accordance with this Agreement. After settlement of the dispute, any amount agreed or determined to be payable or repayable shall be due forthwith together with any Default Interest thereon in accordance with Clause 4.2 (Default Interest).

(2) The payment of any amount pursuant to an invoice shall not prevent Marconi raising a dispute in respect of that amount and shall not constitute acceptance by Marconi as to the performance by the Supplier of its obligations under this Agreement.

4.4   OVERSEAS CHARGES

(1) Payment of charges under a Country Agreement shall to that extent discharge the obligation of Marconi to pay those Charges under this Clause 4 (Charges).

(2) At Marconi's request the Supplier shall notify Marconi of the total amount of invoiced Charges in respect of any period.

4.5   CHANGES IN LAWS

(1) Subject to Clauses 4.5(2) and Clause 4.7 (Taxes), where a change in Legislation occurs after the Commencement Date which:

      (a) changes the cost to the Supplier Group of providing the Services in accordance with this Agreement; and

      (b) specifically affects the provision of the Services to the Marconi Group as a result of the nature of the Marconi Group's business or of any other matter specific to the Marconi Group,

      the Parties shall negotiate and implement an equitable adjustment to the Charges to reflect that change (in default of agreement, to be determined by Expert's Decision).

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
      In all other cases, the Supplier Group's cost of its complying with a change in Legislation shall be for the Supplier Group's account.

(2) Clause 4.5(1) shall not apply in the case of changes to Legislation affecting Services which are Regulated Activities to the extent that any restraints or requirements imposed by Applicable Legislation or other mandatory or published terms prevent or restrict an adjustment to the Charges or otherwise impose alternative requirements or in any circumstances which would result in an obligation of the type referred to in Clause 3.7(1)(c). In such circumstances, the Charges shall be varied in accordance with the relevant Applicable Legislation or other mandatory or published terms.

4.6   MCL

      It is acknowledged that, for so long as MCL is a party to this Agreement, Services shall be provided to and for the benefit of MCL as well as other members of the Marconi Group. Where the Supplier has nominated BT or another member of the BT Group under Clause 4.1(1) (General) or the Supplier has assigned rights to BT or another member of the BT Group under Clause 25.1(1)(c) (Assignment and Transfer), then BT (and/or its Group member) shall be entitled to enforce (and pursue its right to recover payment) against MCL (for so long as MCL is a party to this Agreement):

      (a) any failure by Marconi to pay the Charges in respect of the Network Services hereunder (to the extent of such nomination); and

      (b)   the assigned rights (to the extent of such assignment),

      to the same extent as if BT (and/or such BT Group member) were a party to this Agreement in lieu of the Supplier in respect of the relevant provisions, provided that the rights granted to the BT Group against MCL under this Clause 4.6 are limited to a right of set-off up to the amounts (if any) owing from time to time from any members of the BT Group to MCL under the "Purchasing Contracts" to which the Side Deed refers, and subject to Clause 19.1 (Liability). This Clause 4.6 is without prejudice to any common law right of set-off which the BT Group may have against MCL arising other than pursuant to or in relation to this Agreement.

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
4.7   TAXES

(1)   Except as provided in this Clause 4.7 (Taxes) and notwithstanding Clause
      4.5 (Changes in Laws), the Charges are exclusive of value added tax or any applicable sales or service tax or any similar tax which is referable to the provision of the Services and any successor or supplemental taxes ("VAT") and, to the extent that such taxes are properly referable or chargeable to Marconi or to a member of its Group which is signatory to a Country Agreement, Marconi (or such Marconi Group member) shall pay them, in addition to the Charges, against delivery of a valid VAT, sales or service tax or comparable invoice.

(2)   [***]

      (a)   [***]

      (b)   [***]

      [***]

(3)   [***]

(4) Where a Party is liable to another in respect of any taxes (or required to bear such taxes for which another Party is liable to the relevant Governmental Authority) pursuant to this Clause 4.7, it shall pay those taxes not less than three (3) Business Days before the date on which the relevant other Party is required to account to a Governmental Authority or to another Party for the taxes in question or, if later, once it has received a valid VAT, sales tax, use tax or comparable invoice for them from the relevant other Party.

4.8   DEFERRED CONTRACT PREMIUM PAYMENTS

      The Supplier shall pay Marconi the amounts set forth in section 13 of
      Schedule 4 (Charges) on the dates stated; such amounts are exclusive of value added tax or any applicable sales tax or any similar tax which may be referable to such payments, and, to the extent that such taxes are properly referable or chargeable, the Supplier shall pay them, in addition to such amounts, against delivery of a valid VAT, sales tax or comparable invoice.

4.9   PAYING AGENT

(1) Subject to Clause 4.9(2), where any member of the Supplier Group or the BT Group elects not to purchase a Current Contract under a Transfer Agreement, and the costs in respect of the Current Contract in question are included in the Budget or the Charges, then the Supplier shall (or shall procure that a member of the Supplier Group shall), as agent for and on behalf of the relevant member of the Marconi Group, pay such of the charges or other outgoings under such Current Contract as reflect such costs, and shall indemnify Marconi in respect of all Loss incurred or sustained by Marconi or the relevant Marconi Group member as a result of a failure by the Supplier Group to comply with this Clause 4.9 (Paying Agent).

(2) Clause 4.9(1) is subject to Marconi not being in breach of Clause 4.1 (General) and Marconi shall indemnify the Supplier in respect of its (and other members of the Supplier's Group's) reasonable incremental costs of complying with Clause 4.9(1) insofar as they are not reflected in the Charges.

5.    VALIDATION OF INFORMATION

5.1   SERVICE LEVEL AGREEMENT

(1) In relation to any Services in respect of which Cutover has occurred, during the period from the date on which such Cutover occurs until the end of the relevant True-up Process (as defined in Clause 5.2(1)), the Parties will undertake a review of the Service Level Agreement in order to validate that it fairly describes:

      (a)   the Internal Services in respect of which Cutover has occurred; and

      (b) the quality, manner and level of provision of such Internal Services, including the extent to which the Marconi Group complied with the standards and policies identified in Schedule 3 (Standards and Policies) in the period up to the relevant Cutover.

      The validation to which this Clause 5.1(1) refers shall be by reference to the records of the Marconi Group to the extent they exist or, where they do not exist or are insufficient for the purpose, by reference to the information gathered by the Supplier (in the absence of manifest error or negligence) for the purpose of the True-up Process (including the results of the measurements to be made by the Supplier over a period of not less than three (3) months during the True-up Process).

(2) To the extent the Service Level Agreement does not fairly reflect the matters to which Clause 5.1(1)(a) or (b) refers (either because of an error or omission or otherwise), the Service Level Agreement shall be amended to do so.

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
(3) This Clause 5.1(3) applies only insofar as the IT Services are to be performed after any Cutover by a sub-contractor pursuant to an In-Scope Contract, the costs of which are included in the Budget (as verified under the True-up Process under Clause 5.2) or included in the Charges pursuant to Clause 5.2(6). If the review in Clause 5.1(1) cannot reasonably establish whether the Service Level Agreement does fairly describe the relevant matters as actually so performed by the counter-party to the relevant In-Scope Contract, then for the purpose of any amendment pursuant to Clause 5.1(2), the sub-contractor shall be assumed to be performing the relevant IT Services in accordance with the requirements of the relevant In-Scope Contract.

(4) If by the end of the True-up Process the Parties have not agreed either that the Service Level Agreement fairly describes the matters to which Clause 5.1(1) refers or the amendments that are required to be made so that it does so, the outstanding issues in dispute shall be determined by Expert's Decision.

(5) Any determination of the Expert under Clause 5.1(4) shall specify the amendments (if any) that shall be made to the Service Level Agreement so that it fairly represents the matters to which Clause 5.1(1) refers.

5.2   TRUE-UP PROCESS

(1) Within the [***] months following Cutover in relation to any Services, the Supplier shall complete the due diligence and information verification process contemplated by this Clause 5.2 (each being a "TRUE-UP PROCESS"). The purpose shall be to verify:

      (a) the Resource Baseline (as defined in Schedule 4 (Charges)) for each Service Category Cutover against the actual volumes of Internal Services provided as of the relevant Cutover ("ACTUAL VOLUMES");

      (b) the accuracy of the information provided to the Supplier and to BT by way of specific disclosures contained in Appendix B of the Disclosure Letter, subject to Clause 5.2(2), and the accuracy and completeness of the Budget as a statement of:

            (i)   the cost actually incurred by the Marconi Group; or

            (ii) reasonably expected to be incurred by the Marconi Group had the Marconi Group continued to provide the relevant Services, in each case in relation to the Cutover IT Services and the Project Services in the period to which the Budget relates or the relevant part of that period (all the information referred to in this (b) being "BASELINE INFORMATION");

      (c) the assumptions as specified in Schedules 4 (Charges) and 22 (Assumptions and Dependencies); and

      (d) whether the Service Level Agreement fairly describes any Internal Services procured under a Current Contract:

            (i) which does not relate to any hardware or other information technology and network assets or equipment owned by the Marconi Group and located outside the Territories or used exclusively for a purpose other than the Internal Services; and

            (ii)  the costs of which are not included in the Budget.

(2) In relation to staff costs, the purpose of the True-Up Process shall be to verify that the Baseline Information includes the cost of all staff (as a result of payment of salary, national insurance contributions, pensions and other benefits) used by the Marconi Group to deliver the Internal Services as of the relevant Cutover. This includes costs of all vacant positions to the extent that the number of Transferring Employees is below the number of staff required by Marconi to deliver the Internal Services as of the relevant Cutover.

(3) Marconi shall grant the Supplier and/or its designees, including sub-contractors, reasonable access to all information, Marconi Group personnel and resources reasonably required for the True-up Process and shall otherwise provide reasonable co-operation to the Supplier in connection with the True-up Process.

(4) In verifying the accuracy and completeness of the Budget the Supplier shall apply the generally applicable accounting principles that were applied by Marconi in preparing the Budget.

(5) Subject to Paragraph 6.3(3) of Schedule 4 (Charges), to the extent that the True-up Process identifies any variations in the Resource Baseline for any Service Category as compared to the Actual Volumes for that Service Category, then Paragraphs 1.3(3) to (5) of Schedule 4 shall apply.

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
(6)   To the extent that by the end of a True-up Process:

      (a) it is identified that the Baseline Information is inaccurate or incomplete, or that the Budget is inaccurate or incomplete as a statement of:

            (i)   the costs actually incurred by the Marconi Group; or

            (ii) the costs reasonably expected to be incurred by the Marconi Group had the Marconi Group continued to provide the relevant Services,

            in each case in relation to the Cutover IT Services and the Project Services in the period to which the Budget relates (or the relevant part of that period);

      (b) information or costs are identified which render any assumption as referred to in Clause 5.2(1)(c) invalid; or

      (c) it is identified that the Service Level Agreement fairly describes any Internal Services procured under a Current Contract satisfying the parameters in Clause 5.2(1)(d)(i) and (ii),

      (any thereof being a "RELEVANT MATTER") then a fair and reasonable adjustment, calculated according to the formula set out in Clause 5.2(7), shall be made to the Baseline Charges, save that the Baseline Charges will not be reduced if the item which would otherwise give rise to the adjustment will need replacement or substitution to allow the Supplier to perform the Services in accordance with this Agreement as from the relevant Cutover, provided that the item is so replaced or substituted or the Supplier is otherwise performing the Services in accordance with this Agreement by other means. For the avoidance of doubt, any adjustment to the Charges which may arise in relation to any of the circumstances to which Clause 21 (Alterations in the Marconi Group) applies shall be made under Clause 21.7 and not under this Clause 5.2(6).

(7)   The formula to be applied to adjust the Baseline Charges is as follows:

      (a) where the Relevant Matter results in an increase in the cost of providing the IT Services excluding the Network Services (when compared to what the cost would have been, but for the Relevant Matter), the Baseline Charges for such Services shall be increased by that increase in cost multiplied by the Adjustment Percentage, except that where (and to the extent that) such increase in cost consists of third party obligations which cannot be replaced or substituted (without, in either such case, breach of contract or payment of a charge or penalty), such Baseline Charge will be increased by the actual increase in costs for so long as under the terms of such third party obligation it cannot be replaced or substituted;

      (b) where the Relevant Matter results in a decrease in the cost of providing the IT Services excluding the Network Services, the Baseline Charges for such Services shall be decreased by an amount equal to the Adjustment Percentage of such decrease in cost;

      (c) where the Relevant Matter results in an increase in the cost of providing the Network Services (when compared to what the cost would have been, but for the Relevant Matter), the Baseline Charges for such Services shall be increased by that increase in cost multiplied by the Network Adjustment Percentage except that where (and to the extent that) such increase in cost consists of third party obligations which cannot be replaced or substituted (without, in either such case, breach of contract or payment of a charge or penalty), such Baseline Charge will be increased by the actual increase in cost for so long as under the terms of such third party obligation it cannot be so replaced or substituted;

      (d) where the Relevant Matter results in a decrease in the cost of providing the Network Services, the Baseline Charges for the Network Services only shall be decreased by an amount equal to the Network Adjustment Percentage of such decrease in cost; and

      (e)   for the purposes of this Clause 5.2(7):

            (i)   "ADJUSTMENT PERCENTAGE" means [***]; and

            (ii)  "NETWORK ADJUSTMENT PERCENTAGE" means[***].

(8)   Where the True-Up Process identifies matters to which Clause 5.2(5) and
      (6) refer in relation to the same Services, the provisions of Clause 5.2(5) shall apply first followed by Clause 5.2(6) and (7).

(9) Where adjustments to the Charges arise as a result of this Clause 5.2, the adjustments will be applied to the Charges for the relevant Services (e.g. Helpdesk, Desktop, Network Services, Applications Development and Maintenance, Data Centre Services) in the Invoice Region in question. Where an adjustment cannot be linked to a specific Service and Invoice Region or it relates to more than one Service or Invoice

      Region the overall adjustment will be pro-rated in a fair and reasonable manner across the Charges for the affected Services and Invoice Regions.

(10) Where any Network Services which would otherwise be delivered in a Phase 2 Territory do not Cutover by the Phase 2 Long Stop Date, the Charges in respect of the remaining Network Services which have Cutover by that date shall be adjusted in accordance with Change Control.

(11) Where any IT Services (other than the Network Services) which would otherwise be delivered in a Phase 2 Territory in an Invoice Region comprising more than one Country do not Cutover by the Phase 2 Long-Stop Date, the Charges in respect of the remaining IT Services (other than the Network Services) to be provided in the same Invoice Region which have Cutover by that date shall be adjusted in accordance with Change Control.

(12) Any variations in the Charges shall apply retrospectively from the relevant Cutover to which the True-up Process in question relates and any amount due to the Supplier as a result of underpayment of the Charges, and any amount due to Marconi as a result of overpayment of the Charges shall be reconciled and paid by the relevant Party within thirty (30) days of the reconciliation.

(13) Subject to Clause 5.2(5), any dispute between the Parties arising in relation to the application of this Clause 5.2 shall be determined by Expert's Decision.

(14) References in this Agreement to the "END OF THE TRUE-UP PROCESS" mean the end of the [***] month period referred to in Clause 5.2(1) (as such period may be varied from time to time by agreement in writing of the Parties).

6.    TECHNOLOGY REFRESHMENT

      The provisions of Schedule 17 (Technology Refreshment) shall have effect.

7.    CONTINUOUS IMPROVEMENT

      The provisions of Schedule 18 (Continuous Improvement) shall have effect.

8.    BENCHMARKING

8.1 The provisions of Schedule 19 (Benchmarking) shall have effect, subject to the following (and all capitalised expressions in this Clause 8 have the same meaning as in Schedule 19 (Benchmarking)):


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
      (a) Marconi shall not be entitled to include any [***] within the scope of an Assessment covering any other Services; and

      (b) Paragraph 4.4 of Schedule 19 (Benchmarking) shall not apply to any Value for Money Benchmarking of the Charges applicable to any [***].

8.2 Nothing in Clause 8.1 shall affect the interpretation of the expression "reasonable endeavours" elsewhere in this Agreement, the Asset Transfer Agreement, the BT Asset Transfer Agreement or any Transfer Agreements.

9.    GOVERNANCE

      The provisions of Schedule 20 (Governance) shall have effect.

10.   MARCONI SOFTWARE AND ASSETS

10.1  RELEVANT ASSETS

(1) Marconi hereby grants to the Supplier, or shall procure the grant to the Supplier of, a non-exclusive, non-transferable world-wide licence for the duration of this Agreement to use the Marconi Software and, subject to the prior written consent of Marconi (which shall not unreasonably be withheld or delayed), to translate, adapt, arrange and otherwise alter the Marconi Software only in connection with and to the extent necessary for the purpose of providing the Services.

(2) The Supplier is not entitled to sub-license its rights under Clause 10.1(1) to any third party, including its agents, except that it may sub-licence those rights to sub-contractors approved by Marconi or permitted under Clause 25 (Assignment and Sub-Contracting). The terms of any sub-licence granted by the Supplier to its subcontractors may permit the sub-contractor to grant further sub-licences to the sub-contractor's permitted sub-contractors, subject in each case to the prior written consent of Marconi (not to be unreasonably withheld or delayed) and provided that the Supplier shall remain responsible for the acts or omissions of such sub-contractors in relation to the Marconi Software as if they were acts or omissions of the Supplier.

10.2  MARCONI ASSETS

(1) Except as provided in the Service Level Agreement or a Schedule of Work, the Marconi Assets shall not be used by the Supplier for any purpose other than provision of the Services without the prior written consent of Marconi.


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
(2) The Supplier undertakes the safe custody of and the return to Marconi of all Marconi Assets in the possession or control of the Supplier Group or any Approved Sub-Contractors, and shall be responsible for loss of or damage to them occasioned whilst in such possession or control otherwise than by the act or omission of the Marconi Controlled Group or their respective officers, directors, employees, contractors or agents.

10.3  NO LIEN

      Neither the Supplier, nor any sub-contractor nor any other person acting on behalf of the Supplier, shall have a lien on any Marconi Assets or Marconi Data for any sum due to the Supplier, the sub-contractor or other person, and the Supplier shall take any reasonable steps to ensure that the title of the Marconi Group, and the exclusion of any such lien, are brought to the notice of all sub-contractors and other persons dealing with any Marconi Assets or Marconi Data.

10.4  ASSETS ACQUIRED BY THE SUPPLIER

      To the extent the Supplier acquires any assets for and on behalf of the Marconi Group, the Supplier shall abide by all Marconi's reasonable procedures for authorisation and audit trail documentation as may be notified to the Supplier in writing and in advance.

11.   GRANT OF LICENCES

11.1  WORKS

      The Supplier hereby grants, or shall procure that the relevant member of the Supplier Group shall grant, to the Marconi Group a non-exclusive, royalty free, perpetual licence to use, reproduce, modify, adapt, translate, arrange and otherwise alter for the purpose of receiving the Services or, following termination or expiration of this Agreement, for the purposes of the Marconi Group receiving services that are the same as or similar to the Services or are otherwise a replacement for the Services, whether provided using its own resources or provided by a Third Party Provider, all Works created predominantly in the course of the provision of the Services by or on behalf of the Supplier, other than Marconi Works.

11.2  SUPPLIER WORKS

(1) Subject to Clause 3.7 (Regulated Activities), the Supplier hereby grants, or shall procure that the relevant member of the Supplier Group shall grant, to the Marconi Group for the duration of this Agreement, a non-exclusive, royalty-free, non-transferable and non-sub-licensable licence to use all Supplier Works as are necessary to enable the Marconi Group to enjoy the benefit of the Services.

(2) The Supplier shall not deploy Supplier Works in connection with the provision of the Services in such a manner that they are required to be used by the Marconi Group in order to receive the Services without the prior written consent of Marconi (which consent shall not be unreasonably withheld or delayed).

11.3  THIRD PARTY WORKS

      Where in order to receive the Services in accordance with the terms of this Agreement the Marconi Group requires licences of Works (whether existing as at the Commencement Date or subsequently coming into existence), the Intellectual Property subsisting in or relating to which is owned by a third party (including, for the avoidance of doubt, any Approved Sub-contractor), the Supplier shall use reasonable endeavours to ensure that such Works are licensed on terms which permit use by the Marconi Group and which entitle the Marconi Group to benefit from any indemnities or warranties against infringement of Intellectual Property arising from such use. Where the Supplier does not obtain such licence or terms, the Supplier shall ensure that such Works are not deployed by members of the Supplier Group (or Approved Sub-contractors) in such a manner that they are required by the Marconi Group in order to receive the Services without Marconi's prior written consent (which consent shall not be unreasonably withheld or delayed).

11.4  OTHER AGREEMENTS WITH THIRD PARTIES

      Where any agreement (other than a licence of Works, but for the avoidance of doubt including an agreement for the maintenance or support of Works whether or not forming part of an agreement for the licence of Works) is entered into by any member of the Supplier Group exclusively or predominantly for the purpose of providing the Services (whether or not the subject matter thereof may be made available to the Marconi Group), the Supplier shall or shall procure that the procuring member of the Supplier Group shall, use all reasonable endeavours to procure that the terms of the agreement:

      (a) acknowledge that the subject matter of the agreement is to be used for the benefit of relevant member(s) of the Marconi Group and entitle relevant member(s) of the Marconi Group, after termination or expiry of this Agreement, to enforce the provisions of that agreement, to the extent necessary to receive the Services or services that are the same as or similar to the Services;

      (b) contain a term that, at the request of Marconi, the agreement (or the relevant part thereof which benefits Marconi) shall be transferred by novation to Marconi or its nominee (being a member of the Marconi Group), with effect from termination or expiry of this Agreement, at no cost; and

      (c) gives full credit (wherever relevant) to Marconi for the period or periods during which the member of the Supplier Group shall have procured such services.

12.   PROPERTY AND PERSONNEL

      The provisions of Schedules 10 (Personnel) and 11 (Property) shall have effect.

13.   TERMINATION

13.1  TERMINATION WITHOUT CAUSE

      Marconi may by notice to the Supplier of at least [***] months, terminate this Agreement in whole or in part with effect from the end of the notice period, provided that such notice shall not expire and such termination shall not take effect before the end of a period of [***] months from the Phase 2 Long-Stop Date.

13.2  TERMINATION FOR CAUSE

(1) Subject to Clause 13.2(3) and to the next paragraph of this Clause 13.2(1), and to Clause 20 (Force Majeure), either Party (the "NON-DEFAULTING PARTY") may by notice to the other Party (the "DEFAULTING PARTY") terminate this Agreement in whole or in part as from the date of service of the notice if the Defaulting Party commits a material breach of this Agreement, which in the case of a breach capable of remedy, is not remedied within [***] days after the Non-Defaulting Party has given notice containing details of the breach and requiring such breach to be remedied; provided that, in the case of a termination of this Agreement in part, the Non-Defaulting Party may only terminate those parts of this Agreement affected by the breach in question.

      Where the Non-Defaulting Party is Marconi, Marconi is entitled to specify a period of notice to terminate this Agreement under this Clause 13.2(1) that ought reasonably to allow the Marconi Group to procure a replacement service provider but in no event longer than [***] months from the date of service of the notice.


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
(2) "MATERIAL BREACH" means, for the purpose of Clause 13.2(1) and Schedule 7 (Project Terms):

      (a) a breach which has, or a series of persistent breaches which taken together have, a material adverse effect on the business of the Marconi Group (where Marconi is the terminating Party) or the Supplier Group (where the Supplier is the terminating Party);

      (b) in the case of the Supplier, a breach entitling Marconi to terminate this Agreement (in whole or part) pursuant to Paragraph 5.2(3)(c) of
            Schedule 5 (Service Credits); or

      (c) the failure at any given time to make payment of outstanding amounts due and payable under this Agreement (and not, in the opinion of the terminating party (acting reasonably) the subject of a bona fide dispute).

(3) Subject to the following provisions of this Clause 13.2, where Marconi serves notice on the Supplier to terminate this Agreement in whole or part under Clause 13.2(1), and the material breach in question was caused solely or substantially by an Approved Sub-contractor, the Supplier shall within ten (10) Business Days thereafter notify Marconi whether or not the Supplier intends to seek to replace the responsible Approved Sub-contractor; in default of such notice from the Supplier the right of the Supplier to do so shall lapse and Marconi's notice shall take effect from the date it was served for the purpose of Clause 13.2(1).

      [***]

(4) Subject to Clause 13.2(5), where the Supplier elects to replace the Approved Sub-contractor, the Supplier shall have a period of [***] days from the date of Marconi's notice of termination under Clause 13.2(1) in which to appoint a replacement sub-contractor in accordance with Clause
      25.2 (Sub-Contracting) or itself to take over responsibility for the provision of the relevant Services within that period and Marconi's notice under Clause 13.2(1) shall be suspended during that period (except as provided in this Clause 13.2), provided that:

      (a) the Supplier shall be liable to provide the relevant Services in accordance with this Agreement during that period;

      (b)   Marconi is entitled to procure a temporary replacement service; and

      (c) all other rights of the Marconi Group under this Agreement or otherwise in respect of the breach shall be unaffected.

(5) Where the Supplier appoints the replacement sub-contractor in accordance with Clause 25.2 (Sub-Contracting) and the replacement takes over responsibility for the provision of the relevant Services within the requisite period, then Marconi shall not terminate this Agreement in respect of the breach in question and Marconi's notice under Clause 13.2(1) shall not take effect.

(6) Where the Supplier does not appoint the replacement sub-contractor in accordance with Clause 25.2 (Sub-Contracting) or the replacement does not take over responsibility for the relevant Services within the requisite period, then Marconi's notice shall take effect from the date it was served for the purpose of Clause 13.2(1); where the breach in question is a remediable breach and the period for the remedy of the breach has expired without the breach being remedied, this Agreement or the relevant part thereof shall terminate with immediate effect.

13.3  INSOLVENCY EVENTS

      Either Party may at any time, by serving notice on the other, terminate this Agreement in whole or in part with immediate effect as from the date of service of the notice if an Insolvency Event occurs in relation to the other Party.

13.4  CHANGE OF CONTROL

      If there is a change of Control of Marconi, Marconi may at any time after such change of Control by notice to the Supplier of at least [***] months, terminate this Agreement in whole (but not in part only) with effect from the end of the notice period.

14.   CONSEQUENCES OF TERMINATION OR EXPIRY

14.1  PRESERVATION OF RIGHTS

      Termination or expiry of this Agreement or any part thereof for whatever reason shall not affect the rights of the Parties which have accrued in accordance with this Clause 14 (Consequences of Termination or Expiry) or otherwise have accrued due on or before termination or any obligation to pay Charges in respect of Services provided before termination or expiry, and Clauses 3.6 (Criminal Acts), 4.2 (Default Interest), 16 (Confidentiality), Clause 11.1 (Works), 18 (Intellectual Property), 19.1 (Liability),


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
      23 (Third Party Beneficiaries), 24 (Indemnification Procedure), 25.1(c) (Assignment to BT), and 38 (Further Assurance) shall survive termination or expiry.

14.2  TERMINATION WITHOUT CAUSE

      Where Marconi has terminated this Agreement or any part thereof pursuant to Clause 13.1 (Termination without Cause), the relevant provisions of
      Schedule 13 (Termination Compensation) shall have effect.

14.3  TERMINATION FOR CHANGE OF CONTROL

      Where Marconi has terminated the Agreement or any part thereof pursuant to Clause 13.4 (Termination for Change of Control) due to the change of Control of Marconi, the relevant provisions of Schedule 13 (Termination Compensation) shall have effect.

14.4  TERMINATION BY THE SUPPLIER FOR CAUSE

      Where the Supplier has terminated the Agreement or any part thereof pursuant to Clause 13.2 (Termination for Cause), Marconi shall pay Basic Costs and Lost Profits (as those expressions are defined in Schedule 13 (Termination Compensation)), save that for the purpose of this Clause 14.4, the period in respect of which Lost Profits shall be calculated shall be from the date of termination of this Agreement to the day before the tenth anniversary of the Phase 1 Completion.

14.5  EXIT ARRANGEMENTS

(1) If either Party gives notice of termination of this Agreement or any part thereof the Exit Arrangements shall apply to the whole or (as the case may be) the part so terminated during the notice period and thereafter where the duration of the assistance to be provided under the Exit Arrangements extends beyond the notice period to terminate this Agreement. The Exit Arrangements shall also apply prior to expiry of this Agreement and thereafter where the duration of the assistance to be provided under the Exit Arrangements extends beyond expiry.

(2)   The Supplier's performance of the Exit Arrangements shall be:

      (a)   free of charge to Marconi where:

            (i) Marconi has terminated this Agreement under Clause 13.2 (Termination for Cause); or

            (ii) the Supplier has terminated this Agreement under Clause 13.3 (Insolvency Events); or

      (b) subject to payment of a reasonable charge (payable in advance) by Marconi, where:

            (i)   this Agreement expires under Clause 2.1 (Scope and Duration);

            (ii) Marconi has terminated this Agreement under Clause 13.1 (Termination without Cause), Clause 13.3 (Insolvency Events) Clause 13.4 (Change of Control), or Clause 20.3 (Force Majeure); or

            (iii) the Supplier has terminated this Agreement under Clause 13.2
                  (Termination for Cause).

(3) The Supplier shall be entitled to suspend (pending receipt of the relevant amount(s)) its obligation to perform the Exit Arrangements if at any given time the Marconi Group fails to make payment of the Charges or any amount under Clauses 14.2, 14.3, 14.4 or 14.5(2)(b) that is or are due and payable under this Agreement (and not, in the opinion of the Supplier (acting reasonably)) the subject of a bona fide dispute.

14.6  ASSET ARRANGEMENTS

(1) Subject to Clause 14.6(4), Marconi shall have the obligation upon the expiry or termination of this Agreement (or part of this Agreement) to acquire any equipment owned by the Supplier or any member of the Supplier Group or Approved Sub-Contractors' Groups, and used exclusively or predominately in the provision of the Services (or, in the case of partial termination, the Services which have been terminated) at such net book value as is determined by depreciating the cost of the equipment appearing in the books of the Supplier or the relevant member of the Supplier Group or the Approved Sub-Contractor's Group (as the case may be) on a straight line basis in accordance with the generally applicable accounting principles of the Supplier, the member of the Supplier Group or the Approved Sub-Contractors' Group (being the owner of the relevant equipment) for the equipment in question; the Supplier shall sell or transfer or shall procure that its relevant member of the Supplier Group or Approved Sub-Contractors' Group shall sell or transfer the relevant equipment at that net book value and free of charge where that net book value is nil. Title to, and risk in, the equipment purchased by Marconi under Clause 14.6(1) shall pass by delivery to Marconi upon payment of the relevant purchase price, and the Supplier, the member of the Supplier Group or the member of the Approved Sub-Contractor Group (as appropriate) shall deliver such equipment to Marconi (such


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
      delivery to take place at the locations where that equipment is physically located at that time). The Supplier warrants that as at the date of any sale to Marconi under this Clause 14.6(1) the Supplier and/or the relevant members of the Supplier Group and/or any relevant member of the Approved Sub-Contractors' Group (as the case may be) have good title to such equipment free from and clear of all liens, charges, mortgages, or similar encumbrances but excluding liens or licences arising in the ordinary course of business which are fairly disclosed to the Marconi Group.

(2) Without prejudice to Clause 14.6(1), as at the Commencement Date, it is contemplated by the Parties that the Marconi Group shall (after termination or expiry of this Agreement) continue to use (but without undertaking any obligation to do so) the equipment referred to in Clause 14.6(1) for the purpose of the provision of services that are a replacement for the Services.

(3) Upon the expiry or earlier termination of this Agreement (or part of this Agreement), any agreement concluded pursuant to Clause 11.4 (Other Agreements with Third Parties) (other than between members of the Supplier Group) (or in the case of partial termination, any such agreement which relates exclusively or predominantly to that part of the Services to which the termination relates) will be transferred by novation to Marconi or its nominee and the Supplier shall make all reasonable endeavours to obtain the consent of the counter-party and to procure the execution of all such deeds and other documents and to do such other things as Marconi may reasonably require in order to give effect to the novation(s). Until the relevant novation has been obtained, and subject to obtaining necessary third party consents, Marconi or its nominee shall be entitled exclusively to use the subject matter of the relevant agreement for the purpose of continuing that part of the Services to which the termination relates. The costs and expenses of the Supplier's (and other members of the Supplier Group's) compliance with this Clause 14.6(3) shall be borne by the Supplier in the event of expiration of the Agreement or earlier termination of the Agreement (or part of it) due to the Supplier's breach or for an Insolvency Event of the Supplier; in all other cases the cost and expenses shall be borne by Marconi.

(4)   Notwithstanding the terms of any novation pursuant to Clause 14.6(3):

      (a) Marconi shall indemnify the Supplier against all Losses incurred by the Supplier or members of its Group by reason of the failure of Marconi or its nominee to observe and perform or procure to have observed and performed all obligations under the agreement to the extent they should have been performed on or after the date the relevant novation is effective or, if earlier, the date exclusive use is granted to Marconi or its nominee as envisaged by Clause 14.6(3) ("NOVATION DATE"); and

      (b) with effect from the Novation Date, the Supplier shall indemnify Marconi in respect of all Losses incurred by Marconi or its nominee (appointed under Clause 14.6(3) in respect of that agreement) by reason of the failure by the Supplier or members of the Supplier Group or its Approved Subcontractors to observe and perform the obligations under the agreement before the Novation Date.

(5) If this Agreement is terminated by Marconi pursuant to Clause 13.2 (Termination for Cause), and as a consequence, Marconi purchases equipment pursuant to Clause 14.6(1) at a price which exceeds a reasonable price which Marconi's incoming service provider would have charged Marconi (in the absence of this Clause 14.6(1)) for equivalent equipment (contracting on arm's length terms), then the Supplier shall indemnify Marconi for the amount of such excess.

(6) This Clause 14.6(6) applies in respect of assets purchased by Marconi pursuant to Clause 14.6(1) and agreements transferred to Marconi (or its nominee) pursuant to Clause 14.6(3) and which (in either such case) were, immediately before expiry or termination of this Agreement, used (in part) for purposes other than the provision of the Services (the "OTHER PURPOSES"). In respect thereof:

      (a) if requested by the Supplier, and to the extent that Marconi is (or other members of the Marconi Group are) reasonably able to do so, Marconi shall (or shall ensure that other members of the Marconi Group shall) subject to such charge as is reasonable in all the circumstances, taking into account in particular Marconi's costs incurred in connection therewith use its reasonable endeavours to promptly make those assets and the subject matter of those agreements available to the Supplier Group for use in connection with the Other Purposes for a reasonable period and the Supplier shall use reasonable endeavours to make alternative arrangements such that it ceases use of those assets and/or the subject matter of those agreements as soon as is reasonable in all the circumstances;

      (b) where such assets and/or the subject matter of those agreements are so made available to the Supplier Group, the Supplier shall (and shall ensure that other members of the Supplier Group shall) comply with any terms disclosed to the Supplier relating to the relevant assets and/or agreement.


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
(7) All Transaction Taxes (payable by any Party) on or in respect of the transactions and payments referred to in Clause 14.6(1) shall be borne by Marconi, except where Marconi has terminated this Agreement under Clause
      13.2 (Termination for Cause), in which case any irrecoverable Transaction Taxes shall be for the Supplier's account.

(8) Prior to lodging any tax filing that could reasonably be expected to give rise to any Transaction Taxes payable by the Supplier under Clause 14.6(7) ("RELEVANT TAX FILING"), Marconi shall consult with the Supplier and, where requested by the Supplier, with BT and consider any reasonable position proposed by the Supplier or BT (as the case may be) with respect to that part of the Relevant Tax Filing which relates to or could reasonably be expected to affect the Supplier's liability under Clause 14.6(7), with a view to optimising the taxation position of CSC, BT and Marconi.

(9) Marconi shall promptly notify the Supplier upon becoming aware that a tax audit, examination, contest or other tax proceeding is or may be carried out by any Governmental Authority which relates to or could reasonably be expected to affect the Supplier's liability under Clause 14.6(7) ("RELEVANT TAX PROCEEDINGS"). The Supplier and, at the Supplier's request, BT shall have the right to participate at its own expense in any Relevant Tax Proceedings (including without limitation by participating in any discussions or negotiations between Marconi and the Governmental Authority) and Marconi agrees to consult with the Supplier and, at the Supplier's request, BT and keep the Supplier and, at the Supplier's request, BT fully informed of all material matters relating to the conduct thereof and to promptly provide the Supplier and, at the Supplier's request, BT with all material correspondence relating thereto. Marconi shall not make any settlement of any Relevant Tax Proceedings which could affect the Supplier's liability under Clause 14.6(7) without the consent of CSC, such consent not to be unreasonably withheld or delayed.

14.7  SUPPLIER WORKS

      If Marconi so requests, following the termination or expiry of the Agreement, the Supplier shall not unreasonably withhold or delay its agreement to grant to the Marconi Group (or its nominee) a licence to use the Supplier Works for a period of up to one year after such termination or expiry, and as is necessary to enable the Marconi Group to continue to enjoy the benefit of services the same as or similar to the Services, in accordance with reasonable commercial terms.

15.   REPRESENTATIONS AND WARRANTIES

15.1  SUPPLIER REPRESENTATIONS AND WARRANTIES

      The Supplier represents, warrants and undertakes to Marconi that:

      (a) it has, and will continue to have, the necessary skill, experience and resources to perform the Services in accordance with this Agreement;

      (b) it has, or shall obtain and maintain, all rights, licences, permissions and approvals necessary for it to perform its obligations under this Agreement excluding any rights, licences, permission and approvals to be granted by Marconi or other members of the Marconi Group under this Agreement, the Asset Transfer Agreement, the BT Asset Transfer Agreement or any Country Agreement or any Transfer Agreement;

      (c) it has the right to grant or to assign to Marconi and all members of the Marconi Group any rights granted or assigned under this Agreement; and

      (d) it shall provide Marconi with notice of any change of Control of the Supplier within five (5) Business Days after the same.

15.2  MARCONI REPRESENTATIONS AND WARRANTIES

      Marconi represents, warrants and undertakes to the Supplier that:

      (a) it has, or shall obtain, all rights, licences, permissions and approvals necessary for it to perform its obligations under this Agreement; and

      (b) it has the right to grant the Supplier and all members of the Supplier Group any rights granted under this Agreement.

15.3  MUTUAL REPRESENTATIONS AND WARRANTIES

      Each Party represents and warrants to the other Party that is has full power and authority to execute, deliver and perform its obligations under this Agreement and that there are no existing agreements or arrangements with third parties, the terms of which prevent such Party from entering into or performing its obligations under this Agreement.


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
15.4  EXCLUSION OF IMPLIED TERMS

      All warranties, conditions, or terms not set out in this Agreement and which would otherwise be implied or incorporated into this Agreement by reason of statute, common law or otherwise (other than as to the title to goods) are hereby excluded, except to the extent they may not be excluded or limited by law.

16.   CONFIDENTIALITY

16.1  CONFIDENTIALITY OBLIGATIONS

(1) Each Party shall, and shall procure that each other member of its Group and its sub-contractors shall, keep confidential this Agreement, its provisions, and all information concerning the business, customers, trade secrets, processes, or methods of or used by the other Party or any other member of its Group or its sub-contractors in carrying on business ("CONFIDENTIAL INFORMATION"), obtained from the other pursuant to or in connection with this Agreement or which may be disclosed to the other during the provision or receipt of the Services or the performance of this Agreement before, on or after the Commencement Date, and for this purpose:

      (a) the Marconi Software, the Marconi Data and the Marconi Works shall be included in the definition of Confidential Information as it applies to the information of Marconi; and

      (b) the Supplier Works and works licensed under Clause 11.1 (Works) shall be included in the definition of Confidential Information as it applies to the information of the Supplier.

(2) The Supplier may only disclose Confidential Information of the Marconi Group to those of the Supplier Personnel who require such Confidential
      Information:

      (a) for the purpose of carrying out the Supplier's obligations under this Agreement; or

      (b)   pursuant to a licence granted pursuant to this Agreement.

(3)   Marconi may only disclose Confidential Information of the Supplier Group:

      (a) to those of its personnel (including sub-contractors), the personnel of other members of the Marconi Group or any Third Party Providers or professional advisors who require such Confidential Information in connection with the provision or receipt of the Services; or

      (b)   pursuant to a licence granted pursuant to this Agreement;

      except that Marconi shall not disclose any Confidential Information of the Supplier to any Third Party Provider in either of the following circumstances:

      (c) until such time as the Third Party Provider has undertaken in writing to the Supplier (on terms reasonably acceptable to the Supplier) to abide by terms substantially the same as the provisions of this Clause 16 (Confidentiality); and

      (d) Marconi shall not so disclose any such Confidential Information to the extent such Confidential Information contains financial information (including as to charges or costs) or any trade or business secrets of the Supplier Group or of their subcontractors.

(4) Each Party shall take the same care to avoid disclosing Confidential Information of the other Party to any third party as the receiving Party takes with information of its own of similar significance but on no account less than reasonable care.

(5) Each Party agrees that (except pursuant to a licence granted pursuant to this Agreement) it shall not use any Confidential Information of the other Party for any purpose other than the performance of its respective obligations or enforcing its rights under this Agreement, nor copy or disclose, in whole or part, any such Confidential Information to any third party without the written consent of the other Party's authorised representative. However, both Parties shall be permitted to disclose this Agreement to their professional advisers, agents or representatives (including those who are assisting it in connection with this Agreement) subject to appropriate written confidentiality obligations.

16.2  EXCEPTIONS

      The provisions of this Clause 16 (Confidentiality) shall not apply to Confidential Information which the recipient can show to the disclosing Party's reasonable satisfaction:

      (a) was lawfully known to the recipient (without obligation to keep the same confidential) at the date of its disclosure;

      (b) is after the date of disclosure lawfully acquired by the recipient in good faith from an independent third party who is not subject to any obligation of confidentiality in respect of such Confidential Information;


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
      (c) was at the time of disclosure or has become generally available to the public otherwise than by reason of the recipient's neglect or breach of the restrictions set out in this or any other agreement;

      (d) has been independently ascertained or created by the recipient without access to any or all of the Confidential Information as demonstrated by its written records; or

      (e)   is required:

            (i)   by law of any relevant jurisdiction; or

            (ii) by any securities exchange or regulator or Competent Authority to which any Party is subject or submits, wherever situated, including NASDAQ, the Securities and Exchange Commission of the United States of America, the London Stock Exchange, the UK Listing Authority or the Panel on Takeovers and Mergers, whether or not the requirement for disclosure has the force of law, but only to the extent and for the purpose of such disclosure, and provided that any information disclosed pursuant to this Clause 16.2(e) shall be disclosed only after notice to the other Parties and the disclosing Party shall take reasonable steps to co-operate with the other Parties regarding the manner of that disclosure.

17.   DATA PROTECTION

17.1  COMPLIANCE WITH LEGISLATION

      Each Party shall ensure that it shall comply with the provisions and obligations imposed on it by Applicable Legislation relating to data protection, including the Data Protection Act 1998 and any legislation and/or regulations implementing or made under or pursuant to that Act or Directives 95/46/EC and 97/66/EC of the European Parliament (all referred to as "DATA PROTECTION LEGISLATION").

17.2  RETURN OF PERSONAL DATA

      All personal data acquired by either Party from the other shall be returned or deleted (at the option of the requesting Party) on request save to the extent required by that Party to discharge its obligations hereunder or under Applicable Legislation.


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
17.3  SUPPLIER RESPONSIBLE FOR THIRD PARTIES

      The Supplier shall be responsible for the acts and omissions of any third party with whom it contracts or who processes (within the meaning of the Data Protection Legislation) data on its behalf as it is for its own acts and omissions in relation to the matters provided for by this Clause 17 (Data Protection).

17.4  DATA CONTROLLER

(1) The Parties agree that the provisions of this Clause 17.4 (Data Controller) shall apply if and to the extent that Marconi and/or any other members of the Marconi Group provide personal data for the Supplier (including where acting through an Approved Sub-Contractor) to process for Marconi and/or other members of the Marconi Group.

(2) Marconi and/or other members of the Marconi Group shall (as between any of them and members of the Supplier Group) determine the purposes for which and the manner in which such personal data ("RELEVANT PERSONAL DATA") are processed (the entity making such a determination being, for the purposes of this Clause 17, the "DATA CONTROLLER").

(3) The Supplier shall only process Relevant Personal Data in accordance with instructions from the Data Controller, and all such processing in accordance with this Agreement shall be deemed to be on the instructions of the appropriate Data Controller. Any changes to the Services arising as a result of such instructions (and the costs implications of such changes) shall be dealt with through Change Control.

(4) Those members of the Marconi Group which are Data Controllers may enforce the provisions of this Clause 17.4 in their own right in accordance with the provision of the Contracts (Rights of Third Parties) Act 1999, except that the Parties may rescind, terminate or vary this Clause 17 or any other part of this Agreement without the consent of those Marconi Group members.

17.5  ORGANISATIONAL AND TECHNICAL MEASURES

(1) The Supplier shall provide the Services in accordance with Marconi's security policy identified in Schedule 3.

(2) The Supplier shall take reasonable steps to ensure the reliability of the Supplier Personnel who have access to the Relevant Personal Data and shall inform them of the importance of the need to avoid Data Protection Events.


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
17.6  FURTHER DATA PROCESSOR OBLIGATIONS

(1) The Supplier shall promptly, and (to the extent reasonably practicable) in any event not later than reasonably required in order to enable any Data Controller to fulfil its duties under any Data Protection Legislation:

      (a) pass on to the Data Controller any enquiries or communication (including subject access requests) from end users relating to their Relevant Personal Data or its processing;

      (b) provide such information as may be required for the purpose of responding to any such end users or otherwise to comply with duties under Data Protection Legislation; and

      (c) execute a contract in writing with the Data Controller (other than Marconi) under which the Supplier agrees directly with the Data Controller to process Relevant Person Data in accordance with the terms of this Clause 17 (Data Protection).

(2) The Supplier's reasonable incremental costs of compliance with Clause 17.6(1) (other than Clause 17.6(1)(c)) shall be for the account of Marconi.

18.   INTELLECTUAL PROPERTY

18.1     OWNERSHIP

(1) Subject to Clause 18(2), all Intellectual Property (if any) subsisting in or relating to Marconi Works shall be owned (as between the Parties) by Marconi and the Supplier hereby assigns (or shall procure that any member of the Supplier Group shall assign) (with full title guarantee) all right, title and interest in and to such Intellectual Property to Marconi; at Marconi's request and expense, the Supplier shall execute such deeds and other documents, and shall do all things, as Marconi may reasonably require in order to give Marconi the benefit of this assignment and to defend and enforce its rights assigned under this Clause 18.1(1).

(2) Notwithstanding Clause 18.1(1), nothing in this Agreement shall affect the ownership of any Intellectual Property, the ownership of which is already regulated by an existing contract between members of the Marconi Group and members of the BT Group.

(3) All Intellectual Property (if any) subsisting in or relating to Works (other than Marconi Works) which are developed in the course of the provision of the Services by

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

      or on behalf of the Supplier shall be owned (as between the Parties) by the Supplier or its designee and Marconi hereby assigns (or shall procure that any member of the Marconi Group shall assign) (with full title guarantee) all right, title and interest in and to such Intellectual Property to the Supplier or its designee; at the Supplier's request and expense, Marconi shall (and shall procure that each other member of the Marconi Group shall) execute such deeds and other documents, and shall do all things, as the Supplier may reasonably require in order to give the Supplier or its designee the benefit of this assignment and to defend and enforce the Supplier and/or its designee's rights assigned under this Clause 18.1(3).

(4) Nothing in Clause 18.1 shall be deemed to confer on Marconi any rights in respect of Works ("PRE-EXISTING WORKS") which are the property of the Supplier or a third party, and which are incorporated into any Marconi Works but which were created before (or independently of) those Marconi Works, provided that:

      (a) the Supplier shall notify and supply full details to Marconi of all such Pre-existing Works before incorporating such Pre-existing Works into any Marconi Works;

      (b) before incorporating such Pre-existing Works into any Marconi Works, the Supplier shall and shall procure from such third party the right for such Pre-existing Works to be incorporated into the relevant Marconi Works; and

      (c) in relation to any Services relating to or involving the creation, development, enhancement, customisation, addition or alteration (by or on behalf of the Supplier) of any Marconi Works, the Supplier shall provide or shall procure that Marconi has a licence to the relevant Pre-existing Works in such Marconi Works on reasonable commercial terms.

(5) If and to the extent that any Intellectual Property is deemed for any reason not to vest in the Party in which it is intended (pursuant to Clause 18.1(1) or (3)) to vest (the "OWNER"), then subject only to Clause 18.1(4), upon request by the Owner, the other Party shall forthwith assign or otherwise transfer, or procure the assignment or transfer of, the same to the Owner free of any encumbrance and without further or any compensation to the Owner.

(6) Nothing in this Agreement shall prevent the Supplier from using skill, know-how or methodologies gained or developed in the course of providing the Services that is or are of general application and does not specifically relate to the Marconi Group,

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

      provided that its or their use by the Supplier does not infringe any Intellectual Property of the Marconi Group.

18.2  INDEMNITY

(1) The Supplier shall indemnify the Marconi Group against any claim (other than by a member of the Marconi Group) based upon any allegation of infringement of the Intellectual Property of any third party as a result of any use by any person of the Supplier IPR either for the purpose of this Agreement or for the receipt of the Services which claim is made against any member of the Marconi Group or their respective officers, directors, employees, agents, successors and assigns, provided that the Supplier shall have no obligation with respect to any Losses to the extent they arise out of:

      (a) modification or misuse of equipment, systems, programs or products by the Marconi Group or any third party (not being a member of the Supplier Group or an Approved Sub-contractor), other than modifications or uses authorised by the Supplier;

      (b) combination, operation or use thereof with devices, data, equipment, systems, programs or products other than in accordance with the instructions of the Supplier or its subcontractors;

      (c) the Supplier or any of its Approved Sub-Contractors having complied with a written design or instructions provided to it by or on behalf of the Marconi Group (however if, within a reasonable period of having been provided with the written design or instruction, the Supplier becomes aware, or ought reasonably to have become aware, that the allegation of infringement is likely to arise, then the Supplier shall promptly notify Marconi in writing); or

      (d) Marconi Group's breach of this Agreement, the Asset Transfer Agreement or of the BT Asset Transfer Agreement or of any Country Agreement or Transfer Agreement or any use of the Supplier IPR outside the scope of the licences granted in this Agreement.

(2) Marconi shall indemnify the Supplier Group against any claim (other than by a member of the Supplier Group) based upon any allegation of infringement of the Intellectual Property of any third party as a result of any use by any person of the Marconi IPR for the purpose of this Agreement made against any member of the Supplier Group or their respective officers, directors, employees, agents, successors

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

      and assigns provided that Marconi shall have no obligation with respect to any Losses, to the extent they arise out of:

      (a) modification or misuse of such equipment, software or other materials by the Supplier Group or any third party (not being a member of the Marconi Group or any Third Party Provider), other than modifications or uses authorised by Marconi or any other member of the Marconi Group;

      (b) the Supplier's (or any member of the Supplier Group's) combination, operation or use thereof with devices, data, equipment, systems, programs or products in an arrangement which is not that of Marconi (or any other member of the Marconi Group) prior to the relevant Cutover;

      (c) Marconi having complied with a written design or instruction provided to it by the Supplier Group, to the extent that the infringement does not arise from the method selected or used by Marconi to implement that design or instruction; or

      (d) the Supplier's breach of this Agreement, the Asset Transfer Agreement or the BT Asset Transfer Agreement or any use of the Marconi IPR outside the scope of the licences granted in this Agreement.

(3) If any of the circumstances described in Clause 18.2(1) and 18.2(2) arise, the Party liable under the indemnity (the "INDEMNIFYING PARTY") to the other Party (the "INDEMNIFIED PARTY") may at its own expense promptly:

      (a) procure the right for the Indemnified Party and (where the Supplier is the Indemnified Party, the Approved Sub-Contractors) to continue using the Supplier IPR in the case of Marconi or the Marconi IPR in the case of the Supplier as envisaged by this Agreement;

      (b) make or procure such alterations, modifications, adjustments or substitutions to all or any part or parts of the Supplier IPR in the case of Marconi or the Marconi IPR in the case of the Supplier so that it becomes non-infringing without materially affecting the relevant part of the Services or the Project or the costs to the Supplier of performing this Agreement; or

      (c) substitute a non-infringing version of the infringing item of equivalent functionality and performance.

(4)   In this Clause 18.2 the following definitions apply:


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


      (a) "MARCONI IPR" means all Marconi Software, Marconi Data and Works owned or purported to be owned by the Marconi Group which are made available or supplied to the Supplier Group or an Approved Sub-contractor pursuant to this Agreement; and

      (b) "SUPPLIER IPR" means all Works owned or purported to be owned by the Supplier Group which are made available or supplied to the Marconi Group pursuant to this Agreement, other than Marconi IPR.

19.   LIABILITY AND INSURANCE

19.1  LIABILITY

(1)   Neither Party excludes or limits its liability to the other Party:

      (a)   for death or personal injury caused by its negligence; or

      (b) any other liability to the extent the liability may not be excluded or limited by law.

(2) Any limitation on liability shall not apply to the extent such Loss is caused by fraudulent misrepresentation or deceit.

(3) Subject to Clause 19.1(1), each Party's Group's entire liability for all claims under or in connection with this Agreement and all contracts and documents entered into pursuant to this Agreement (including the Country Agreements and also liability to assignees permitted under Clause 25.1(1) (Assignment or Transfer)) regardless of the form of action and whether in contract, tort (including negligence), warranty or any other legal or equitable grounds, shall in no event exceed the following limits:

      (a) the total liability (in aggregate) under or in connection with this Agreement in respect of all claims (other than pursuant to the indemnities in Clause 18.2 (Intellectual Property Indemnity)) arising during the period from the Commencement Date to the day immediately before Phase 1 Completion: an amount equal to the total Transition Charges;

      (b) for (in aggregate) each claim arising during each Year occasioned by any single event or series of related events (other than pursuant to the indemnities in Clause 18.2 (Intellectual Property Indemnity)):
            [***]; and

      (c) the total such liability (in aggregate) under or in connection with this Agreement in respect of all such claims arising during each
            Year: [***]


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

      "YEAR" means each period of twelve (12) months or part thereof during the term of this Agreement commencing on the date of Phase 1 Completion and each anniversary thereof.

      For the avoidance of doubt, nothing in this Clause 19.1(3) shall operate to restrict any liability of any member of the Marconi Group to pay the Charges or any termination compensation under Schedule 13 (Termination Compensation).

(4) Subject to Clause 19.1(5), in no event will either Party have any liability whether based on contract, tort (including negligence), warranty or any other legal or equitable grounds, for any indirect or consequential loss, or loss of profits, goodwill, revenue, business or anticipated savings or (but without prejudice to Clause 3.2(2)(b)(Quality of the Services)) for any loss or destruction of data (even when advised of their possibility) arising from or related to this Agreement howsoever caused.

(5) It is in the contemplation of both parties that if the Supplier breaches this Agreement, (each such breach being an "EVENT OF DEFAULT"), Marconi may suffer Loss as a direct result thereof, as follows:

      [***]

      Without affecting Marconi's other rights, but subject always to Clause 19.1(4), the Parties agree that such direct Losses if proven by Marconi shall not be excluded by the operation of Clause 19.1(4).

(6) No claim shall be brought by either Party under this Agreement unless it shall have given notice in writing of that claim specifying (in reasonably sufficient detail) the matter giving rise to the claim, the nature of the claim and, so far as practicable, the amount claimed, not later than the expiry of a period of [***] years from the date that the claim first accrued.

(7) Marconi agrees with the Supplier to waive any rights or claims which it may have against any of the Transferring Employees in respect of any misrepresentation, inaccuracy or omission in, or from, any information or advice supplied or given by any of the Transferring Employees on which Marconi may have relied in connection with agreeing the Assumptions listed in Schedule 4 (Charges) and Part 1 of Schedule 22 (Assumptions and Dependencies).


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19.2  INSURANCE

(1) The Supplier shall have in force the following insurances with a reputable insurer or (if greater) such levels as are not less than limits of liability under Applicable Legislation:

      [***]

(2) Marconi acknowledges that the insurances referred to in Clause 19.2(1) may be subject to excess or deductible provisions such that the insurer may not be liable for the entire amount of any particular claim.

(3) The Supplier shall ensure that Marconi's interest has been recorded [***] referred to in Clause 19.2(1)(b).

(4) The provisions of this Clause 19.2(4) shall apply where the Services are to be provided in any State forming part of the USA.

      (a) The Supplier shall take out and maintain workers compensation insurance in all such States, providing in each case a level and scope of cover no less than the requirements therefor under the laws of the State in question.

      (b)   [***].

(5) Upon request the Supplier shall provide satisfactory evidence to Marconi that the insurances required under this Agreement have been effected, including certification from the insurer that such insurances are in place; provided that where the Services are to be provided in a State forming part of the USA which is a monopolistic State, the requirements of this Clause 19.2(5) shall be satisfied by the Supplier providing evidence to the reasonable satisfaction of Marconi that the requisite premium has been paid to the State insurer.

(6)   [***]

(7) Marconi shall have in force insurances which cover theft or damage to the Supplier's tangible property whilst on Sites or otherwise in the custody or control of Marconi or other members of the Marconi Group. The provisions of Clause 19.2(3), (4) and (5) shall apply mutatis mutandis.


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20.   FORCE MAJEURE

20.1 Subject to Clause 20.6, if either Party is prevented, hindered or delayed from or in performing any of its obligations under this Agreement by a Force Majeure Event (as defined below) then:

      (a) that Party's obligations under this Agreement shall be suspended for so long as the Force Majeure Event continues and to the extent that Party is so prevented, hindered or delayed;

      (b) as soon as possible after commencement of the Force Majeure Event the Party prevented from fulfilling its obligations shall notify the other Party in writing of the occurrence of the Force Majeure Event, the date of commencement of the Force Majeure Event and the effects of the Force Majeure Event on its ability to perform its obligations under this Agreement;

      (c) the Party prevented from fulfilling its obligations by a Force Majeure Event shall use all reasonable efforts to mitigate the effects of the Force Majeure Event upon the performance of its obligations under this Agreement; and

      (d) as soon as reasonably possible after the cessation of the Force Majeure Event the Party prevented from fulfilling its obligations by a Force Majeure Event shall notify the other Party in writing of the cessation of the Force Majeure Event and shall resume performance of its obligations under this Agreement.

20.2 If any Force Majeure Event prevents, hinders, or delays performance of all or any part of the Services then the Supplier shall immediately notify Marconi of such event and of its anticipated duration. If the anticipated period or the period during which the Force Majeure Event in fact subsists is of a length such that in Marconi's reasonable opinion it has or may reasonably be expected to have a material adverse effect on the Marconi Group or part thereof and the Supplier has had a reasonable opportunity to make alternate arrangements for the delivery of the Services and is unable to do so, then Marconi may procure such part of the Services from an alternate source to the extent that such alternate source can provide those Services, subject to Marconi continuing to pay any monies due to the Supplier under this Agreement for the remaining Services not affected by the Force Majeure Event.

20.3 If the period of the Force Majeure Event in fact subsists to a length such that the non-performance delayed or defective performance of the Services in accordance with this Agreement would but for Clause 20.5 be a material breach of this Agreement, and if the Supplier has been unable to make alternate arrangements (having been given a

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      reasonable opportunity to do so) then Marconi may terminate this Agreement in respect of the affected Services as of a date specified by Marconi in a notice of termination to the Supplier. Where Marconi terminates this Agreement in respect of the affected Services, the Parties shall negotiate and implement an equitable adjustment to the Charges to reflect the change (in default of agreement, to be determined by Expert's Decision).

20.4 For the avoidance of doubt, the Supplier shall be entitled to the Charges duly incurred in respect of those Services provided before the relevant Force Majeure Event.

20.5 Subject to Clause 20.6, neither Party shall be in breach of this Agreement, or otherwise be liable to the other by reason of any delay in performance or non-performance of any of its obligations under this Agreement to the extent that such delay or non-performance is due to a Force Majeure Event of which it has (as soon as reasonably practicable) notified the other Party and the time for performance of that obligation shall be extended accordingly.

20.6 Upon any Force Majeure Event the Parties shall enter into bona fide discussions as soon as reasonably practicable with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable.

20.7 In this Clause 20 "FORCE MAJEURE EVENT" means the occurrence of any event or circumstance which is outside the reasonable control of the Party whose performance of this Agreement is affected by the event or circumstance, such occurrence or circumstance, including any outbreak or threatened outbreak of war, acts of terrorism or sabotage, flood, fire, lightening, explosion, accident, riot, weather conditions or any other act of God and any acts or omissions of any third party (other than of a sub-contractor of the Party whose performances affected a third party or whose act or omission is to be procured by that Party, except where such an act or omission is caused by an event or circumstance which itself would constitute a Force Majeure Event in relation to that sub-contractor).

20.8 This Clause 20 (Force Majeure) shall not relieve the Supplier of any obligations which it may have under this Agreement in relation to the provision of disaster recovery or similar services to the Marconi Group, unless those obligations themselves are affected by a Force Majeure Event.

21.   ALTERATIONS IN THE MARCONI GROUP

21.1 This Clause 21 applies if any entity (the "DEPARTING ENTITY") ceases to be a member of the Marconi Group or any member of the Marconi Group sells or outsources one or

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      more of its businesses or functions (the "DEPARTING BUSINESS") to a person who is not a member of the Marconi Group (such cessation, sale or outsourcing being referred to, in this Clause 21, as a "DEPARTURE"), and such Departing Entity or Departing Business was, before the Departure, receiving Services from the Supplier.

21.2 Subject to resolution of costs and technical issues (if any) through Change Control, if (at Marconi's entire option) Marconi informs the Supplier that there is to be a Departure then, if the Supplier is requested to do so in writing by Marconi but subject to Clause 3.7 (Regulated Activities), the Supplier shall provide the Services under this Agreement to that Departing Entity or Departing Business for a period of at least six (6) months after the Departure as if that Departing Entity or Departing Business were a member of the Marconi Group. Marconi shall be responsible for the payment to the Supplier of any reasonable additional costs incurred by the Supplier in the provision of the Services to a Departing Entity or Departing Business pursuant to this Clause.

21.3 If Marconi does not have sufficient information for the purposes of the proposed acquirers of the Departing Entity or the Departing Business in respect of the Charges attributable to the supply of Services to the Departing Entity or the Departing Business then the Supplier shall (at Marconi's cost and provided the Supplier has the information freely available) assist Marconi in providing the information as expeditiously as possible, taking account of the commercial objectives and need for speed on the part of the Marconi Group.

21.4 Marconi may at its discretion use its reasonable endeavours to procure that a Departing Entity or the successor in title to a Departing Business that is not a member of the Marconi Group shall enter into an agreement with the Supplier for the provision of the Services that such Departing Entity or Departing Business was receiving from the Supplier under this Agreement before Departure.

21.5 Subject to Clause 21.6, where and to the extent that a Departing Entity or successor in title to a Departing Business that is not a member of the Marconi Group:

      (a) does not enter into an agreement with the Supplier for the provision of the Services that such Departing Entity or Departing Business was receiving from the Supplier under this Agreement before the Departure, whether or not Marconi used reasonable endeavours under Clause 21.4, there shall (notwithstanding that the 24 month period referred to in Clause 13.1 may not yet have expired) be deemed to be, as of the date of the Departure, a termination of this Agreement by Marconi in part under Clause 13.1 (Termination without Cause) to the extent of the Services being received by

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            the Departing Entity or (as the case may be) the Departing Business immediately before the Departure and (without limitation) Clause
            14.2 (Termination without Cause) shall apply accordingly;

      (b) does enter into an agreement with the Supplier for the provision of the Services that such Departing Entity or Departing Business was receiving from the Supplier under this Agreement before the Departure, whether or not Marconi used its reasonable endeavours under Clause 21.4, such Departure shall not be treated for any purpose as a termination in part by Marconi under Clause 13.1 (Termination without Cause) and, for the avoidance of doubt, the provisions of Clause 14.2 (Consequences of Termination) and Schedule 13 (Termination Compensation) shall not apply.

21.6 Notwithstanding Clause 21.5(a), to the extent that the changes in the requirements of the Marconi Group as a result of the Departure are (as regards each affected Service Category) within the RRC Resource Band (as defined in Schedule 4 (Charges)) for that Service Category, then the provisions of Schedule 13 (Termination Compensation) shall not apply.

21.7 Any changes to the Charges or the IT Services provided to the Marconi Group arising as a result of a Departure shall be subject to Change Control, provided that where the change falls within the scope of the relevant "ARC/RRC" mechanism outlined in Schedule 4 (Charges), any adjustment to the Charges shall be determined pursuant to those "ARC/RRC" mechanisms.

21.8 In addressing matters under Change Control as envisaged by Clause 21.2, the Parties shall negotiate in good faith to seek to ensure that the costs (including the Charges) that would be incurred by the Departing Entity or successor in title to the Departing Business under such an agreement with the Supplier Group will not be materially greater than the costs (including the Charges) or a reasonable proportion thereof allocable to the Services received by the Departing Entity or Departing Business immediately before the Departure.

22.   NO COMMISSIONS, ETC

      The Supplier shall not solicit nor accept commissions, rebates, or other financial inducements from any suppliers or subcontractors in relation to the Services otherwise than in accordance with Best Industry Practice.


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23.   THIRD PARTY BENEFICIARIES

23.1 Marconi has concluded this Agreement on its own behalf and for the benefit of the other members of the Marconi Group. The Supplier has concluded this Agreement on its own behalf and for the benefit of the other members of the Supplier Group.

23.2 Subject to the limits of the Supplier's liability in this Agreement, the Supplier shall from time to time indemnify Marconi in respect of an amount equal to any and all agreed or proven Loss incurred or sustained by any other member of the Marconi Group (other than any Loss arising as a result of a breach of Clause 17.4) which:

      (a) arises or is in connection with a misrepresentation or breach of this Agreement by the Supplier (or any member of the Supplier Group) or any tortious act or omission of the Supplier (or any member of the Supplier Group) or an Approved Sub-Contractor in connection with this Agreement, provided that the Loss would have been recoverable by the member of the Marconi Group if it had been a party to this Agreement assuming that all obligations and warranties owed by the Supplier to Marconi were also owed to such member of the Marconi Group; or

      (b) is expressed to be recoverable under an indemnity in this Agreement in favour of the member of the Marconi Group.

23.3 Subject to the limits of Marconi's liability in this Agreement, Marconi shall from time to time indemnify the Supplier in respect of an amount equal to any and all agreed or proven Loss incurred or sustained by any other member of the Supplier Group which:

      (a) arises or is in connection with a misrepresentation or breach of this Agreement by Marconi (or any other member of the Marconi Group) or any tortious act or omission of Marconi (or any other member of the Marconi Group) in connection with this Agreement, provided that the Loss would have been recoverable by the member of the Supplier Group if it had been a party to this Agreement assuming that all obligations and warranties owed by Marconi (the relevant other member of the Marconi Group) to the Supplier were also owed to such member of the Supplier Group; or

      (b) is expressed to be recoverable under an indemnity in this Agreement in favour of the member of the Supplier Group.

23.4 Marconi shall procure that no other member of the Marconi Group shall, and the Supplier shall procure that no other member of its Group shall, save as provided for in

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      Clause 17.4(4) (Data Controller) bring a claim against the other Party or member of its Group under or relating to this Agreement.

23.5 In no circumstances shall either Party be liable both to the other and to another member of the Marconi Group (in the case of the Supplier) or the Supplier Group (in the case of Marconi) for Loss incurred or sustained by that member of the Marconi Group or that Group member, and the amount of such Loss for which a claim may be made shall not exceed the amount which the indemnified Party would have been entitled to claim under this Agreement assuming that the Loss in question had in fact been incurred by that Party.

23.6 Subject to Clauses 17.4(4) and 23.7, no person who is not a Party to this Agreement (including any employee, officer, agent, representative or sub-contractor of either Party) shall have the right (whether under the Contracts (Rights of Third Parties) Act 1999 or otherwise) to enforce any term of this Agreement which expressly or by implication confers a benefit on that person without the prior agreement in writing of the Parties.

23.7 It is intended that BT and other members of BT's Group may enforce the benefits conferred on them under Clauses 2.13(1) (Guarantees), 4.6 (MCL) and 25.2(4) (Claims against Approved Sub-Contractors), of this Agreement in accordance with the terms of the Contracts (Rights of Third Parties) Act 1999, except that the Parties may rescind or vary this Agreement without the consent of BT or any member of BT's Group.

24.   INDEMNIFICATION PROCEDURE

24.1 A Party entitled to indemnification under this Agreement (the "INDEMNIFIED PARTY") shall give written notice as soon as reasonably practicable upon becoming aware of circumstances giving rise to a right of indemnity under this Agreement to the Party that is obligated to provide indemnification (the "INDEMNIFYING PARTY"). Within ten Business Days after such notice, the Indemnifying Party may notify, in writing, the Indemnified Party of its decision to take control of the defence of any claim made by any third party and which is the subject of the indemnity and, in such circumstances, the Indemnifying Party shall be entitled to take control of the defence and investigation of such claim and to employ and engage lawyers of its sole choice to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall co-operate in all respects with the Indemnifying Party in the investigation and defence of such claim and shall not prejudice any defence to any such claim or attempt to settle or compromise such claim. No settlement of a claim

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      which involves a remedy other than the payment of money by the
      Indemnifying Party shall:

      (a) be made without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; or

      (b) not include as an unconditional term thereof the giving by the claimant to the Indemnified Party of a release from all liability in respect of such claim.

      If the Indemnifying Party does not assume full control over the defence of a claim the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

24.2 The Indemnified Party under this Clause 24 (Indemnification Procedure) shall use its reasonable endeavours to mitigate the Loss.

25.   ASSIGNMENT AND SUB-CONTRACTING

25.1  ASSIGNMENT OR TRANSFER

(1) Neither Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other, not to be unreasonably withheld or delayed except that:

      (a) Marconi shall be entitled by notice to the Supplier to assign or transfer any or all of its rights or obligations under this Agreement to another member of the Marconi Group, provided that

            (i) Marconi shall at all times be liable for any breach of this Agreement by the assignee or transferee;

            (ii) if any such assignee or transferee ceases at any time to be a member of the Marconi Group it shall, at the request of the Supplier, immediately reassign and re-transfer all such rights, obligations and liabilities to a remaining member of the Marconi Group, and

            (iii) Marconi may only so transfer payment obligations to a Marconi
                  Group member which is resident (for tax purposes) as follows:

                  (aa) for Services to be provided in the Invoice Region "UK and Ireland", in the UK;


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                  (bb)  for Services to be provided in the Invoice Region "Rest of World", either (i) in the UK; or (ii) (subject to Clause 2.10(6)) in a Country in the "Rest of World" Invoice Region to which the Services are to be provided under this Agreement; and

                  (cc) for Services to be provided in any other Invoice Region, in a Country in that Invoice Region,

                  and Marconi shall procure that the entity nominated pursuant to Clause 25.1(1)(a)(iii)(aa), (bb) or (cc) above shall make all payments due under this Agreement from the Country referred to in Clause 25.1(1)(a)(iii)(aa), (bb) or (cc) above. If any such Marconi Group member ceases to be so resident, Marconi will promptly notify the Supplier of this fact and, at the request of the Supplier, ensure that all rights and obligations of the relevant Marconi Group member are promptly assigned and transferred to a member of the Marconi Group which is so resident;

      (b) the Supplier shall be entitled by notice to Marconi to assign or transfer any or all of its rights or obligations under this Agreement to another member of its Group provided that (i) at all times the Supplier shall be liable for any breach of this Agreement by the assignee or transferee, (ii) if any such assignee or transferee ceases at any time to be a member of the Supplier Group it shall, at the request of Marconi, immediately reassign and re-transfer all such rights, obligations and liabilities to a remaining member of the Supplier Group; and

      (c) the Supplier shall be entitled by notice to Marconi to assign to BT and/or other members of the BT Group (in whole or in part) the benefit of the obligations and warranties imposed on Marconi under this Agreement and any claims or rights in damages which the Supplier may have in respect of those obligations; for the avoidance of doubt, any such liability of Marconi to BT or any other member of the BT Group shall be taken into account in determining whether the limitation of the Marconi Group's liability under Clause 19.1(3) has been reached.

(2) Following any permitted assignment or transfer under Clause 25.1(1), any reference in this Agreement to Marconi or the Supplier shall, where the context allows (and in respect only of the rights and obligations so transferred or assigned), be a reference to that Party's assignee or transferee (as the case may be). Any permitted assignee or transferee shall be treated for all purposes as if it had been an original Party to (and

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      been granted the relevant rights under) this Agreement, but not so as to take into account any other services provided to the assignee/transferee prior to the assignment or transfer for the purpose of seeking retrospective volume discounts.

(3) Either Party may disclose to any assignee or transferee or proposed assignee or transferee such information about this Agreement (including copies of all of it or extracts from it) as is reasonably necessary in connection with such an assignment or transfer or to give consideration to such a proposed assignment or transfer. This is subject to the assigning or transferring Party (i) procuring that such third party executes, in favour of the other Party, a confidentiality undertaking comparable in all material respects with Clause 16 (Confidentiality) and (ii) having first obtained the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed. No such disclosure shall be a breach of the confidentiality provisions contained in this Agreement.

(4) The provisions of this Clause 25.1 shall apply to any and all successive assignees or transferees from time to time holding the benefit of this Agreement.

25.2  SUB-CONTRACTING

(1) Subject to Clause 25.2(2), the Supplier shall not sub-contract (or authorise any of its sub-contractors to sub-contract) the whole or any part of the provision of the Services without the prior written consent of Marconi (such consent not to be unreasonably withheld or delayed).

(2) Notwithstanding Clause 25.2(1), the Supplier may sub-contract (and may authorise its Approved Sub-contractors to sub-contract) the provision of part of the Services to:

      (a) a member of the Supplier Group or, in the case of an Approved Sub-contractor, a member of the Approved Sub-contractor's Group;

      (b) the other parties to the In-Scope Contracts, in relation to those parts of the Services provided for in those In-Scope Contracts; and

      (c) the sub-contractors identified in Schedule 21 (Approved Sub-Contractors), in relation to those parts of the Services specified in Schedule 21 (Approved Sub-Contractors) as approved for sub-contracting to those parties.

(3) If the Supplier sub-contracts any of its obligations (other than pursuant to In-Scope Contracts), the Supplier shall notify Marconi of the identity of the sub-contractor and of the sub-contracted Services and, subject to Clause 3.1, procure that its sub-

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      contractor complies with and is bound by the requirements of this
      Agreement as it applies to the Supplier. The Supplier shall (subject to Clause 3.1) remain fully liable for the performance of any obligations of its sub-contractors and shall be solely responsible for payments due to its sub-contractors.

(4) Marconi shall not (and shall procure that no other member of the Marconi Group shall) bring a claim against any Approved Sub-Contractor (whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds) under or relating to this Agreement or the Services.

26. DISPUTE RESOLUTION

26.1 Any question or difference which may arise concerning the construction, meaning, effect or operation of this Agreement or any matter arising out of or in connection with this Agreement shall in the first instance be referred to the Marconi Contract Manager and the Service Delivery Manager.

26.2 If the matter is not resolved within 10 Business Days of its being referred to the managers referred to in Clause 26.1 the matter shall be referred to the next level of Marconi's and the Supplier's management in accordance with the hierarchy set forth in Clause 26.3 who must meet within ten (10) Business Days or such other period as the Parties may agree to attempt to resolve the matter. If the matter is not resolved at that meeting, the escalation shall continue with the same maximum time interval through one more levels of management. If the unresolved matter is having a serious effect on the Services, the Parties shall use every reasonable endeavour to reduce the elapsed time in completing the process.

26.3  The levels of escalation are:

                       THE SUPPLIER                   MARCONI

      FIRST LEVEL      Service Delivery Manager       Marconi Contract Manager

      SECOND LEVEL     Account Executive              Senior Vice President - IT

      THIRD LEVEL      President UK Division          Chief Operating Officer

      If any of the above are unable to attend a meeting, a substitute may attend provided that such substitute has at least the same seniority and is authorised to settle the unresolved matter.


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26.4  If the matter is not resolved at or before the Third Level then the matter shall be submitted to mediation by the Centre for Effective Dispute Resolution ("CEDR") within 14 days of either Party giving written notice to the other of that Party's wish to refer the matter to mediation by CEDR provided that such notice shall only be given while the matter remains unresolved by the escalation process and shall be given no later than the date 14 days after the date of the meeting of the Third Level of management. The representative of the Party giving such notice, at the escalation level at which such notice is given, shall (except where such notice is given at the Third Level) promptly notify that Party's representative at the next level, in order of ascent, that such notice has been given. The costs of the mediator shall be shared equally between the Parties (each Party bearing its own other costs). Where a matter is submitted to mediation as envisaged by this Clause 26.4, the provisions or requirements of this Clause 26 (Dispute Resolution) shall not be considered to have been applied or met until 6 (six) months after such submission.

26.5 Neither party shall seek to terminate this Agreement in reliance on, or initiate any proceedings in respect of, any unresolved matter until either escalation to and including the Third Level has been completed, unless (a) such Party has reasonable cause to do so to avoid damage to its business or to protect or preserve any right of action it may have; or (b) the termination is by the Supplier on the grounds of an Insolvency Event in relation to Marconi, or a breach by Marconi of its payment obligations under this Agreement.

26.6 Where any matter or issue is to be referred to Expert's Decision in accordance with this Agreement, the Parties shall apply the provisions of this Clause 26 (Dispute Resolution) beforehand, and no such reference shall take place until the requirements of this Clause 26 (Dispute Resolution) have been met.

26.7 The Supplier shall continue to provide the Services and perform its obligations under this Agreement notwithstanding that a matter (or matters) has or have been referred for attempted Dispute Resolution pursuant to this Clause 26 (Dispute Resolution).

26.8 Notwithstanding anything in Clauses 26 (Dispute Resolution), 27 (Expert's Decision) or 28 (Arbitration), nothing in those Clauses shall operate to restrict either Party's rights to apply for or obtain emergency or interlocutory relief.

27.   EXPERT'S DECISION

27.1 Subject to Clause 27.2, any matter or dispute to be determined by Expert's Decision shall be referred for determination to a suitably qualified person (the "EXPERT")

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      nominated either jointly by the Parties, or failing agreement between them within the time stated in this Agreement or, where no time is stated, within ten (10) Business Days from the date on which the matter or dispute first arose, on the application by either Party by the President of the Institute of Chartered Accountants in England and Wales. The Expert shall not have a conflict of interest in his dealings with either Party.

27.2  In all cases the terms of appointment of the Expert shall include:

      (a) a commitment by the Parties to supply the Expert with the assistance, documents and information he required for the purpose of his determination; and

      (b) a requirement on the Expert to give his determination within twenty eight (28) Business Days or such other reasonable period, and to hold professional indemnity insurance both then and for three (3) years following the date of his determination.

27.3 The Expert's Decision is final and binding on the Parties in the absence of negligence, manifest error or bad faith. The Expert acts as an expert and not an arbitrator; Expert's Decision is not a quasi-judicial procedure. Save as provided elsewhere in this Agreement, each Party shall bear its own costs and the reasonable costs of the Expert shall be borne equally between the Parties.

28.   ARBITRATION

28.1 Subject to Clause 26.8, any dispute arising out of or in connection with this Agreement shall be resolved in accordance with the provisions of this Clause 28.

28.2 Before referring a dispute to arbitration in accordance with Clause 28.4, the dispute shall in the first instance be dealt with in accordance with Clause 26.

28.3 Where pursuant to this Clause 28 any dispute is to be referred to arbitration, compliance with Clause 28.2 shall be a condition precedent to the making of an award, unless the Party referring the dispute to arbitration has reasonable cause to do so to protect or preserve any right of action it may have.

28.4 All disputes arising out of or in connection with this Agreement which cannot be resolved in accordance with Clauses 26 (Dispute Resolution) and are not to be determined pursuant to Expert's Decision shall be finally settled under the Rules of the London Court of International Arbitration by three arbitrator(s) appointed in accordance with the said Rules. Furthermore:

      (a) the place and the seat of the arbitration shall be London, England; the tribunal shall have the power to conduct hearings elsewhere if appropriate;

      (b) the language of the arbitration, including all documents, shall be English;

      (c) the law governing this agreement to arbitrate shall be the law of England and Wales.

28.5 The Supplier irrevocably appoints the person named against it in this Clause 28.5 to be its agent for the receipt of service of process in England. The Supplier agrees that any service document in relation to the subject matter of this Agreement may be effectively served on it in connection with proceedings in England and Wales by service on its agent. The Supplier's respective appointee is:

           CSC Computer Sciences Limited
           Address:                  Royal Pavilion, Wellesley Road,
                                     Aldershot, Hampshire, GU11 1PZ,
                                     United Kingdom
           For the attention of:     The Company Secretary (or his successor
                                     from time to time)
           Facsimile no:             +44 1252 536 512

           with a copy to:           CSC International Systems Management Inc
           Address:                  2100 East Grand Avenue, El Segundo, CA
                                     90245, USA
           Facsimile no:             +1 310 322 9767
           Marked for the
           Attention of:             Vice President and General Counsel

29.   ENTIRE AGREEMENT

      This Agreement, the Asset Transfer Agreement, the BT Asset Transfer Agreement, the Country Agreements, the Transfer Agreements and all contracts and documents entered into pursuant to those agreements together represent the entire agreement between the Parties in relation to the subject matter of this Agreement (and those agreements, contracts and documents) and all previous agreements or representations, whether written or oral, between the Parties in relation to that subject matter shall be ineffective upon execution and delivery of this Agreement, the BT Asset Transfer

      Agreement and the Asset Transfer Agreement save in the event of fraudulent misrepresentation by a Party.

30.   NOTICES

30.1  All notices and other communications relating to this Agreement:

      (a)   shall be in English and in writing;

      (b)   shall be delivered by hand or sent by post or facsimile;

      (c) (subject to Clause 30.1(d)) shall be delivered or sent to the Party concerned at the relevant address or number, as appropriate, and marked all as shown in Clause 30.2 (subject to such amendments as may be notified from time to time in accordance with this Clause by the relevant Party to the other Party);

      (d) may in the case of any claim form, judgement or other notice of process on either Party be delivered or sent to their respective registered offices from time to time; and

      (e)   shall take effect:

            (i)   if delivered, upon delivery;

            (ii) if posted, at the earlier of the time of delivery and (if posted in the United Kingdom by first class registered post) 10 am on the second Business Day after posting; or

            (iii) if sent by facsimile when a complete and legible copy of the communication, whether that sent by facsimile or a hard copy sent by post or delivered by hand, has been received at the appropriate address,

            provided that if any communication would otherwise become effective on a non-Business Day or after 5 pm on a Business Day, it shall instead become effective at 10 am on the next Business Day.

30.2  The initial details for the purposes of Clause 30.1 are:

      Address:                 Marconi Corporation Plc
                               New Century Park,
                               PO Box 53,
                               Coventry
                               CV3 1HJ,

                               United Kingdom
      Facsimile No:            +44 (0)24 7656 3377
      Marked for
      the Attention of:        The Company Secretary

      With a copy to:

      Party:                   Marconi Corporation plc
      Address:                 1000 Marconi Drive,
                               Warrendale,
                               Pennsylvania USA  15086
      Facsimile no:            +1 724 742 7055
      For the attention of:    Senior Vice President - Information Technology

      PARTY:                   CSC

      Address:                 CSC International Systems Management Inc.
                               2100 East Grand Avenue, El Segundo, CA 90245, USA
      Facsimile No:            + 1 310 322 9767

      Marked for
      the Attention of:        Vice President and General Counsel

31.   NO PARTNERSHIP ETC.

      Nothing in this Agreement or any document referred to in it or any arrangement contemplated by it shall be construed as creating a partnership between the Parties for any purpose whatsoever and neither Party shall have the power or authority to bind the other Party or impose any obligations on it to the benefit of any third party.

32.   AMENDMENTS, WAIVERS & RIGHTS CUMULATIVE

32.1 No amendment or variation of the terms of this Agreement shall be effective unless it is made or confirmed in a written document signed by both Parties.

32.2 No delay in exercising or non-exercise by either Party of any of its rights under or in connection with this Agreement shall operate as a waiver or release of that right. Rather, any such waiver or release must be specifically granted in writing signed by the Party granting it.

32.3 Except as expressly provided in this Agreement, the rights and remedies contained in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law or otherwise.

33.   SEVERABILITY

      If any part of any provision of this Agreement shall be illegal, invalid or unenforceable in any respect, then the remainder of such provision and all other provisions of this Agreement shall remain legal, valid and enforceable, and the remaining rights, obligations and liabilities of the parties under this Agreement shall not be affected or impaired.

34.   COSTS

      Except where this Agreement provides otherwise, each Party shall be responsible for all the costs charges and expenses incurred by it in connection with and incidental to the preparation and completion of this Agreement and the other documents referred to in this Agreement.

35.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until all parties has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts together shall constitute but one and the same instrument.

36.   ANNOUNCEMENTS

36.1  NO ANNOUNCEMENTS WITHOUT PRIOR APPROVAL

      The Parties mutually agree (subject to Clause 36.2) that no press or other public announcements (whether to shareholders, employees, customers, suppliers or otherwise) shall be made or sent out by them in respect of the subject matter of this Agreement or an ancillary matter without the text of the announcement receiving the prior written approval of the other Party (which approval shall not be unreasonably withheld or delayed).

36.2  ANNOUNCEMENT EXCEPTIONS

      Either Party may make or send out any press or public announcement to the extent the announcement is:

      (a)   required by the law of any relevant jurisdiction;

      (b) required by any securities exchange or regulatory or governmental body to which either Party is subject or submits, wherever situated, including the London Stock Exchange, the UK Listing Authority or the Panel on Takeovers and Mergers, whether or not the requirement for information has the force of law, in which case, the announcement shall only be made or sent out after consultation with (and after taking into account the reasonable requirements of) the other Party as to the content of the announcement.

37.   GOVERNING LAW AND JURISDICTION

      This Agreement shall be governed by and interpreted in accordance with English law. Subject to Clauses 26 (Dispute Resolution) and 28 (Arbitration) hereof, the Parties irrevocably submit to the non-exclusive jurisdiction of the English courts to settle any disputes which may arise in connection with this Agreement.

38.   FURTHER ASSURANCE

      Each Party shall, whether before, on or after termination of this Agreement, do, execute and perform and shall procure to be done, executed and performed, all such further acts, deeds, documents and things as the other Party may reasonably require from time to time effectively to give effect to this Agreement.

39.   DUTY TO MITIGATE

      Each Party shall and shall procure that each other member of its Group shall in relation to any loss or liability which might give rise to a claim under this Agreement against the other Party take all available steps to avoid or mitigate that loss or liability.

40.   EURO

      If the United Kingdom becomes a participating member state for the purposes of European Monetary Union and so the euro becomes a or the lawful currency of the United Kingdom, then:

      (a) that shall not affect the validity of this Agreement or the rights or obligations of the Parties under it, nor shall it give any Party the right to alter or terminate this Agreement in whole or part; and

      (b) with effect from the date on which it occurs any amount referred to in this Agreement in Sterling shall at either Party's request be re-denominated in euros at the rate and in the manner determined by the relevant legislation.

EXECUTION

The Parties have shown their acceptance of the terms of this Agreement by executing it at the end of the Exhibits.

EXECUTION

The Parties have shown their acceptance of the terms of this Agreement by executing it on the date first written above.

SIGNED by GUY HAINS                      )
                                         )
duly authorised for and on behalf of     )  /s/ GUY HAINS
CSC INTERNATIONAL SYSTEMS                )
MANAGEMENT INC                           )

Witness's signature: /s/ A M GRIMMETT

Name (in capitals): ANA MARIA GRIMMETT

Address: Flat 4   10 Cambart Road   Putney   London SW15 6EW

Occupation: TRAINEE SOLICITOR


SIGNED by CHRISTOPHER EVANS              )
                                         )
duly authorised for and on behalf of     )  /s/ CHRISTOPHER EVANS
MARCONI CORPORATION PLC                  )


Witness's signature: /s/ G M NIENABER

Name (in capitals): G M NIENABER

Address: 34 Vicarage Hill   Farnham GU10 3QS

Occupation: LAWYER


SIGNED by CHRISTOPHER EVANS              )
MARCONI COMMUNICATIONS LIMITED           )  /s/ CHRISTOPHER EVANS
acting by its attorney                   )
                                         )
in the presence of:                      )

Witness's signature: /s/ G M NIENABER

Name (in capitals): G M NIENABER

Address: 34 Vicarage Hill   Farnham GU10 3QS

Occupation: LAWYER

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SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                                   SCHEDULE 1

                             SERVICE LEVEL AGREEMENT

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


1.    OVERVIEW AND DEFINITIONS

1.1   OVERVIEW

      This Schedule 1 (Service Level Agreement) describes the IT services and service levels which the Marconi Group requires from the Supplier.

      The Services and service levels described in this Schedule are based on the Services and service levels which the Marconi Group believes it currently provides internally, and will be verified and (where applicable) amended in accordance with the True-Up Process specified in Clause 5.1 (True-Up) of the Agreement.

      The description for each service area listed in this Schedule 1 (Service Level Agreement) includes a general overview of the business objective to be obtained from the service area, as well as detailed service specifications and requirements. These service requirements are organized into activities, service parameters, service specifications, and responsibilities.

      Each service category description is explained in detail, together with the level of service to be provided by the Supplier in relation to that service category (the "SERVICE LEVEL"). Except where otherwise expressly stated, each Service Level will be measured over a calendar month.

      A process definition introducing each service line provides a brief description of how the Marconi Group provides the service today. This description is not intended to restrict the manner in which the service should be delivered in the future.

1.2   DEFINITIONS

      In this Schedule 1 (Service Level Agreement) the following definitions apply:

(1)   SUPPORT LEVELS

      The following definitions apply:

            FIRST-LEVEL SUPPORT: ( SIMPLE FAULT RECTIFICATION ).

            - Provided by the Supplier's in-house personnel (except where expressly highlighted in the service function description);

            -     Configuration assistance and troubleshooting;

            -     Collect information (traces and dumps);

            -     Perform first diagnosis of problem;

            -     Deliver known solutions;

            -     Answer general product and technical questions;

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



            SECOND-LEVEL SUPPORT: ( COMPLEX FAULT RECTIFICATION)

            - Provided by the Supplier's in-house personnel (except where highlighted in service function descriptions);

            -     Analyse problems in depth;

            -     Problem duplication capabilities;

            -     Fault workaround generation;

            -     Answer high-level product and technical questions;

            -     Provide troubleshooting guidance to first-level support;

            -     Hardware/software diagnosis and verification;

            THIRD-LEVEL SUPPORT: (DESIGN FAULT RECTIFICATION)

            -     Provided by the software licensor/distributor;

            -     Provided by manufacturer to manufacturer support partner;

            -     Provided by manufacturer senior technical support engineering;

            -     Diagnose and report bugs;

            -     Correlate problems with source code;

            -     Work with development engineering to fix bugs;

            -     Release updates/upgrades/software patches.

(2)   PRIORITY LEVELS

      The following table defines the fault priority levels:

     PRIORITY                       DEFINITION                                EXAMPLE
     --------                       ----------                                -------
        1           Critical business impact - entire service    eg WAN backbone failure
                    outage

        2           Significant business impact - impacting      eg LAN failure
                    multiple Users
        3           Single user impact

        4           'How do I?' or request rather than a
                    problem requiring resolution


      Fault priority levels are determined by support staff (on reasonable grounds) taking into account the following factors:

            -     Number of customers affected;

            -     Effect on Marconi Group's business;

            -     Context of Problem;

            -     Deadlines;

            -     Application involved and its importance

            -     Frequency of occurrence of problem;

            -     Customer's sense of priority;

            -     Customer's commitment level;

            -     Availability of a workaround; and

            -     Threat to data integrity or computer security.

(3)   DESKTOPS, PC'S

            -     "PC" means a desktop PC, laptop PC or Unix workstation; and

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC




            -     "DESKTOP" means a desktop Windows PC or Unix Workstation.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



(4)   USER CATEGORIES

      The following definitions apply:

      "STANDARD USER" - These are standard users of the Services where each standard Service Level (as specified in this document) applies;

      "HOMEWORKER" - These are users who are formally registered with the Marconi Group as "homeworkers". These users will receive a degree of remote support, however for some Services (including Desktop support and procurement services) the user will be required to visit a Marconi Group site Accordingly, some of the Service Levels for this category of user will need to be amended to reflect this service differential. This will be undertaken as part of the True Up Process.

      "FIELDWORKER" - These are users who operate in the field. Some Services (including Desktop support and procurement services) will be available to the user in the field. Accordingly, some of the Service Levels for this category of user will need to be amended to reflect this service differential. This will be undertaken as part of the True Up Process.

      "EXECUTIVE" - These are users who receive an uplift to the standard Services. Accordingly, some Service Levels for this category of user will need to be amended to reflect this service differential. This category of user will be a controlled formalised list of named users, updated from time to time.

(5)   IT GROUPS

      The following definitions apply:

      "IT GROUP" means the Supplier's personnel, including personnel which have been transferred from the Marconi Group; and

      "MARCONI IT" means the Marconi Group's in house IT personnel who have been retained within the Marconi Group and not transferred to the Supplier.

(6)   HOURS OF SUPPORT

      "24X7" means, in respect of a Service, the availability of that Service twenty four (24) hours per day, seven (7) days per week.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

2.    HELPDESK & CALL CENTRE SERVICES

2.1   SERVICE DESCRIPTION

(1)   OVERVIEW

      The purpose of the Services listed in this Section 2 (Helpdesk & Call Centre Services) is to provide the first point of contact between the Marconi Group and the Supplier and to provide first line support for Marconi Group employees including the services listed in paragraph 2.1(2) below.

      These Services include call taking relating to fault resolution for general PC and application problems; user queries of the `How do I?' type; account creation & terminations; PC software installations, upgrades, replacements and provision of PCs for new hire; video conference booking; requests for support and management of the IT services within business stream projects including facilities and people moves.

(2)   MAIN FUNCTIONS AND ACTIVITIES

      To provide a central point of contact between the Marconi Group and the Supplier for tracking and resolution of problems at 1st level including:

      - Call taking for general PC application and network problems (this may include phone or web based logging);

      -     User queries of the `How do I?' type;

      -     Account creation & terminations;

      - PC software installations, upgrades, replacements and provision of PCs for new personnel hire (Installation Moves and Changes - IMACs); and

      -     Service requests for IT generated by business stream projects.

      -     Security:

            - SecurID token resets, re-syncronisations, disables, issuance of one-time passwords;

            -     Laptop encryption troubleshooting, account resets;

            -     End user VPN initial support; and

            -     Initial security incident contact.

2.2   SERVICE PARAMETERS (SCOPE)

(1)   CURRENT LOCATIONS OF IT CALL CENTRES:

      As at the Commencement Date, the Marconi Group's Call Centre locations are located in the following cities, towns or countries:

           N. America:            -   Pittsburgh
                                  -   Chicago
                                  -   Dallas
                                  -   Montreal

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                                  -   Cleveland
                                  -   Bellevue
           EMEA:                  -   UK - Liverpool & Coventry
                                  -   Italy
                                  -   Germany - Backnang
                                  -   South Africa - Midrand
                                  -   Ireland - Dunlaoire
           Latin America:         -   Mexico
                                  -   Brazil

(2)   LANGUAGES SUPPORTED

           N. America:            -   Pittsburgh          - English
                                  -   Chicago             - English
                                  -   Dallas              - English
                                  -   Montreal            - English, French
                                  -   Cleveland           - English
                                  -   Bellevue            - English
           EMEA:                  -   UK                  - English
                                  -   Italy               - English, Italian
                                  -   Germany             - English, German
                                  -   South Africa        - English
                                  -   Ireland             - English
           Latin America:         -   Mexico              - Spanish
                                  -   Brazil              - Portugese

(3)   SERVICE HOURS OF OPERATION


           REGION                             IN - HOURS SUPPORT                       OUT-OF-HOURS SUPPORT
           ------                             ------------------                       --------------------
           N. America
           Pittsburgh                         Mon - Fri 07:00 - 20:00 EST              Pager Call-out
           Chicago                            Mon - Fri 07:00 - 18:00 Central          Pager Call-out
           Dallas                             Mon - Fri 07:00- 18:00 Central           Pager Call-out
           Montreal                           Mon - Fri 08:30- 17:30 EST               Pager Call-out
           Cleveland                          Mon - Fri 07:00 - 18:00 Central          Pager Call-out
           Seattle                            Mon - Fri 07:00- 18:00 Pacific           Pager Call-out
           EMEA
           UK - Liverpool/Coventry            Mon- Fri 08:00 - 18:00 BST               Pager Call-out
                                              Sat: 08:00 - 12:00 BST
           Italy                              Mon- Fri 06:30 - 20:30 CET               Pager Call-out
                                              Sat: 08:00 - 13:00 CET
           Germany - Backnang                 Mon - Fri 06:30- 20:30 CET               Pager Call-out
           South Africa - Midrand
           Ireland - Dunlaoire                Mon - Fri 09:00- 17:30 BST               Pager Call-out
           Latin America
           Mexico                             Mon - Fri 07:00- 18:00 Central           Pager Call-out
           Brazil                             Mon - Fri 07:00- 17:00 EST               Pager Call-out

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



(4)   MANAGEMENT SYSTEMS USED


                 REGION                          TICKET TRACKING SYSTEM
                 ------                          ----------------------
           N. America
           Pittsburgh                                 Remedy ARS
           Chicago                                    Remedy ARS
           Dallas                          GWI (with Lotus Notes Interface)
           Montreal                                   Remedy ARS
           Cleveland                                  Remedy ARS
           Seattle                                     Clarify
           EMEA
           UK - Liverpool/Coventry             Peregrine Service Centre
           Italy                                      Remedy ARS
           Germany - Backnang                         Remedy ARS
           South Africa - Midrand
           Ireland - Dunlaoire                        Remedy ARS
           Latin America
           Mexico                                     Remedy ARS
           Brazil                                     Remedy ARS


(5)   MARCONI GROUP USERS

      Call Centre and Helpdesk services shall be available to and used by users within Marconi Group globally as specified in Appendix A.

      Each regional Helpdesk site shall provide these services to users within their local geographic region, and also to users of other services hosted at that site.

2.3   SERVICE LEVELS DEFINITION & TARGETS:

(1)   KEY PERFORMANCE INDICATORS

      -     Number of calls taken/month;

      -     Call abandon rate;

      -     First call resolution rate; and

      -     Number of tickets closed/month.

(2)   SERVICE LEVEL TARGETS AND OBJECTIVES

      Performance shall be tracked on a regional basis, within the following key areas:

      -     ability to respond and resolve user problems; and

      - the availability of key infrastructure components, hardware and applications.

      The Service Levels for these Services are set out below.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


CALL CENTRE TARGETS:


           REF         MEASURE                                       PERFORMANCE
           ---         -------                                       -----------

           Cc1         Phone Calls Answer rate                       [***]
           Cc3         Phone Call Abandonment Rate (post automated   [***]
                       announcements)
           Cc4         First call closure (logged via phone or web). [***]


2.4   PROCESSES & PROCEDURES

      Helpdesk calls and critical incidents shall be managed through a clearly defined process. Escalation will be through IT line management as shown below.


                                                                  FIRST                        SUBSEQUENT
       PRIORITY LEVEL               TARGET CLEAR TIME        ESCALATION/COMMUNICATION   ESCALATIONS/COMMUNICATION
       --------------               -----------------        ------------------------   -------------------------
           1                             4 hours                 30 minutes               30 minutes
           2                             8 hours                 1 hour                   Every 2 hours
           3                             2 working days          2 working days           Every working day
           4                             5 working days          N/A                      N/A

      Priority 1 and Priority 2 problems will follow a formal incident management process. The periods listed for such problems in the table above specify the timings for proactive communication and escalation into the business.

      Priority 3 problems will not follow a formal incident management process. The periods listed for Priority Level 3 problems in the table above specify the time after which an end user can invoke an escalation and for subsequent escalations.

                                                           SENIOR
                                                        MANAGEMENT
           ESCALATION CHAIN                              ESCALATION
           ----------------                              ----------
         First Contact                                 Local Helpdesk
         Escalates to                               Regional IT Helpdesk
         Escalates to                           Regional IT Helpdesk Manager
         Escalates to                                   Area Manager
         Escalates to                               Regional IT Director
         Escalates to                                 VP, Regional IT
         Escalates to                                  EVP Marconi IT

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

3.    DESKTOP AND SUPPLY SERVICES (EXCLUDING IMACDS)

3.1   SERVICE DESCRIPTION

(1)   OVERVIEW

      The Services listed in this Section 3 (Desktop and Supply Services) include:

      - the provision of support and maintenance of desktop, laptop and UNIX workstation hardware and softWARE;

      - fault diagnosis, ongoing hardware and software maintenance and 'break/fix' activities for desktop, laptop and UNIX workstation hardware;

      - support of peripherals including fax machines, printers, folding and posting machines, scanners, PDA's, web-cams, plotters, barcode equipment, acquisition boards and CD-RW and DVD-RW;

      - provision of network login accounts, system accounts, remote access accounts, voicemail and mobile and desk phones;

      - provision of audio-conferencing facilities and phone booking of video-conferencing facilities.

       The Services listed in this Section 3 (Desktop and Supply Services) exclude PC installations, moves, adds, changes and disposals (IMACDs) other than as part of technology refresh, which are charged separately on a "per-event" (or Project) basis, and which are set out in further detail in Section 4 (Installations, Moves, Adds, Changes and Disposals) of this Schedule.

(2)   MAIN FUNCTIONS AND ACTIVITIES (EXCLUDING IMACDS)

      -     Desktop Supply and Administration

      - The provision of new PC Desktop and laptop hardware and operating system software as part of technology refresh.

      - Global account administration for network access and applications systems.

      - Desktop equipment inventory management, storage, collection and redeployment.

      - The provision of network login accounts, system accounts, remote access accounts and voicemail.

      - The provision of audio-conferencing facilities and booking of video-conferencing facilities.

      -     Desktop Maintenance & Support

      Fault diagnosis, repair, hardware and software maintenance of all Desktop equipment and associated peripherals (as listed in the overview above).

      Desktop Security - Maintain approved Anti Virus signatures on all Desktop systems with anti-virus installed, as required by the Marconi

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


      Group's Security Policies (Schedule 3). Maintain agreed patch levels on Desktop systems.

3.2   SERVICE PARAMETERS (SCOPE)

(1)   SERVICE HOURS OF OPERATION

                REGION                                 IN - HOURS SUPPORT
                ------                                 ------------------
           N. America
           Pittsburgh                             Mon - Fri 08:30 - 17:30 EST
           Chicago                                Mon - Fri 08:30 - 17:30 Central
           Dallas                                 Mon - Fri 08:30 - 17:30 Central
           Montreal                               Mon - Fri 08:30 - 17:30 EST
           Cleveland                              Mon - Fri 08:30 - 17:30 Central
           Seattle                                Mon - Fri 08:30 - 17:30 Pacific
           EMEA
           UK - Liverpool/Coventry                Mon - Fri 08:30 - 16:30 GMT (Cov)
                                                  Mon - Fri 08:15 - 16.30  GMT (Liv)
           Italy                                  Mon - Fri 08:30 - 17:30 CET
           Germany - Backnang                     Mon - Fri 08:30 - 17:30 CET
           South Africa - Midrand
           Ireland - Dunlaoire                    Mon - Fri 08:30 - 17:30 GMT
           Latin America
           Mexico                                 Mon - Fri 08:30 - 17:30 Central
           Brazil                                 Mon - Fri 08:30 - 17:30 Brazilian time


(2)   SERVICE AVAILABILITY

      The Service described in this Section 3 (Desktop and Supply Services) shall be available during hours defined in paragraph 3.2(1) above. Requests for these Services shall be taken via the helpdesks (except UK, which is web only), or via a web interface.

(3)   LOCATIONS & BUSINESS USERS

      Desktop and Supply Services shall be available to and used by all Marconi Group users at the Sites listed in Appendix A.

      Desktop and Supply Services shall be provided from Sites where there are currently resident IT personnel. Sales offices and sites where there are no resident IT personnel shall receive these Services remotely from regional operational hubs, which may include site visits by traveling support staff. Reasonable expenses relating to such remote operations (such as travel and freight expenses) shall be borne by Marconi.

3.3   SERVICE LEVELS DEFINITION & TARGETS:

(1)   KEY PERFORMANCE INDICATORS

      -     Number of tickets opened this month;

      -     Number of open tickets at month end; and

      -     Number of tickets closed/month; mean time to close.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

(2)   SERVICE LEVEL TARGETS AND OBJECTIVES

      Performance shall be tracked on a regional basis within the following key areas:

      -     ability to respond and resolve user problems.

      -     ability to provide user account maintenance and requested equipment.

      - availability of key infrastructure components, hardware and applications.

      The Service Levels for these Services (other than Project Services) are set out below.

      References to time periods below commence from receipt of a validly completed and duly authorised request for the relevant Service.

      DESKTOP SERVICES SLA'S


                     SERVICE
           REF        LINE              MEASURE                                 PERFORMANCE
           ---        ----              -------                                 -----------
           DESKTOP MAINTENANCE & SUPPORT SERVICES (INCLUDING HARDWARE AND SOFTWARE)
           Dt5                Time to 'break/fix' under warranty (PC)                [***]
           Dt6                                                                       [***]
           Dt7                Time to 'break/fix' out of warranty (PC)               [***]
           Dt8                                                                       [***]
           Dt7s               Time to 'break/fix' shop floor PC or find              [***]
                              work around.
           Dt8s                                                                      [***]
           Dt9                Time to 'break/fix' user damage (PC)                   [***]
           Dt10                                                                      [***]
           Dt11               Time for theft replacement (Mobile phone)              [***]
           Dt12                                                                      [***]
           Dt13               Time to 'break/fix' under warranty (mobile             [***]
                              phone)
           Dt14                                                                      [***]
           Dt15               Time to break/fix out of warranty (mobile              [***]
                              phone)
           Dt16                                                                      [***]
           Dt17               Time to break/fix user damage (mobile phone)           [***]
           Dt18                                                                      [***]
           SUPPLY SERVICES
           Ss9                 Provision of network login account                    [***]
           Ss10                                                                      [***]
           Ss11                Provision of system accounts                          [***]
           Ss12                                                                      [***]
           Ss13                Provision of remote access accounts                   [***]
           Ss14                                                                      [***]
           Ss15                Provision of access to existing shared areas          [***]
           Ss16                                                                      [***]
           Ss17                Provision of a new shared area                        completed as per agreed Project targets
           Ss18                Provision of generic accounts, distribution           [***]
           Ss19                lists, majordomo lists                                [***]
           Ss23                Provision of standard desktop & laptop                [***]

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                     SERVICE
           REF        LINE              MEASURE                                 PERFORMANCE
           ---        ----              -------                                 -----------
           Ss24                software (for software installed over the             [***]
                               network or where a user brings their laptop
                               to IT)
                               Provision of non-standard desktop & laptop
                               software (for software installed over the
           Ss25                network or where a user brings their laptop
                               to IT)                                                completed as per agreed Project targets
                               Provision of software for Unix workstations
           Ss26                (for software installed over the network or
                               completed as per agreed Project targets where a
                               user brings their laptop to IT)
           Ss27                Customer enquiries                                    completed as per agreed Project targets
           Ss28                Provision of new standard desk phone                  [***]
           Ss29                                                                      [***]
           Ss30                Provision of new feature phone                        [***]
           Ss31                                                                      [***]
           Ss32                Provision of new mobile phone                         [***]
           Ss33                                                                      [***]
           Ss34                Provision of new data port                            [***]
           Ss35                                                                      [***]
           Ss36                Provision of voicemail                                [***]
           Ss37                                                                      [***]
           Ss38                Booking of videoconferencing facility                 [***]
           Ss39                Provision of audio-conferencing MeetMe                [***]
           Ss40                account                                               [***]
           Ss41                Provision of audio-conferencing Event calls           [***]
           Ss42                                                                      [***]

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


8.    DATA CENTRE SERVICES

8.1   SERVICE DESCRIPTION

(1)   OVERVIEW

      The purpose of the Services described in this Section 8 (Data Centre Services) is to provide and manage the computer systems that support the services provided by the IT department, as further detailed in paragraph 8.1(2), below.

(2)   MAIN FUNCTIONS AND ACTIVITIES

      SERVICE CATEGORIES SUPPORTED:

      - Messaging Services - Email, electronic paging and faxing, including but not limited to Lotus Notes and Microsoft Exchange.

      - Business Application Services - Services relating to applications required to support specifically business related systems, including but not limited to CEIS, ERP, MRP, CRM, Peoplesoft, Workflow (See Appendix B).

      - Engineering Application Services - Services relating to applications required to support specifically engineering related systems, including but not limited to EMDS, Windchill (See Appendix B).

      - Synchronous Collaboration Services - Services relating to applications required to provide real-time communications delivery, such as Sametime

      - Content Services - Services required to provide access to information and data, such as File Servers, Shared Areas, Content specific databases.

      - Infrastructure Services - Services required to provide the electronic "backbone" services upon which all other services are reliant, such as naming and addressing services, domain management services, routing services. Includes directory services.

      - Web and Portal Services - Systems required for the delivery of intranet, internet and extranet services.

      DATA CENTRE SERVICES PROVIDED:

      - Securing all data through a defined set of defined backup schedules (note, schedules will vary from platform to platform and country to country);

      -     Monitoring services for outages;

      -     Managing incidents;

      -     Managing capacity;

      -     Managing system performance;

      -     Providing system and database administration services;

      -     Installing and upgrading hardware and software;

      -     Providing Third Level Support for customer's problems;

      - Providing disaster recovery cover for key services (as reasonably defined by Marconi);

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



      - Using the Change Control and configuration management processes for the approval and implementation of any Changes; and

      -     Process and Service improvements.

      SECURITY SERVICES PROVIDED:

      - Providing back-end anti-virus infrastructure for clients, servers, and gateways;

      - Maintaining anti-virus signatures on all systems with anti-virus installed;

      - Monitoring all systems with anti-virus installed for any virus activity;

      - Providing anti-virus incident reporting per incident.- Providing monthly virus outbreak reports;

      - Providing day-to-day management of Internet content filtering devices (proxies); and

      - Providing back-end infrastructure support of laptop encryption products.

      Where applicable and available, Project related Data Centre Services may be obtained from the pool of pre-paid resources identified as being available for such purposes in Schedule 4 (Charges).

8.2   SERVICE PARAMETERS (SCOPE)

(1)   SERVICE HOURS OF OPERATION

      Most systems shall be available 24 x 7 (those which are not shall be identified during the True-Up Process). Data Centre staff shall general work the standard working day. Out of hours cover shall be via an on-call rota.

(2)   LOCATIONS & USERS

      Data Centre Services shall be provided for the benefit of all users of IT within the Marconi Group globally as specified in Appendix A and Appendix C.

8.3   SERVICE LEVELS DEFINITION & TARGETS:

(1)   SERVICE LEVEL TARGETS AND OBJECTIVES

      The Service Levels for these Services are set out below.

      References to "SERVICE AVAILABILITY" are to the period of time during each calendar month in which the relevant Service is available for productive use by the Marconi Group, excluding:

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


      - circumstances in which the Supplier is discharged from providing the Services pursuant to Clause 3.1(2) of the Agreement; and

      - planned outages (such as scheduled maintenance and scheduled upgrades),

      expressed as a percentage of the overall time potentially available during that calendar month.

      References to time periods below commence from receipt of a validly completed and duly authorised request for the relevant Service.


      REF                MEASURE                      TARGET
      ---                -------                      ------
      Sa1                PC Network Login Time        [***]
                         (average time)

      Sa2                Mail System                  [***]

      Sa3                ERP System                   [***]

      Sa4                File Server                  [***]

            SERVICE
      REF   LINES        MEASURE                      TARGET
      -----------        -------                      ------
      MESSAGING SERVICES, BUSINESS SYSTEMS
      OPERATIONS, ENGINEERING SYSTEMS
      OPERATIONS, SYNCHRONOUS
      COLLABORATION SERVICES, CONTENT
      SERVICES, INFRASTRUCTURE SERVICES,
      WEB & PORTAL SERVICES

       Dc1               Priority 1 - First           [***]
                         Response

       Dc2               Priority 1 -                 [***]
       Dc3               Fix/Workaround               [***]

       Dc4               Priority 2 - First           [***]
                         Response

       Dc5               Priority 2 -                 [***]
       Dc6               Fix/Workaround               [***]

       Dc7               Priority 3 - First           [***]
                         Response

       Dc8               Priority 3 -                 [***]
       Dc9               Fix/Workaround               [***]

      Dc10               Priority 4 - First           [***]
                         Response

      Dc11               Priority 4 -                 [***]
      Dc12               Fix/Workaround               [***]

       D13               Progress updates             [***]
                         Priority 1

      Dc14               Progress updates             [***]
                         Priority 2

                         System or file
                         restoration can be
      Dc15               accomplished up to the       [***]
                         point of the last
                         working day

      Dc16               Critical File Restore        [***]

      Dc17               Non-critical file            [***]
                         restore

                         Hardware or software

      Dc18               Upgrades (Tactical) -        Completed as per agreed
                         Estimate                     Project targets
                         Hardware or software

      Dc19               Upgrades (Tactical) -        Completed as per agreed
                         Completion                   Project targets
                         Hardware or software

      Dc20               Upgrades (Strategic) -       Completed as per agreed
                         Estimate                     Project targets
                         Hardware or software

      Dc21               Upgrades (Strategic) -       Completed as per agreed
                         Completion                   Project targets

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                                                      Completed as per agreed
      Dc22                                            individual system
                         Performance                  definition.

                         Proactive capacity
      Dc23               monitoring - disk            [***]
                         utilisation

                         Proactive capacity
                         monitoring - cpu
                         utilisation. Define
      Dc24               threshold on a               [***]
                         server-by-server bases
                         within 6 month true-up.

      Dc25               Proactive capacity           [***]
                         monitoring

      Dc26               Availability                 [***]

      Dc27               Allowable downtime           [***]
                         Notice period for

      Dc28               planned allowable            [***]
                         downtime

      MESSAGING SERVICES

      Ms1                Mail quota                   [***]


SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

9.    SECURITY SERVICES

9.1   SERVICE DESCRIPTION

(1)   OVERVIEW

      The purpose of the Services listed in this Section 9 (Security Services) is to:

      - provide the Marconi Group with an "Information Security Program" baSED upon information security best practices, encompassing policies, procedures and standards;

      - deploy, configure and monitor security tools to best secure the Marconi environment;

      - manages a risk process to define information security risks and risk mitigation; and

      - manage information security incident response teams and coordinate and external incidents with the local authorities if necessary;

      -     provide a cost effective security infrastructure;

      - provide operational security support for the security tools deployed; and

      - monitor security logs for relevant security incidents against agreed framework.

(2)   MAIN FUNCTIONS AND ACTIVITIES

      To protect the Marconi Group's information assets by:

      - Assisting the Marconi Group in developing security strategy and direction by assessing the Marconi Group's business needs and requirements;

      - Maintaining approved ISS monitoring & scanning checks for host-based IDS, network-based IDS and network scanning tools;

      -     Deploying and managing global firewalls;

      - Keeping key relationships with Marconi legal and HR for the development and support of corporate policies;

      - Providing VPN services for B2B connections, intra-company (Marconi to Marconi), and user home-based VPN's;

      - Providing encryption services via laptop encryption, email and file encryption;

      -     Providing CacheFlow proxies for Internet connectivity;

      -     Coordinating Global Cert team; and

      - Providing security consultancy in support of IT and business projects.

9.2   SERVICE PARAMETERS (SCOPE)

(1)   SERVICE HOURS OF OPERATION

      For the management of day-to-day security operations, such as firewall support, an on call rotation shall exist on a 24x7 basis. At the Commencement Date this is provided through teams based in the Americas, UK, and Italy.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


(2)   LOCATIONS & MARCONI GROUP USERS

      Security services shall be provided for the benefit of all users of IT within the Marconi Group, as specified in Appendix A and Appendix C.

      At the Commencement Date, Security Services are provided from:
      N.America
      -     Pittsburgh

      EMEA
      -     UK
      -     Italy

9.3   SERVICE LEVELS DEFINITION & TARGETS:

      The Service Levels for these Services (excluding Project Services) are
      set out below.   Service Levels relating to Project Services are set
      out in Section 11 of this Schedule (Project Services).

      References to "SERVICE AVAILABILITY" are to the period of time during each calendar month in which the relevant services are available for productive use by the Marconi Group, excluding:

      - circumstances in which the Supplier is discharged from providing the Services pursuant to Clause 3.1(2) of the Agreement; and

      - planned outages (such as scheduled maintenance and scheduled upgrades),

      expressed as a percentage of the overall time potentially available during that calendar month.


      SERVICE LINES      MEASURE             PERFORMANCE
      -------------      -------             -----------
      OPERATIONAL SECURITY SERVICES

      Os1    Firewall up-time                [***]

      Os2    Host-based assessment           [***]
             tools

      Os3    Network - based IDS             [***]

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

10.   STRATEGY AND MANAGEMENT SERVICES

10.1  SERVICE DESCRIPTION

(1)   OVERVIEW

      The purpose of the Services listed in this Section 10 (Strategy and Management Services) is to provide the Marconi Group with IT strategy and architecture-related services associated with the provision of the other IT Services. These Services include the development and maintenance of IT strategy and architecture documentation in accordance with Marconi strategy, and the monitoring and reporting to the Marconi Group regarding emerging technologies.

(2)   MAIN FUNCTIONS AND ACTIVITIES

      -     IT Strategy and IT Architecture Documentation

            The development and maintenance (in conjunction with the Marconi Group, and aligned to the Marconi Group business strategy) of documentation detailing an IT architecture principles set plus broader documentation defining IT Strategy. The Global Strategy will be produced within six (6) months of Phase 1 Completion and updated quarterly (where required). Regional Strategy variations will be produced within six (6) months of completion of each region and updated quarterly (where required).

      -     Review of Emerging Technologies

            The review of emerging technologies which could be developed as part of the Services delivered to Marconi and the provision of best practice service roadmaps and technology updates as required, but as a minimum quarterly. These services will provide recommendations on the way forward for use and deployment of emerging technologies aligned to the agreed Marconi IT strategy, or "value adding" propositions for the Marconi Group business.

      Marconi will in all instances retain overall control of IT strategy and architecture. Marconi will provide the overall governance of these activities through the IT Solutions Boards (as detailed in Schedule 20 (Governance)) and will create business cases and set priorities and overall time frames to be met and accepting recommendations produced by these activities.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


10.2  SERVICE LEVELS DEFINITION AND TARGETS

      SERVICE LINES MEASURE                       PERFORMANCE
      ---------------------                       -----------
      STRATEGY AND MANAGEMENT SERVICES
      ---------------------------------------------------------
      Sm1     Production of IT                   [***]
              Architecture
              Principles document

      Sm2     Production and                     [***]
              maintenance of IT
              Strategy document

      Sm3     Technology                         [***]
              Investigation Report

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


11.   PROJECT SERVICES

11.1  SERVICE DESCRIPTION

      This Section 11 (Project Services) will address Service Levels for services which are provided as Projects (whether initiated through Change Control or otherwise) This includes Project Services provided as part of the Desktop and Supply Services, Data Centre Services, Network Services and Application Services.

11.2  PROJECT CLASSIFICATIONS

      IT Projects shall be classified according to the following:

      - "STRATEGIC PROJECT", being a long-term/high profile Project to creaTE a unique product or service, where either:

            -     the estimated cost to complete it is [***]

            -     the estimated effort required to complete it is[***]; or

            -     the complexity, risk and impact are "Critical/High".

            - "TACTICAL PROJECT", being an Project undertaken to create a unique product or service, where

                  -     the estimated cost to complete it is [***]

                  - the estimated effort required to complete it is [***]man hours; or

                  -     the complexity, risk and impact are "Medium".

            - "MAJOR ENHANCEMENTS", being a Project where the effort required to complete it is more [***] man hours, but less that[***] man hours.

            - "SMALL ENHANCEMENTS", being a Project where the effort required to complete it is estimated to be less than [***] man hours. Such Projects shall form part of (but not be limited to) the Application Support Services.

11.3  SERVICE LEVELS DEFINITION & TARGETS

      The Service Levels for the Project Services are set out below.

      References to time periods below commence from receipt of a validly completed and duly authorised request for the relevant Project.

      These Service Levels shall be measured on an annual basis.

      SERVICE
      LINES            MEASURE                  PERFORMANCE
      -----------------------------------------------------------------
      PROJECT SLA
      -----------------------------------------------------------------
      Pm1    Project Evaluation             [***]
             Report (Small
             Enhancements)

      Pm2    Project Evaluation             [***]
             Report (Other
             Enhancements)

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


      SERVICE
      LINES            MEASURE                  PERFORMANCE
      -----------------------------------------------------------------
      Pm3    Project Evaluation             [***]
             Report (Tactical
             Projects)

      Pm4    Project Evaluation             [***]
             Report (Strategic
             Projects)

      Pm5    Tactical Projects              [***]
             completed within agreed
             timeframe (as specified
             in Schedule of Work).

      Pm6    Strategic Projects             [***]
             completed within agreed
             timeframe (as specified
             in Schedule of Work)

      Pm7    Small enhancements             [***]
             completed within agreed
             timeframe (as specified
             in Schedule of Work).

      Pm8    Major enhancements             [***]
             completed within agreed
             timeframe (as specified
             in Schedule of Work).

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


12.   DISASTER RECOVERY SERVICES

12.1  SERVICE DESCRIPTION

(1)   OVERVIEW

      The purpose of the Services listed in this Section 12 (Disaster Recovery Services) is to provide the Marconi Group with business continuity and disaster recovery services.

      In the UK, the disaster recovery services are provided as at the Commencement Date through the following disaster recovery contracts:

      o     NDR;

      o     Comdisco; and

      o     BT.

      These contracts and the disaster recovery services provided pursuant to them, are set out below.

(2)   NDR CONTRACT

      In the event of a disaster, hardware will be provided on which the following services can be restored:

      -     MFG/PRO, IPS and Workflow

      -     USML

      -     Liverpool Engineering Cluster

      -     PC Servers

      -     Comms Kit

      -     EMDS

      -     Internet Gateway

      -     Firewall and Mimesweeper

      -     Lotus Notes

      -     Windchill

      This equipment can be delivered to Coventry NCP, Liverpool Edge Lane, Beeston or London Docklands. In addition, the PC servers can be delivered to any one of six sites that can be specified at point of callout.

      The specifications of equipment that will be delivered will be sufficient to offer a cut-down service to key Marconi Group users.

      The equipment can be delivered into a Marconi Group data centre or delivered in a trailer that will be sited at the specified disaster recovery location. In a full-scale disaster, the equipment can initially be housed in the trailer and subsequently moved to the temporary data centre provided by Comdisco.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


(3)   COMDISCO CONTRACT

      In the event of a disaster, an "Enhanced Emergency Rescue Service" will be provided that consists of the following equipment:

      EQUIPMENT                                 CAPACITY
      ---------                                 --------
      Temporary office cabins (24ft x 8ft)      6
      Mobile diesel generator                   Up to 1,000 kVA
      Frequency converter (400Hz)               75kVA
      Chilled water                             Up to 2 x 35kW
      UPS                                       400 kVA
      Power distribution units                  Up to 2 x 180 kVA
      Air-conditioning units                    Up to 176 kW
      Mobile air-conditioning units             2 x 10 kW
      CableEase RJ45 cabling system             375 x RJ45


(4)   BT CONTRACT

      Disaster recovery support for PBX's with BT for the UK Sites specified below. Within [***]hrs of being invoked a caravan will turn up on site and provide a telephone infrastructure. It includes handsets if required. As part of the disaster recovery support, a new exchange is automatically ordered. This will take around 6/8 weeks typically to arrive.

      SITE                                       SERVICE LEVEL
      ----                                       -------------
      North Building, Wellingborough             PBX100
      Sheriffs Court, Coventry                   PBX100
      New Century Park, Coventry                 PBX2000
      New Horizon Park, Coventry                 PBX100
      Edge Lane, Liverpool                       PBX2000
      Kemble House, London                       PBX100
      Discovery Court, Poole                     PBX500
      High Street, Stratford                     PBX100
      Technology Drive, Beeston                  PBX100
      Cambridge Business Park, Cambridge         PBX500

      PBX100 is an exchange with 100 phones.

11.3  SERVICE LEVELS DEFINITION & TARGETS

      The Service Levels for the Disaster Recovery Services are set out below.

(1)   NDR

      Delivery of the replacement equipment commenced within [***]of notification.

(2)   COMDISCO

      The equipment will be provided within [***] hours and can be kept for [***] month at no charge. The equipment can then be purchased at list price.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


(3)   BT

      Within [***]of being invoked a caravan will turn up on site and provide a telephone infrastructure. It includes handsets if required. As part of the disaster recovery support, a new exchange is automatically ordered. This will take around 6/8 weeks typically to arrive.

SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


[***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***]

SCHEDULE 1 - SERVICE LEVEL AGREEMENT
                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                   APPENDIX A

                           TO SERVICE LEVEL AGREEMENT

                     LIST OF "IN-SCOPE" MARCONI GROUP SITES

[***]

                                            SCHEDULE 1 - SERVICE LEVEL AGREEMENT


                                   APPENDIX B

                           TO SERVICE LEVEL AGREEMENT

                              LIST OF APPLICATIONS


   [***]

                                            SCHEDULE 1 - SERVICE LEVEL AGREEMENT

                                   APPENDIX C

            SHARED SERVICES PROVIDED BY MARCONI GLOCAL IT TO ASIA PAC

The following details the support provide to Asia Pac by Marconi Global IT:

   PART A:  SERVICES:  [***]

                                            SCHEDULE 1 - SERVICE LEVEL AGREEMENT


                                   APPENDIX D

                       RECENTLY DISPOSED MARCONI ENTITIES

   [***]

                                            SCHEDULE 1 - SERVICE LEVEL AGREEMENT


                                  APPENDIX E

                                      [***]
                          (Refer attached document)

                                                          CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC










                                   SCHEDULE 2

                                      BLANK

                  This Schedule has been intentionally deleted.

SCHEDULE 3 - STANDARDS AND POLICIES                       CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                   SCHEDULE 3

                             STANDARDS AND POLICIES

1.       PURPOSE

         This Schedule 3 (Standards & Policies) defines the internal Marconi Group standards and policies that apply at the Commencement Date.

2.       REVIEW OF AND CHANGES TO STANDARDS AND POLICIES

2.1 In relation to any Country in respect of which Cutover has occurred, the Supplier shall commence reviewing the standards and policies listed in this Schedule as soon as reasonably practicable after the relevant Cutover and shall notify Marconi of any concerns or potential issues regarding its ability to adhere to those standards and policies which it has reviewed.

2.2 Without prejudice to Paragraph 2.1, Marconi and the Supplier shall, within a three (3) month period following the relevant Cutover, jointly review the listed standards and policies with a view to verifying the level to which the Marconi Group currently adheres to those policies. Changes that are required to enable adherence to the listed standards and policies shall be subject to Change Control.

2.3 During the term of this Agreement, the listed standards and policies may need to be supplemented or changed. Such changes shall be subject to Change Control.

3.        LIST OF STANDARDS AND POLICIES:

3.1      INFORMATION SECURITY CORPORATE POLICIES

         -        Executive Information Security Policy version 1.0

         -        Information Security Management Policy version 1.0

         -        Access Control Policy version 2.0

         -        Information Classification and Control Policy version 1.1

         -        Communication and Network Security Policy version 2.0

         - Systems Development, Operations, and Maintenance Policy version 1.0

SCHEDULE 3 - STANDARDS AND POLICIES                       CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         -        Business Continuity Management Policy version 1.0

         -        Personnel Security Policy version 1.0

         -        Physical and Environmental Security Policy version 1.0

         -        Compliance Policy version 1.0

         -        IT Acceptable Usage Policy 1.0

3.2      INFORMATION SECURITY CORPORATE STANDARDS

         -        Corporate Standards Getting Started Guide version 2.0

         -        Critical Business Applications Standards version 2.0

         -        Communications Networks Standards version 2.0

         -        Information Processing Standards version 2.0

         -        Systems Development Standards version 2.0

         -        Security Management Standards version 2.0


3.3      INFORMATION SECURITY OPERATIONAL POLICIES

         -        Oracle 11i Application Security version 1.0

         -        Home Office Security version 2.0

         -        Account ID and Password Policy version 1.1

         -        Internet Secure Operation Policy version 1.0

         -        E-mail Secure Operation Policy version 1.1

         -        Third Party Dial-In Remote Access version 1.0


3.4      INFORMATION SECURITY OPERATION STANDARDS AND PROCEDURES

         -        Oracle Database Security - version 1.2

         -        Content (HTTP) Filtering with Websense - version 1.0

         -        Business-to-Business Connectivity version 1.0

SCHEDULE 3 - STANDARDS AND POLICIES                       CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         -        Business VPN (Virtual Private Network) version 1

         -        CacheFlow LAN Browser Configuration version 1

         -        CacheFlow Remote Access Browser Configuration version 1.1

3.5      INFORMATION SECURITY GUIDELINES

         -        Oracle Application Audit - version 1.0

         -        Laptop Security Guidelines version 1.1

         -        Securing Internet Information Services 5.0 on Windows 2000
                  version 1.0

         -        Securing Solaris version 1.0

         -        Password Guidelines version 1.2

         -        CacheFlow FAQ version 1.0

         -        CacheFlow Support FAQ version 1.0

         -        PointSec FAQ version 1.07

         -        SecuRemote FAQ version 1.0

3.6      HARDWARE STANDARDS

         -        Marconi PC Client standards version 1.0

         -        Technology refresh policy version 1.0



3.7      COMMUNICATIONS INFRASTRUCTURE STANDARDS

         -        Routing Standards version 1.0

         -        Network Architecture version 1.0

         -        Operational Standards version 1.0

         -        IP Addressing Standards version 1.0

SCHEDULE 3 - STANDARDS AND POLICIES                       CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



3.8      INFRASTRUCTURE APPLICATIONS STANDARDS

         -        DNS Strategy version 1.0

         -        E-mail standards rev 1.0

         -        Collaborative Tools standards version 1.0

3.9      NAMING STANDARDS

         -        Countries - Country names and 2 letter codes version 1

         -        Sites - Addresses and 5 letter codes version 1

         -        Hosts - computer and networked device names version 1

         -        User names - computer account names version 1

         -        Character Sets version 1

3.10     PROJECT MANAGEMENT

         -        IT Project Lifecycle Management prog03v1

         -        IT Project Reporting Process prog01v1

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                   SCHEDULE 4

                                     CHARGES

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                   SCHEDULE 4

                                     CHARGES

1.       DEFINITIONS AND OVERVIEW

1.1      DEFINITIONS

         In this Schedule, the following additional definitions apply, unless the context otherwise requires:

         "ADDITIONAL RESOURCE CHARGE" OR "ARC" means an additional charge payable in relation to a Service Category in an Invoice Region, where the number of Resource Units in relation to that Service Category in that Invoice Region exceeds the Resource Baseline for that Service Category in that Invoice Region, calculated by multiplying the number of additional Resource Units by the applicable ARC rate;

         "BASELINE CHARGE" means the monthly charge payable in relation to a Service Category in an Invoice Region, where the number of Resource Units in relation to that Service Category in that Invoice Region equals the Resource Baseline for that Invoice Region, as specified in this Schedule in relation to that Service Category for that Invoice Region;

         "CONTRACT YEAR", in relation to an Invoice Region, means each period of twelve (12) months during the term of this Agreement, commencing on Cutover of the relevant Services in the last Country within that Invoice Region;

         "INVOICE REGIONS" has the meaning given to it in Paragraph 1.2(1);

         "REDUCED RESOURCE CREDIT" OR "RRC" means a reduction in the charges payable in relation to a Service Category in an Invoice Region, where the number of Resource Units in relation to that Service Category in that Invoice Region is less than the Resource Baseline for that Service Category in that Invoice Region, calculated by multiplying the number of shortfall Resource Units by the applicable RRC rate;

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         "RESOURCE BANDS" means the agreed range of Resource Units either side of the Resource Baseline, as specified in relation to that Service Category in an Invoice Region in this Schedule;

         "RESOURCE BASELINE" means the baseline number of Resource Units in relation to a Service Category in an Invoice Region, as specified in this Schedule in relation to that Service Category and that Invoice Region;

         "RESOURCE UNIT" in relation to a Service Category, means the unit of measurement in relation to which the Resource Baseline, ARC's and RRC's shall be calculated, as specified in relation to that Service Category in this Schedule; and

         "SERVICE CATEGORIES" means the service categories into which the IT Services are classified in the Service Level Agreement, and "SERVICE CATEGORY" means any one of them.

1.2      INVOICES AND INVOICE REGIONS

(1) The Charges detailed in this Schedule 4 (Charges/Rate Card) shall be invoiced separately for each of the following regions (the "INVOICE REGIONS"):

         -        North America;

         -        UK & Ireland;

         -        Germany;

         -        Italy; and

         - "Rest of World" (being all regions within scope and not listed above).

(2) The Marconi Group entities to be invoiced by the Supplier Group for each of the Invoice Regions are initially as follows:

         INVOICE REGION              INVOICING ENTITY                               INVOICING CURRENCY
         --------------              ----------------                               ------------------
         North America               Marconi Communications, Inc.                   US Dollars
         UK & Ireland                Marconi Communications Limited                 Pounds Sterling
         Germany                     Marconi Communications GmbH                    Euros
         Italy                       Marconi Communications SpA                     Euros

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         Rest of World               Marconi Communications Limited                 Pounds Sterling

(3) Marconi may nominate alternative or additional entities to pay for the Services in accordance with Clause 2.10 of this Agreement.

(4)      Each invoice shall contain the following information:

         (a)      a break-up of the Charges for each Service Category;

         (b) in the case of Charges calculated by reference to the number of Resource Units, the number of Resource Units upon which the Charges are based;

         (c) details of any pre-paid resources (FTE or AVI based) which have been consumed during that invoice period; and

         (d) details of service credits (if any) set off against the Charges;

         (e) in respect of North America, the relevant Marconi business unit to which the invoice relates (being the following: BBRS, NC and Wireless); and

         (f) such other information as may be specified in the Service Level Agreement and/or applicable Schedule of Work.

1.3      BASELINE CHARGES, RESOURCE BASELINES, ARCS AND RRCS

(1) The Charges for the following Service Categories shall be calculated by reference to the mechanism outlined in this Paragraph 1.3:

         -        Help Desk & Call Centre Services (Paragraph 3);

         -        Desktop and Supply Services (Paragraph 4);

         -        Network Services (Paragraph 6);

         -        Application Support Services (Paragraph 7)

         -        Application Development Services (Paragraph 8); and

         -        Data Centre Services (Paragraph 9).

(2) Where the number of Resource Units for the Service Category equals the number of Resource Units in that Service Category's Resource Baseline, the charge for that Service Category shall be that Service Category's Baseline Charge.

(3)      Where the number of Resource Units for the Service Category:

         (a) exceeds the number of Resource Units in that Service Category's Resource Baseline; and

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         (b) is within that Service Category's ARC Resource Band, the Charge for that Service Category shall be the Baseline Charge for that Service Category plus an ARC calculated by reference to the additional Resource Units.

(4)      Where the number of Resource Units for the Service Category:

         (a) is less than the number of Resource Units in that Service Category's Resource Baseline; and

         (b) is within the RRC Resource Band for that Service Category, the Charge for that Service Category shall be that Service Category's Baseline Charge less a RRC calculated by reference to the shortfall of Resource Units.

(5) Where the number of Resource Units for a Service Category exceeds or is less than the Resource Band for that Service Category, the Parties shall negotiate in good faith a reasonable adjustment to the Charges in accordance with Change Control. Pending agreement of such an adjustment, the Supplier will charge Marconi the amounts that would have applied had the number of Resource Units stayed at the minimum or maximum level within the Resource Band (as applicable), provided that if the Parties cannot agree a reasonable adjustment within twenty (20) days of the number of Resource Units first falling outside the Resource Band, the Supplier may make a reasonable additional charge or reduction in charge to reflect the increase or shortfall in Resource Units. All amounts paid or credited pending agreement of an adjustment will be adjusted retrospectively once the final adjustment has been agreed (or as otherwise determined via[***]).

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

2.       CHARGES FOR TRANSITION PROJECT

2.1      OVERVIEW

         These Charges relate to the services to be provided by the Supplier as set out in Exhibit 1 (Transition Project) (the "TRANSITION SERVICES").

2.2      CHARGES

(1)      The Charges for the Transition Services consist of two components:

         (a) Charges for Transition Services relating to Call Centre, Desktop, Data Centre and Application Services; and

         (b)      Charges for Transition Services relating to Network Services.

(2) The Charges for Transition Services relating to Call Centre, Desktop, Data Centre and Application Services (broken up by Invoice Region) are as follows:

                          UK & IR. (L'000)    NA ($'000)    GERMANY (E'000)  ITALY (E'000)    ROW (L'000)
                          ----------------    ----------    ---------------  -------------    -----------
          CALL CENTRE                [***]         [***]              [***]          [***]          [***]
          DESKTOP                    [***]         [***]              [***]          [***]          [***]
          DATA CENTRE                [***]         [***]              [***]          [***]          [***]
          APPLICATIONS               [***]         [***]              [***]          [***]          [***]
          TOTAL                      [***]         [***]              [***]          [***]          [***]

(3) The Charges for Transition Services relating to Network Services (broken up by Invoice Region) are as follows:

                          UK & IR. (L'000)    NA ($'000)    GERMANY (E'000)  ITALY (E'000)    ROW (L'000)
                          ----------------    ----------    ---------------  -------------    -----------
          NETWORK                    [***]         [***]              [***]          [***]          [***]
          SERVICES

          TOTAL                      [***]         [***]              [***]          [***]          [***]

(4) The Parties acknowledge that the Charges for Transition Services specified in Paragraphs 2.2(2) and 2.2(3) are calculated based upon Transition Services being provided across all of those Invoice Regions, and that the removal of an Invoice Region from the scope of the Transition Services will not necessarily result in a reduction of the Charges, or a reduction of the Charges by the exact amount specified for that Invoice Region in those Paragraphs. The adjustment (if any) to the Charges for Transition Services in such instance shall be dealt with pursuant to Change Control.

2.3      INVOICING AND PAYMENT

(1) Subject to Paragraph 2.3(3), the Charges for Transition Services relating to Call Centre, Desktop, Data Centre and Application Services shall be invoiced in

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         twelve (12) equal instalments, on the first day of each month during the year following the Phase 1 Completion Date (in which case, those Charges will be invoiced by the Supplier Group at least thirty (30) days before the due date).

(2) Subject to Paragraph 2.3(3), the Charges for Transition Services relating to Network Services shall be payable by the Marconi Group on the second anniversary of the Commencement Date (in which case, those Charges will be invoiced by the Supplier Group at least thirty (30) days before the due date).

(3) Subject to Clauses 3.3 (Consequences of Termination) of the Asset Transfer Agreement and Clause 3.3 (Consequences of Termination) of the BT Asset Transfer Agreement, where this Agreement is terminated prior to payment in full of the Charges for the Transition Services, those Charges shall become payable on the date of termination, provided that if at the date of termination not all of the Transition Services have been performed, the Supplier Group shall only be entitled to invoice the Marconi Group (and the Marconi Group shall only be required to pay to the Supplier Group) a proportion of the total Charges for Transition Services, such proportion to be reasonably calculated by the Supplier Group having regard to the proportion of the Transition Services actually performed.

(4) The Charges for Transition Services shall be payable by the Marconi Group within thirty (30) days of receipt of a correctly rendered invoice from the Supplier Group. Where the Charges for Transition Services become payable early as envisaged by Paragraph 2.3(3), those Charges will be invoiced at least thirty (30) days before the due date or, where this is not reasonably practicable, at such later date as is reasonably practicable for the Supplier Group.

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

3.       CHARGES FOR HELP DESK AND CALL CENTRE SERVICES

3.1      OVERVIEW AND DEFINITIONS

(1) These Charges relate to the "Help Desk and Call Centre" Services as set out in Section 1 of the Service Level Agreement (Schedule 1).

(2) In this Section, the following additional definitions apply: "DESKTOP UNITS" means both desktop and laptop devices; "HELPDESK CALL" means any incoming interaction with the help-desk from an end-user (by phone, e-mail or the web), excluding automatic event update calls (eg. pre-recorded messages accessed via a voice response unit);

         "MARCONI GENERATED CALL" means a Helpdesk Call which is:

         (a) attributable to the introduction by Marconi of new applications or changes to existing applications, new technology or changes to existing technology or new Marconi policies or changes to existing Marconi policies; and

         (b) not caused by or related to the Supplier's breach of the Service Level Agreement and/or a Schedule of Work;

         "MARCONI GENERATED CALL BASELINE" means, in relation to each Invoice Region, the baseline number of Marconi Generated Calls per Desktop Unit per annum in that Invoice Region, determined and agreed by the Parties during the period corresponding to the True-Up Process or, in the absence of agreement between the Parties during that period, as determined pursuant to Expert's Decision; and "MARCONI GENERATED CALL RATIO" means the actual number of Marconi Generated Calls per Desktop Unit per annum (calculated separately for each Invoice Region).

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

3.2   BASELINE CHARGES (MONTHLY)

                        YR 1    YR 2       YR 3      YR 4      YR 5     YR 6      YR 7      YR 8      YR 9      YR 10
                        ----    ----       ----      ----      ----     ----      ----      ----      ----      -----
UK & Ire (L'000)       [***]    [***]      [***]     [***]     [***]    [***]     [***]     [***]     [***]      [***]
NA ($'000)             [***]    [***]      [***]     [***]     [***]    [***]     [***]     [***]     [***]      [***]
Italy (E'000)          [***]    [***]      [***]     [***]     [***]    [***]     [***]     [***]     [***]      [***]
ROW (L'000)            [***]    [***]      [***]     [***]     [***]    [***]     [***]     [***]     [***]      [***]
Germany (E'000)        [***]    [***]      [***]     [***]     [***]    [***]     [***]     [***]     [***]      [***]

3.3   RESOURCE UNITS, RESOURCE BASELINE, ARCS AND RRCS

(1)   RESOURCE UNITS

      Resource Units for the Help Desk and Call Centre Services are as follows:

      (a)   the number of Desktop Units deployed; and

      (b)   the number of Marconi Generated Calls.

(2)   RESOURCE BASELINE

      The Baseline Charges are based upon the following Resource Baselines:

      (a)   Desktop Units deployed, broken up as follows:

            UK & Ire           Desktop             [***]
                               Laptop              [***]

            US                 Desktop             [***]
                               Laptop              [***]

            Germany            Desktop             [***]
                               Laptop              [***]

            Italy              Desktop             [***]
                               Laptop              [***]

            ROW                Desktop             [***]
                               Laptop              [***]

      (b)   The Marconi Generated Call Baseline.


(3)   ARC/RRC RATES (EXPRESSED AS MONTHLY AMOUNTS)

      ARC's and RRC's shall be determined as follows:

      (a) for a variations in the number of Desktop Units of up to +/-[***]% ([***]per cent) from the Resource Baseline for Desktop Units, the

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

            Charges shall be adjusted by a percentage amount equal to the percentage variation in the number of Desktop Units from the Resource Baseline[***]; and


      (b) for variations in the Marconi Generated Call Ratio of up to +/-[***]% ([***]per cent) from the Marconi Generated Call Baseline, an ARC/RRC will apply for each Marconi Generated Call over or below those which would have been generated had the Marconi Generated Call Ratio remained at the Marconi Generated Call Baseline, at the rate specified in the following table:

RATE (PER CALL)        YR 1     YR 2     YR 3     YR 4     YR 5     YR 6    YR 7      YR 8     YR 9    YR 10
---------------        ----     ----     ----     ----     ----     ----    ----      ----     ----    -----
UK& IRE (L)           [***]    [***]    [***]     [***]    [***]    [***]   [***]     [***]    [***]    [***]
N. AMERICA ($)        [***]    [***]    [***]     [***]    [***]    [***]   [***]     [***]    [***]    [***]
ITALY (E)             [***]    [***]    [***]     [***]    [***]    [***]   [***]     [***]    [***]    [***]
ROW  (L)              [***]    [***]    [***]     [***]    [***]    [***]   [***]     [***]    [***]    [***]
GERMANY (E)           [***]    [***]    [***]     [***]    [***]    [***]   [***]     [***]    [***]    [***]

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

4.    CHARGES FOR DESKTOP AND SUPPLY SERVICES

4.1   OVERVIEW

      These Charges relate to the "Desktop and Supply" Services (excluding IMACD's) as set out in Section 3A of the Service Level Agreement.

BASELINE CHARGES (ANNUAL)

                      YR 1     YR 2     YR 3      YR 4      YR 5      YR 6     YR 7    YR 8     YR 9     YR 10    TOTAL
                      ----     ----     ----      ----      ----      ----     ----    ----     ----     -----    -----
UK & Ire (L'000)     [***]     [***]    [***]     [***]     [***]     [***]    [***]   [***]    [***]     [***]    [***]
NA ($'000)           [***]     [***]    [***]     [***]     [***]     [***]    [***]   [***]    [***]     [***]    [***]
Italy (E'000)        [***]     [***]    [***]     [***]     [***]     [***]    [***]   [***]    [***]     [***]    [***]
ROW (L'000)          [***]     [***]    [***]     [***]     [***]     [***]    [***]   [***]    [***]     [***]    [***]
Germany (E'000)      [***]     [***]    [***]     [***]     [***]     [***]    [***]   [***]    [***]     [***]    [***]

4.2   RESOURCE UNITS, RESOURCE BASELINE, ARCS AND RRCS

(1)   RESOURCE UNITS

      Numbers of Desktops / Laptops units supported by the Supplier.

      BASELINE VOLUMES
      ----------------------------------
      UK & Ire       Desktop       [***]
                     Laptop        [***]

      US             Desktop       [***]
                     Laptop        [***]

      Germany        Desktop       [***]
                     Laptop        [***]

      Italy          Desktop       [***]
                     Laptop        [***]

      ROW            Desktop       [***]
                     Laptop        [***]

      Global         Desktop       [***]
                     Laptop        [***]
                     Total         [***]

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



(2)   ARC/RRC RATES (MONTHLY)

      The following monthly ARC / RRC rates are applicable to a variation to the Resource Baseline of up to +/- [***]% ([***]per cent).

                                 YR 1   YR 2    YR 3    YR 4    YR 5     YR 6    YR 7     YR 8   YR 9    YR 10
                                 ----   ----    ----    ----    ----     ----    ----     ----   ----    -----
         UK & IRELAND (L)

         Desktop ARC             [***]
         Laptop ARC
         Desktop RRC
         Laptop RRC

         GERMANY (E)

         Desktop ARC             [***]
         Laptop ARC
         Desktop RRC
         Laptop RRC

         ITALY (E)

         Desktop ARC             [***]
         Laptop ARC
         Desktop RRC
         Laptop RRC

         NORTH AMERICA ($)

         Desktop ARC             [***]
         Laptop ARC
         Desktop RRC
         Laptop RRC

         REST OF THE WORLD (L)

         Desktop ARC             [***]
         Laptop ARC
         Desktop RRC
         Laptop RRC

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                 YR 1   YR 2    YR 3    YR 4    YR 5     YR 6    YR 7     YR 8   YR 9    YR 10
                                 ----   ----    ----    ----    ----     ----    ----     ----   ----    -----
         Desktop RRC
         Laptop RRC

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


5.    CHARGES FOR INSTALLATIONS, MOVES, ADDS, CHANGES AND DISPOSAL (IMACD)
      SERVICES

5.1   OVERVIEW

      These Charges relate to the "Installations, Moves, Adds, Changes and Disposal" Services as set out in Section 3B of the Service Level Agreement (Schedule 1).

5.2   CHARGES

(1)   CHARGES FOR INSTALLATIONS, MOVES, ADDS AND CHANGES

      The Supplier shall charge for Installations, Moves, Adds and Changes (as defined in the Service Level Agreement) on a "per event" basis, according to the following:

                         UK& IRE (L)      NORTH AMERICA ($)    ITALY (E)     GERMANY (E)       ROW (L)
                         -----------      -----------------    ---------     -----------       -------
INSTALLATION             [***]
MOVES
ADDITION
CHANGES

(2)   CHARGES FOR DISPOSALS

      During the True-Up Process the Supplier will examine the Marconi Group's processes for Disposals (as defined in the Service Level Agreement) in each Invoice Region with a view to establishing:

      (a) whether those processes for Disposals are compliant with Applicable Legislation; and

      (b) whether the costs associated with those Disposals were included within the Budget (Schedule 15).

      Charges for Disposals shall be dealt with as follows:

      (c) in those Invoice Regions where the Marconi Group's processes for Disposals are compliant with Applicable Legislation and the costs associated with those processes are included within the Budget for Desktop and Supply Services, the Supplier shall provide Disposals in accordance with the Marconi Group's existing processes and at no additional charge to Marconi (such charge already being incorporated as part of the Charge for Desktop and Supply Services);

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

      (d) in those Invoice Regions where the Marconi Group's processes for Disposals are compliant with Applicable Legislation but the cost for such processes has not been included in the Budget for Desktop and Supply Services, the Supplier shall provide Disposals in accordance with the Marconi Group's existing processes at a Charge reasonably reflective of the Marconi Group's (or its relevant member's) costs relating to such Disposals (established pursuant to the True Up Process), or in the event that such costs are not reasonably ascertainable by the Parties, for the following Charges:

                     UK & IRE (L)   NORTH AMERICA ($)     ITALY (E)      GERMANY(E)     ROW (L)
                     ------------   -----------------     ---------      ----------     -------
DISPOSALS (PER       [***]
UNIT)

      (e) in those Invoice Regions where Marconi's processes for Disposals are not compliant with Applicable Legislation, the Supplier shall provide Disposals in accordance with Applicable Legislation and for the following Charges:

                     UK & IRE (L)   NORTH AMERICA ($)    ITALY (E)      GERMANY(E)     ROW (L)
                     ------------   -----------------    ---------      ----------     -------
DISPOSALS (PER       [***]
UNIT)

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



6.    CHARGES FOR NETWORK SERVICES

6.1   OVERVIEW

      These Charges relate to the "Network" Services as set out in Section 4 of the Service Level Agreement.

6.2   USAGE BASED (COMMODITY) CHARGES

[***]

6.3   NON-USAGE BASED CHARGES

      The Charges for Network Services other than those specified in Paragraph
      6.2 (Usage Based Charges) are as follows:

(1) CHARGES BASELINE (ANNUAL)

                       YR 1    YR 2     YR 3     YR 4    YR 5     YR 6     YR 7     YR 8     YR 9   YR 10    TOTAL
                       ----    ----     ----     ----    ----     ----     ----     ----     ----   -----    -----
UK & Ire (L'000)       [***]
NA ($'000)
Italy (E'000)
ROW (L'000)
Germany (E'000)

      Appendix 1 to this Schedule sets out the breakdown of the charges in NA by Marconi SBU. This breakdown will be verified during True-up.

(2)   RESOURCE UNITS

      Resource Units for the Network Services are as follows:

      (a)   the number of active LAN ports;

      (b)   the number of active voice ports;

      (c)   the number of active RAS ports; and

      (d)   the number of active voicemail ports.

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


(3)   RESOURCE BASELINE

      The Baseline Charges are based upon the following Resource Baseline:

                     UK & IRE     NA     GER    ITALY      ROW      TOTAL
                     --------     --     ---    -----      ---      -----
LAN Ports             [***]
Voice Ports
RAS Ports
Voicemail Ports

      Appendix 1 to this Schedule sets out the breakdown of the resource baseline in NA by Marconi SBU. This breakdown will be verified during True-up.

      Where a True-up Process identifies any variations in the above Resource Baseline as compared to actual volumes of Internal Services as of the relevant Cutover, there shall be no amendment to the Baseline Charges as a result of that variation. For the avoidance of doubt, this previous sentence does not apply to the extent that the above Resource Baseline changes as a result of any of the matters identified in Clauses 5.2(1)(b) to (e) of this Agreement.

(4)   ARCS & RRCS (MONTHLY)

      Subject to Paragraph 6.3(5), the following monthly ARC / RRC rates are applicable to a variation in the Resource Baseline of up to +/- [***]% [***]per cent).

                     UK & IR.        NA       GERMANY         ITALY      ROW
ACTIVE PORTS           (L)           ($)        (E)            (E)       (L)
------------         --------        --       -------         -----      ---
      ARC

LAN                       [***]
Voice
RAS
Voicemail

      RRC

LAN
VOICE
RAS
VOICEMAIL

      The Parties acknowledge that the Resource Baseline as stated in Paragraph 6.3(3) is based on the number of "active" ports as opposed to the number of "available"

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

      ports. As part of the True Up Process the Parties shall establish the number of "available" ports, and the following additional ARC/RRC mechanism shall apply until the end of the Transformation Stage (as defined in Exhibit 1 (Transition Project)):

SCENARIO                                            ADJUSTMENT MECHANISM
--------                                            --------------------
Actual "active" ports greater than "available"      Adjust Baseline Charge by adding the ARC rate.
port baseline.
Actual "active" ports greater than "active" port    Adjust Baseline Charge by adding the RRC rate.
baseline.
Actual "active" ports less than "active" port       Adjust Baseline Charge by subtracting the RRC rate.
baseline.

(5)   CHANGE CONTROL

      Notwithstanding Paragraph 6.2(4), ARC's and RRC's shall not apply in the following circumstances, which shall be dealt with pursuant to Change Control and shall, accordingly (to the extent referable to Change Control envisaged by this Paragraph 3.3(5)) not be considered to be within the Resource Bands):

      -     Site size increase/decrease (as set out in (a), below);

      -     bandwidth utilisation increase/decrease (as set out in (b), below);

      -     Site closure/addition;

      -     mergers & acquisitions / de-mergers; and

      - territory entry/exit (i.e., a change which leads to the Network Services no longer being required in a territory in which they were previously provided).

      Change Control shall apply in relation to Site size increases/decreases and/or bandwidth utilisation increases/decreases in the manner set out below:

      (A)   SITE SIZE INCREASE/DECREASE

            The manner in which Site size increases or decreases shall be managed (ARC/RRC adjustments or Change Control) shall be determined according to the change in size of a site as follows:

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                 NO SITE       VERY SMALL     SMALL          MEDIUM            LARGE
                 -------       ----------     -----          ------            -----
NO SITE          -             Change         Change         Change            Change
                               Control        Control        Control           Control

VERY SMALL       Change        -              ARCs/RRCs      Change            Change
                 Control                                     Control           Control

SMALL            Change        ARCs/RRCs      -              ARCs/RRCs         Change
                 Control                                                       Control

MEDIUM           Change        Change         ARCs/RRCs      -                 Change
                 Control       Control                                         Control

LARGE            Change        Change         Change         Change
                 Control       Control        Control        Control           -

      where:

      -     "VERY SMALL" means [***]

      -     "SMALL" means [***]

      -     "MEDIUM" means [***] and

      -     "LARGE" means[***].

      (B)   BANDWIDTH UTILISATION INCREASE/DECREASE

            Average bandwidth utilisation figures for the combined network traffic to and from each Site during normal working hours shall be measured and baselined during the period corresponding to the True-Up Process.

            These baselined utilisation figures shall be applied for the combined network traffic to and from individual Sites during the normal working hours for the Site being measured (averaged over a period of three consecutive months).

            The following variations in average bandwidth use shall result in an amendment to the Charges being made pursuant to Change Control:

            - Site utilisation <[***]% below average bandwidth baseline; and

            - Site utilisation >[***]% above average bandwidth baseline.

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



7.    CHARGES FOR APPLICATION SUPPORT SERVICES

7.1   OVERVIEW

      These Charges relate to the "Applications Support and Maintenance" Services as set out in Section 5 of the Service Level Agreement (Schedule
      1).

7.2   BASELINE CHARGES (ANNUAL)

                       YR 1   YR 2     YR 3    YR 4     YR 5    YR 6     YR 7    YR 8     YR 9   YR 10      TOTAL
                       ----   ----     ----    ----     ----    ----     ----    ----     ----   -----      -----
UK & Ire (L'000)      [***]
NA ($'000)
Italy (E'000)
ROW (L'000)
Germany (E'000)

7.3   RESOURCE UNITS, RESOURCE BASELINES, ARCS & RRCS

(1)   RESOURCE UNITS

      Resource Units for the Applications Support are the legacy applications requiring support as listed in Appendix B to the Service Level Agreement (Schedule 1).

(2)   RESOURCE BASELINE

      The Baseline Charges for the Application Support Services are based upon the legacy applications listed in Appendix B to the Service Level Agreement (Schedule 1).

(3)   ARCS AND RRCS

      During the period corresponding to the True-Up Process, the Supplier shall:

      (a) break down the Baseline Charges for the Application Support Services to obtain a separate charge for each legacy application (or group of legacy applications) being supported (which breakdown shall be reasonably commensurate with the cost of supporting each such application); and

      (b) develop an ARC/RRC table identifying a mechanism for varying the Baseline Charges to reflect variations to the number of applications (or groups of applications) being supported.

      Where the Parties agree the results of such exercise, the Charges for the support of each application (or group of applications), and any ARCs/RRCs arising from variations in the number of key applications (or groups of applications) shall be dealt with in accordance with the agreed mechanism (as from the date of such agreement). Prior to such agreement (or where the Parties cannot agree such a mechanism by the end of the True-Up Process), all variations in the number of applications shall be dealt with through Change Control.

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


8.    CHARGES FOR APPLICATION DEVELOPMENT SERVICES

8.1   OVERVIEW AND DEFINITIONS

(1) These Charges relate to the "Applications Development" Services as set out in Section 6 of the Service Level Agreement. The purpose of these Services is to make available to the Marconi Group a pool of pre-paid labour for use by the Marconi Group for application development and enhancement purposes as it sees fit.

(2)   In this Section 8, the following additional definitions shall apply:
      "ESTABLISHMENT PERIOD" in relation to a Country, means the period of [***]calendar months commencing on Cutover of the Application and Development Services for that Country; "POST ESTABLISHMENT PERIOD" in relation to an Invoice Region, means the period from the end of the Establishment Period for that Invoice Region, until the termination or expiry of this Agreement.

8.2   BASELINE CHARGES (ANNUAL)

                        YR 1    YR 2     YR 3    YR 4     YR 5    YR 6     YR 7     YR 8    YR 9    YR 10     TOTAL
                        ----    ----     ----    ----     ----    ----     ----     ----    ----    -----     -----
UK & Ire (L'000)       [***]
NA ($'000)
Italy (E'000)
ROW (L'000)
Germany (E'000)

8.3   RESOURCE UNITS, RESOURCE BASELINES, ARCS & RRCS

(1)   RESOURCE UNITS

      Resource Units for the Application Development Services are as follows:

      (A)   ESTABLISHMENT PERIOD

      Resource Units for the Application Development Services during the Establishment Period shall be the number of full time equivalent ("FTE") personnel engaged in providing application development services.

      (B)   POST ESTABLISHMENT PERIOD

            Resource Units for the Application Development Services during the Post Establishment Period shall be the number of Applications Value Index ("AVI") units (as determined pursuant to Paragraph 8.3(2)(b)).

(2)   RESOURCE BASELINES

      (A)   ESTABLISHMENT PERIOD

            The Baseline Charges specified in Paragraph 8.2 are based upon a Resource Baseline of[***] full time equivalent ("FTE") personnel engaged in providing Application Development Services. If, as a result of the True Up Process, the actual Resource Baseline is found to be less than

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


            this, the Baseline Charges shall be reduced by a percentage equal to the percentage difference between [***]FTE and the actual Resource Baseline.

      (B)   POST ESTABLISHMENT PERIOD

            During the final (12) twelve months of the Establishment Period, the Supplier shall use the Supplier's "Domains of Change Index" (DCI) to obtain a measure in "Applications Value Index" (AVI) units of the applications development and enhancement work being undertaken by the Transferring Employees (or their subsequent replacements) during that twelve (12) month period. This measure (the "AVI RESOURCE BASELINE") shall form the Resource Baseline for the Application Development Services during the Post Establishment Period

(3)   ARCS AND RRCS

      (A)   ESTABLISHMENT PERIOD

            During the Establishment Period, no ARCs/RRCs will apply. Additional personnel will be made available to Marconi at the rates and subject to the conditions specified in Paragraph 11.3 (Resource Rate Card).

      (B)   POST ESTABLISHMENT PERIOD

            During the Post Establishment Period, Marconi may increase or decrease the AVI Resource Baseline by providing the Supplier with sixty (60) days notice of its required variation in AVI Units. Variations in the AVI Resource Baseline shall be subject to a minimum varied number of AVI Units, which shall be agreed between the Parties during the Establishment Period based upon the Supplier reasonable minimal resourcing requirements (or in the absence of agreement shall be referred to Expert's Decision).

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



9.    CHARGES FOR DATA CENTRE SERVICES

9.1   OVERVIEW

      These Charges relate to the "Data Centre" Services as set out in Section 9 of the Service Level Agreement.

9.2   CHARGES

      The following sets out the Charging regime that shall apply at the time of Cutover of the Data Centre Services. As soon as possible following such Cutover, the Parties shall work together to attempt to agree an alternative "consumption based" charging mechanism as set out in Paragraph 9.3, below. This Charging regime shall continue to apply until the consumption based mechanism set out in Paragraph 9.3 has been agreed (or otherwise determined via Expert's Decision).

(1)   BASELINE CHARGES (ANNUAL)

                       YR 1    YR 2     YR 3    YR 4     YR 5    YR 6     YR 7     YR 8    YR 9    YR 10     TOTAL
                       ----    ----     ----    ----     ----    ----     ----     ----    ----    -----     -----
UK & Ire (L'000)       [***]
NA ($'000)
Italy (E'000)
ROW (L'000)
Germany (E'000)

(2)   RESOURCE UNITS & RESOURCE BASELINE

      The Baseline Charges specified in Paragraph 9.2(1) are based upon a Resource Baseline of servers as follows:

                     Region                           Servers
                     ------                           -------
                  UK & Ireland                         [***]
                     Germany
                      Italy
                  North America
                Rest of the World
                      Total

(3)   ARCS/RRCS (MONTHLY)

      Until the "consumption based" charging mechanism outlined in Paragraph 9.3 is agreed, any changes to the Charges for the Data Centre Services resulting from a variation in the number of Servers shall be dealt with through Change Control.

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

      9.3   [***]

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


10.   CHARGES FOR STRATEGY & MANAGEMENT SERVICES

10.1  OVERVIEW

      These Charges relate to the "Strategy and Management" Services as set out in Section 10 of the Service Level Agreement.

10.2  BASELINE CHARGES (ANNUAL)

                       YR 1    YR 2     YR 3    YR 4     YR 5    YR 6     YR 7     YR 8    YR 9    YR 10    TOTAL
                       ----    ----     ----    ----     ----    ----     ----     ----    ----    -----    -----
UK & Ire (L'000)       [***]
NA ($'000)
Italy (E'000)
ROW (L'000)
Germany (E'000)

10.3  RESOURCE BASELINE

      The Baseline Charges are based upon [***]FTE people providing Strategy and Management Services . If, as a result of the True Up Process, the actual number of people providing Strategy and Management Services is found to be more or less than this number, the Baseline Charges shall be increased or reduced by a percentage equal to the percentage difference between [***] FTE people and the actual number of people providing the services.

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


11.   CHARGES FOR IKON (UK) CONTRACT SERVICES

11.1  OVERVIEW

      These Charges relate to the services described in the IKON (UK) Contract, as that contract is defined in Section 13 of the Service Level Agreement (Schedule 1).

11.2  CHARGES (EXPRESSED AS ANNUAL AMOUNTS) [***]

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SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


12.   CHARGES FOR PROJECT SERVICES

12.1  OVERVIEW

      These Charges relate to the "Project" Services as set out in Section 11 of the Service Level Agreement.

12.2  PRE-PAID POOL OF LABOUR

(1) A pre-paid pool of labour shall be available to the Marconi Group to allocate towards Project Services as follows:

      (a)   application development resources (as detailed in Paragraph 8);

      (b) non-application development resources (as detailed in Paragraph 12.2(2)).

(2) The Parties acknowledge that the Marconi Group's Budget for a number of Services (including Network Services and Data Centre Services) includes a cost for personnel who are working on Projects other than application development Projects. As at the Commencement Date, Marconi estimates the number of personnel working on such Projects to be approximately fifteen
      (15) full time equivalent ("FTE") personnel.

(3) During the True Up Process the Parties will work together in good faith to identify the actual number of FTE's working on Projects other than application development Projects, and the number of FTE's so determined shall be made available to the Marconi Group to allocate towards non-application Project Services. If the number of FTE's cannot be agreed by the end of the True Up Process, the matter shall be referred to Expert's Decision.

12.3  RESOURCE RATE CARD:

      These Charges relate to Projects where it is agreed in the relevant Project Schedule of Work that the Project Services will be provided on a time and materials basis. A minimum notice period of[***] calendar days is required for each resource required (or such lesser period as is agreed between the Parties).

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC



(1)   PROJECTS RELATED TO SERVICES OTHER THAN NETWORK SERVICES:

         SKILL SET CATEGORY
         (RATE PER HOUR)           UK & IRE (L)    GERMANY (E)   ITALY (E)   NORTH AMERICA ($)   REST OF THE  WORLD (L)
         ---------------           ------------    -----------   ---------   -----------------   -----------  ---------
         PROGRAM MANAGER              [***]
         PROJECT MANAGER
         PROJECT CO-ORDINATOR
         SR. ARCHITECT
         ARCHITECT
         SR. ENGINEER
         ENGINEER
         SR. TECHNICIAN
         TECHNICIAN
         SR. DBA
         DBA
         SR.  S/W DEVELOPER
         SOFTWARE DEVELOPER

(2)   PROJECTS RELATED TO NETWORK SERVICES

         SKILL SET CATEGORY
         (RATE PER HOUR)           UK & IRE (L)    GERMANY (E)   ITALY (E)   NORTH AMERICA  ($)
         ---------------           ------------    -----------   ---------   -----------------
         PROJECT MANAGER                              [***]
         SENIOR PROJECT MANAGER
         PROGRAMME MANAGER
         TECHNICAL DESIGN
         SENIOR TECHNICAL DESIGN
         DESIGN CONSULTANT
         PROGRAMME OFFICE MANAGER
         TECHNICIAN/FIELD ENGINEER
         SENIOR TECHNICIAN /
         SUPPORT MANAGER
         ADMINISTRATION SUPPORT
         JUNIOR ADMINISTRATION SUPPORT

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

      These rates apply for "in country" resources. Some bespoke Marconi systems in territories outside the UK may require short term resource to be provided from the UK; With respect to Network Services, the Supplier will only resource from the UK by exception and with prior agreement from Marconi. Rates for the Rest of the World will be provided as and when required.

12.4  RATE CARD DISCOUNTS

(1) The following discounts will be applied to the rates stated in the Rate Cards where:

      (a) Marconi provides a period of notice of at least [***]days of its required resources; and

      (b) the resources (measured individually) are applied by the Marconi Group for a continuous period as specified in accordance with the following table:

                                          DISCOUNT %            DISCOUNT %
DURATION IN MONTHS                  (30 TO 60 DAYS NOTICE)  (>60 DAYS NOTICE)
------------------                  ----------------------  -----------------
0 TO 3 MONTHS                               [***]%               [***]%
OVER 3 MONTHS UP TO 6 MONTHS                [***]%               [***]%
OVER 6 MONTHS UP TO 12 MONTHS               [***]%               [***]%
OVER 12 MONTHS                              [***]%               [***]%

(2) Where, after the commencement of a resource, the period for which that resource is required is subsequently changed by Marconi to a shorter period the rate of discount applicable to that resource shall be adjusted accordingly (and restrospectively).

12.5  EXPENSES

      The Rates specified in the Rate Card above, exclude reasonable travel and related expenses, which will be charged separately by the Supplier. The Supplier shall comply with the terms of Marconi's travel and expenses policies (as set out in Schedule 3 (List of Standards and Policies)), and in any event shall ensure that such expenses are reasonable having regard to the nature of the work in question.

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

13.   DEFERRED CONTRACT PREMIUM PAYMENTS

      For each of the first four (4) Contract Years for each Invoice Region, the Supplier shall pay Marconi (or the relevant members of the Marconi Group, as nominated by Marconi from time to time) on the Deferred Contract Premium Payment Date, an amount for that Invoice Region representing a deferred contract premium payment, calculated by applying the following formula: [***]

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

BASE DEFERRED CONTRACT PREMIUM PAYMENTS:

CONTRACT YEAR 1

INVOICE REGION                                          PAYMENT AMOUNT
--------------                                          --------------
UK & IRE (L'000S)                                       [***]
GERMANY (E'000S)
ITALY (E'000S)
NORTH AMERICA ($'000S)
REST OF WORLD (L'000)
TOTAL

CONTRACT YEAR 2

INVOICE REGION                                          PAYMENT AMOUNT
--------------                                          --------------
UK & IRE (L'000S)                                       [***]
GERMANY (E'000S)
ITALY (E'000S)
NORTH AMERICA ($'000S)
REST OF WORLD (L'000)
TOTAL

CONTRACT YEAR 3

INVOICE REGION                                          PAYMENT AMOUNT
--------------                                          --------------
UK & IRE (L'000S)                                       [***]
GERMANY (E'000S)
ITALY (E'000S)
NORTH AMERICA ($'000S)
REST OF WORLD (L'000)
TOTAL

CONTRACT YEAR 4

INVOICE REGION                                          PAYMENT AMOUNT
--------------                                          --------------
UK & IRE (L'000S)                                       [***]
GERMANY (E'000S)
ITALY (E'000S)
NORTH AMERICA ($'000S)
REST OF WORLD (L'000)
TOTAL

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

14.   INDEXATION OF CHARGES

14.1  INDEXATION MECHANISM

      At the beginning of each new Contract Year, the Baseline Charges, ARCs, RRCs, Rate Cards and all other Charges specified in this Agreement and this Schedule 4 (other than the Charges specified in Paragraph 6.2) for each Invoice Region shall be subject to indexation in accordance with the following formulas:

[***]

14.2  INDICES

(1) The price indexation mechanism described in Paragraph 14.1 shall be applied to the Charges using the territory specific indices listed below

REGION            LO/L                                                    WO/W
------            ----                                                    ----
US                Employment Cost Index (ECI), Not Seasonally             Consumer Price Index (CPI), Not Seasonally
                  Adjusted, Wages and Salaries, Professional,             Adjusted, US City Average, All Items as published
                  Specialty, and Technical Occupations, Private           by the Department of Labor, Bureau of Labor
                  Industry.                                               Statistics.

UK                Average Earnings Index : Service Industries             Retail Prices Index excluding mortgage interest
                  (National Statistics Office)                            payments (National Statistics Office)

GERMANY           Index of collectively agreed wages of wage              Consumer price index for all private households
                  earners, Federal Statistical Office Germany             (non-adjusted value), Federal Statistical Office Germany

ITALY             Gross average earnings per employee in services,        Indici dei prezzi al consumo (Instituto Nazionale
                  growth rate (Istituto Nazionale di Statistica)          di Statistica)

REST OF THE       Determined pursuant to Paragraph 14.2(2).               Determined pursuant to Paragraph 14.2(2).
WORLD

(2) For those countries within the "Rest of the World" Invoice Region, the Supplier will work with Marconi in good faith to attempt to agree within 180 days from the Phase 2 Longstop Date:

      (a) the appropriate RPI and Average Earnings Index for the largest three countries within this Invoice Region; and

      (b) a weighted average RPI and Average Earnings Index algorithm to determine the value of the indexed Charges within the Invoice Regions (the relative weighting assigned to each country will be subject to an annual review).

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

      (3) In the event that the Parties cannot agree the appropriate indices and/or weightings pursuant to Paragraph 14.2 (3) the matter shall be referred to Expert's Decision.

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

15.   FOREIGN EXCHANGE ADJUSTMENTS

(1) Baseline Charges for the "Rest of World" Invoice Region (stated in Pounds Sterling) are based upon the following conversion rates:

CONVERSION TO GBP                    CURRENCY                                    COUNTRY
-----------------                    --------                                    -------
0.27                                   BRL                                      Brazil
0.0716                                 MXN                                      Mexico
0.0686                                 ZAR                                      South Africa
0.62                                   EUR                                      Spain

(2) Where, with regard to any country within the "Rest of the World" Invoice Region, the conversion rates for the currency applicable to such country as at the date of invoicing (as that conversion rate is specified in London Financial Times on the date of invoicing, and in the absence of any edition on that date, any quality broadsheet newspaper published in London and reasonably nominated by the Supplier) have changed from those specified above as at the date of invoicing, the Charge attributable to such country shall be adjusted by an amount equal to the variation in conversion rate.

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

16.   RETAINED COSTS AND EXPENSES

      Marconi will retain and be responsible for the following costs and expenses, which have been excluded from the Charges set out in this
      Schedule: [***]

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                  APPENDIX 1 -

                     NORTH AMERICA CHARGES BY BUSINESS UNIT

CHARGES FOR HELP DESK AND CALL CENTRE SERVICES

BASELINE CHARGES (MONTHLY)

                                 YR1       YR 2       YR 3       YR 4      YR 5       YR 6      YR 7       YR 8      YR 9      YR 10
                                 ---       ----       ----       ----      ----       ----      ----       ----      ----      -----
BBRS ($ '000)                   [***]
NC ($ '000)
Wireless ($ '000)
Total

CHARGES FOR DESKTOP AND SUPPLY SERVICES

BASELINE CHARGES (ANNUAL)

                            YR1      YR 2      YR 3      YR 4      YR 5      YR 6      YR 7      YR 8      YR 9     YR 10     TOTAL
                            ---      ----      ----      ----      ----      ----      ----      ----      ----     -----     -----
BBRS ($ '000)              [***]
NC ($ '000)
Wireless ($ '000)
Total

RESOURCE BASELINE

NUMBER OF RESOURCE UNITS

                      Desktop                      [***]
BBRS                  Laptop

                      Desktop
NC                    Laptop

                      Desktop
Wireless              Laptop

CHARGES FOR NETWORK SERVICES

NON-USAGE BASED CHARGES

BASELINE CHARGES (ANNUAL)

                              YR1      YR 2    YR 3      YR 4    YR 5     YR 6      YR 7      YR 8     YR 9    YR 10    TOTAL
                              ---      ----    ----      ----    ----     ----      ----      ----     ----    -----    -----
BBRS ($ '000)                [***]
NC ($ '000)
Wireless ($ '000)
Total

RESOURCE BASELINE

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

NUMBER OF RESOURCE UNITS

                               BBRS          NC       Wireless       Total
                               ----          --       --------       -----
LAN Ports
Voice Ports
RAS Ports
Voicemail Ports

CHARGES FOR APPLICATION SUPPORT SERVICES

BASELINE CHARGES (ANNUAL)

                            YR1      YR 2      YR 3      YR 4      YR 5      YR 6      YR 7      YR 8      YR 9     YR 10     TOTAL
                            ---      ----      ----      ----      ----      ----      ----      ----      ----     -----     -----
BBRS ($ '000)              [***]
NC ($ '000)
Wireless ($ '000)
Total

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

CHARGES FOR APPLICATION DEVELOPMENT SERVICES

BASELINE CHARGES (ANNUAL)

                            YR1      YR 2      YR 3      YR 4      YR 5      YR 6      YR 7      YR 8      YR 9     YR 10      TOTAL
                            ---      ----      ----      ----      ----      ----      ----      ----      ----     -----      -----
BBRS ($ '000)              [***]
NC ($ '000)
Wireless ($ '000)
Total

CHARGES FOR  DATA CENTRE SERVICES

BASELINE CHARGES (ANNUAL)

                              YR1      YR 2      YR 3      YR 4      YR 5      YR 6      YR 7      YR 8      YR 9     YR 10    TOTAL
                              ---      ----      ----      ----      ----      ----      ----      ----      ----     -----    -----
BBRS ($ '000)                [***]
NC ($ '000)
Wireless ($ '000)
Total

RESOURCE BASELINE

NUMBER OF RESOURCE UNITS

BUSINESS UNIT                              NUMBER OF SERVERS
-------------                              -----------------
BBRS                                       [***]
NC
Wireless
TOTAL

SCHEDULE 4 - CHARGES                                      CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

CHARGES FOR STRATEGY & MANAGEMENT SERVICES

BASELINE CHARGES (ANNUAL)

                           YR1      YR 2      YR 3      YR 4      YR 5      YR 6      YR 7      YR 8      YR 9     YR 10    TOTAL
                           ---      ----      ----      ----      ----      ----      ----      ----      ----     -----    -----

BBRS ($ '000)              [***]
NC ($ '000)
Wireless ($ '000)
Total

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                                   SCHEDULE 5

                                 SERVICE CREDITS

1.       DEFINITIONS

         In this Schedule, the following additional definitions apply, unless the context otherwise requires:

         "GLOBAL POINTS TOTAL" has the meaning given to it in Paragraph 5.2(1) of this Schedule 5 (Service Credits);

         "INVOICE REGIONS" means each of the separate invoice regions specified in Schedule 4 (Charges), and "INVOICE REGION" means any one of them;

         "MONTH OF ACCOUNT" means each calendar month during the term of this Agreement, commencing on the first day of the first full calendar month following the end of the True-Up Process;

         "REGIONAL POINTS TOTAL" has the meaning given to it in Paragraph 5.2(1) of this Schedule 5 (Service Credits); and

         "SERVICE CATEGORIES" means the service categories into which the IT Services are classified in the Service Level Agreement, and "SERVICE CATEGORY" means any one of them.

2.       OVERVIEW

2.1 The service credits payable by the Supplier in respect of any and all breaches of the service levels specified in the Service Level Agreement, whether incurred during any notice period to terminate this Agreement or otherwise, shall be calculated in accordance with this
         Schedule 5 (Service Credits).

2.2 The service credits and service credit points accrued by the Supplier for breach of the service levels specified in the Service Level Agreement shall be calculated separately for each Service Category in each Invoice Region.

2.3 The total service credits and service credit points accrued by the Supplier in each Service Category and for each Invoice Region shall be calculated by the Supplier

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         and reported to Marconi within [***] Business Days after the end of, and as at, the last day of each Month of Account.

3.       CALCULATION OF SERVICE CREDITS

3.1      KEY SERVICE LEVELS

         The service levels measured in each Service Category and in each Invoice Region for the purpose of calculating service credits are listed in Appendix 1 (the "KEY SERVICE LEVELS").

3.2      WEIGHTING OF KEY SERVICE LEVELS

         Each of the Key Service Levels is weighted to reflect the criticality of those Key Service Levels to the Marconi Group's business.

3.3      CALCULATION OF BASE SERVICE CREDITS

         The base service credits payable for each Service Category in each Month of Account in each Invoice Region shall be calculated as follows:

         (a) each of the Key Service Levels shall be measured over the Month of Account, and actual performance against each of those Key Service Levels recorded by the Supplier and reported to Marconi;

         (b) a service credit shall be payable in relation to a Key Service Level where the level of performance achieved by the Supplier against that Key Service Level falls within one of the service credit bands "Band1 ([***]%)", "Band2 ([***]%)" or "Band3 ([***]%)" (where the level of performance falls into more than one service credit band, it shall be deemed to fall within the band yielding the highest percentage credit);

         (c) for each Key Service Level, the amount of the service credit (if any) arising from the Supplier's failure to meet that Key Service Level ("SERVICE CREDIT (KSL)") shall be calculated as follows:

                      [***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         (d) the aggregate base service credit (if any) payable in relation to that Service Category in that Month of Account for that Invoice Region shall be the sum of the individual amounts calculated pursuant to Paragraph 3.3(c) for each of the Key Service Levels within that Service Category for that Invoice Region.

3.4      CALCULATION OF ADJUSTED SERVICE CREDITS

(1) For each Service Category in each Invoice Region, the aggregate base service credit (if any) calculated pursuant to Paragraph 3.3(d), shall be further adjusted as follows:

         (a) where service credits have been payable for that Service Category and for that Invoice Region for each of the preceding [***]Months of Account, the aggregate base service credit for the current Month of Account shall be adjusted upwards by [***](multiplied by [***]);

         (b) subject to Paragraph 3.4(2), where no service credits have been payable for that Service category and for that Invoice Region for each of the preceding [***]Months of Account, the aggregate base service credit for the current Month of Account shall be adjusted downwards by [***](multiplied by [***]).

(2) Where the aggregate base service credit for a Service Category for the previous Month of Account has been adjusted downwards pursuant to Paragraph 3.4(1)(b), and service credits are then payable for that Service Category for that Invoice Region in the current Month of Account, the downwards adjustment for the previous Month of Account shall be reversed by adding an amount equal to the amount by which the previous month's aggregate service credit was reduced to the current month's aggregate service credit.

3.5      SERVICE CREDIT CAP

         The maximum service credit payable by the Supplier across all Service Categories in an Invoice Region in any Month of Account shall be capped at [***]percent

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

         ([***]%) of the total Charges payable for all of those Service Categories in that Invoice Region in that Month of Account.

3.6      DOUBLE JEOPARDY

         Where a single event causes service credits to accrue in relation to more than one Service Category in an Invoice Region in a single Month of Account, Marconi shall only be entitled to the largest of the service credits accrued as a result of that event.

4.       PAYMENT OF SERVICE CREDITS

         All service credits (the "CREDIT AMOUNT") shall accrue and shall be paid, at Marconi's discretion, by way of a credit against payment of Charges otherwise payable after the Month of Account (or in such other manner as the Parties may agree). If there are any service credits outstanding on the date of termination of this Agreement, those service credits shall be paid in cash (together with any applicable VAT) to Marconi by the Supplier within thirty (30) days after the date of termination. The parties expressly agree that these payments will not be tax-affected in the United States.

5.       SERVICE CREDIT POINTS

5.1      CALCULATION OF SERVICE CREDIT POINTS

(1) For each Month of Account in each Invoice Region, the value of the service credit points accrued by the Supplier in that Month of Account in that Invoice Region, shall be calculated as follows:

         (a) for each Service Category in that Invoice Region, the service credit payable (calculated in accordance with Paragraphs 3.3 and 3.4, but ignoring any cap imposed pursuant to Paragraph 3.5), expressed as a percentage of the monthly Charge for that Service Category (being a figure between [***] to[***]) shall be multiplied by the percentage points weighting specified in the following table:

                  SERVICE CATEGORY                             POINTS WEIGHTING (%)
                  ----------------                             --------------------

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                  Help Desk & Call Centre Services                    [***]
                  Desktop & Supply Services                           [***]
                  Network Services & Security                         [***]
                  Application Services                                [***]
                  Data Centre Services                                [***]
                  Project Services (apps dev)                         [***]
                  TOTAL                                                100 %

         (b) the results of the calculation for each Service Category in the Invoice Region shall be added together to obtain a single interim points score across all Service Categories in that Invoice Region, being a figure in the range [***]to [***];

         (c) the interim points score shall be multiplied by ([***]) to determine the service credit points accrued across all Service Categories in that Invoice Region in that Month of Account, being a figure in the range [***] to [***].

5.2      OPERATION OF SERVICE CREDIT POINTS

(1) Service credit points shall accrue both within Invoice Regions ("REGIONAL POINTS TOTAL") and across Invoice Regions ("GLOBAL POINTS TOTAL"). The value of the Regional Points Total and/or the Global Points Total accrued by the Supplier from time to time shall be relevant for determining whether Marconi has the right to terminate this Agreement or part of it pursuant to Paragraph 5.2(3)(c).

(2) In calculating the Regional Points Total and the Global Points Total from time to time, account shall only be taken of points accrued in the immediately preceding [***]Months of Account[***]).

(3) Where at any time within the period to which Paragraph 5.2(2) refers, the Regional Points Total equals or exceeds [***]points or the Global Points Total equals or exceeds [***]points, the following shall apply:

         (a) Marconi may, by written notice to the Supplier, require the Supplier within the [***]month period following receipt of Marconi's notice (the

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

                  "CURE PERIOD") to diagnose and correct the causes of all relevant Service Level Agreement breaches;

         (b) during the [***]calendar months following the expiry of the Cure Period ("THE ASSESSMENT PERIOD"), the Parties shall jointly assess whether the corrective measures taken by the Supplier during the Cure Period have been effective; and

         (c) where the Regional Points Total for any calendar month during the Assessment Period exceeds [***]points or the Global Points Total for [***]during the Assessment Period exceeds[***], Marconi shall be entitled, by notice to the Supplier within [***]days after the end of the Assessment Period, to terminate:

                  (i)      this Agreement; or

                  (ii) that part (or those parts) of this Agreement corresponding to the Invoice Regions and/or Service Categories in relation to which the relevant service credit points giving rise to the right of termination have been accrued, with effect from the date stated in the notice.

(4) In the event that Marconi has provided notice to the Supplier of a "Cure Period" pursuant to Paragraph 5.2(3), but has not terminated this Agreement pursuant to Paragraph 5.2(3)(c) by the end of the [***] day period referred to in that Paragraph, the accrued Regional Points Total and (as applicable) Global Points Total shall be reduced by [***]percent ([***]%) as at the last day of that [***] day period.

6.       GENERAL

6.1 Nothing in this Schedule affects Marconi's other rights to terminate this Agreement by reason of a material breach or series of persistent breaches of this Agreement.

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

6.2 The Parties acknowledge that they have spent a considerable amount of time negotiating the provisions of this Schedule and the service credits agreed are genuine pre-estimate of damages intended to compensate Marconi for the damage caused by breaches of the Relevant SLA without penalising the Supplier, actual damages being difficult to assess.

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                                   APPENDIX 1:

                               KEY SERVICE LEVELS

OVERVIEW

This Schedule outlines the Key Service Levels which will be measure for the purpose of calculating service credits payable by the Supplier and service credit points accumulated.

REVIEW OF KEY SERVICE LEVELS DURING TRUE UP

These Key Service Levels have been extracted from the Service Level Agreement attached as Schedule 1. Accordingly, these Key Service Levels (including the trigger levels for the Bands at which service credits shall accrue) are subject to review and validation during the period of the True Up Process and will be amended/updated by the Parties to reflect changes made to the Service Level Agreement as a result of that process (in accordance with the process set out in Clause 5 of this Agreement). In undertaking the review and validation of the Key Service Levels relating to availability, the Parties will take account of the degree of architectural resilience required to support those Key Service Levels, including by reference (where relevant) to industry based standards and manufacturers stated "meantime between failures" for hardware components.

MEANING OF "AVAILABILITY/DOWNTIME"

References to periods of "availability"/"downtime" in relation to these Key Service Levels have the corresponding meanings given to them in the Service Level Agreement.

CALCULATING PERFORMANCE FOR SERVICE COMPRISING MULTIPLE PARTS

Where a Key Service Level refers to a service comprising more than one part, the actual performance achieved in relation to that Service Level shall be calculated by taking the arithmetic mean performance of all parts comprising that service.

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

DEEMED SERVICE CREDITS

If in each of [***]consecutive Months of Account in any Invoice Region and in relation to any of the Key Service Levels:

(a)      the Performance Target for that Key Service Level is not achieved; and

(b) the level of performance achieved does not fall (and is not deemed to have fallen) within any of the service bands (i.e. Band 1 ([***]%), Band 2 ([***]%) or Band 3 ([***]%)),

then the level of performance for the [***]of those Months of Account shall be deemed to be within Band 1 ([***]%) and the provisions of this Schedule 5 (Service Credits) shall apply accordingly.

BASE (UNITED KINGDOM)

HELP DESK SERVICES                                                        Band1     Band2    Band3
    REF                  MEASURE                 PERFORMANCE TARGET       [***]     [***]    [***]    WEIGHTING  WEIGHTING%
    ---                  -------                 ------------------       -----     -----    -----    ---------  ----------
[***]


DESKTOP AND SUPPLY SERVICES                                               Band1     Band2    Band3
    REF                  MEASURE                 PERFORMANCE TARGET       [***]     [***]    [***]    WEIGHTING  WEIGHTING%
    ---                  -------                 ------------------       -----     -----    -----    ---------  ----------
[***]


                                                                                                        [***]       [***]


NETWORK SERVICES & SECURITY                                               Band1     Band2    Band3
    REF                  MEASURE                 PERFORMANCE TARGET       [***]     [***]    [***]    WEIGHTING  WEIGHTING%
    ---                  -------                 ------------------       -----     -----    -----    ---------  ----------
[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                                                                                                        [***]       [***]


APPLICATION SERVICES                                                      Band1     Band2    Band3
    REF                  MEASURE                 PERFORMANCE TARGET       [***]     [***]    [***]    WEIGHTING  WEIGHTING%
    ---                  -------                 ------------------       -----     -----    -----    ---------  ----------
[***]



DATA CENTRE SERVICES                                                      Band1     Band2    Band3
    REF                  MEASURE                 PERFORMANCE TARGET       [***]     [***]    [***]    WEIGHTING  WEIGHTING%
    ---                  -------                 ------------------       -----     -----    -----    ---------  ----------
[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC









Sa3         ERP System Availability
                        (Downtime in minutes)           [***]                  [***]      [***]      [***]
            [***]


Sa4         Application Server Availability
                        (Downtime in minutes)           [***]                  [***]      [***]      [***]
            [***]




Dc2         Priority 1 - Fix/Workaround                 [***]
Dc5         Priority 2 - Fix/Workaround


PROJECT SERVICES (APPS DEV)                                               Band1     Band2    Band3
    REF              MEASURE                 PERFORMANCE TARGET           [***]     [***]    [***]     WEIGHTING    WEIGHTING %
    ---              -------                 ------------------           -----     -----    -----     ---------    -----------
Pm3         Project Evaluation Report        [***]                        [***]
            (Tactical Projects)

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


ITALY

The Key Service Levels for Italy are the same as those listed above in relation to the United Kingdom, except that in Italy the Key Service Levels for Data Centre Services shall be replaced with the following:

DATA CENTRE SERVICES
                                                                            Band1      Band2      Band3
 REF              MEASURE                    PERFORMANCE TARGET             [***]      [***]      [***]    WEIGHTING   WEIGHTING %
 ---              -------                    ------------------             -----      -----      -----    ---------   -----------
         Mail System Availability
              (Downtime in minutes)
[***]






         [***]
                              [***]
[***]

         Application Server Availability

              (Downtime in minutes)
[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


GERMANY

The Key Service Levels for Germany are the same as those listed above in relation to the United Kingdom, except that in Germany the Key Service Levels for Data Centre Services shall be replaced with the following:

DATA CENTRE SERVICES
                                                                          Band1      Band2      Band3
 REF              MEASURE                    PERFORMANCE TARGET           [***]      [***]      [***]    WEIGHTING   WEIGHTING %
 ---              -------                    ------------------           -----      -----      -----    ---------   -----------
         Mail System Availability
              (Downtime in minutes)
[***]




         [***]
                              [***]                                       [***]      [***]      [***]


         Application Server Availability

              (Downtime in minutes)                 [***]                 [***]      [***]      [***]
[***]


[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


UNITED STATES

The Key Service Levels for the United States are the same as those listed above in relation to the United Kingdom, except that in the United States the Key Service Levels for Data Centre Services shall be replaced with the following:

DATA CENTRE SERVICES
                                                                             Band1      Band2      Band3
 REF              MEASURE                    PERFORMANCE TARGET              [***]      [***]      [***]    WEIGHTING   WEIGHTING %
 ---              -------                    ------------------              -----      -----      -----    ---------   -----------
         Mail System Availability
              (Downtime in minutes)
[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC




         ERP System Availability
              (Downtime in minutes)                 [***]                    [***]      [***]      [***]
[***]



         Application Server Availability

              (Downtime in minutes)                                          [***]      [***]      [***]
[***]




[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC

REST OF WORLD

The Key Service Levels for the "Rest of World" are the same as those listed above in relation to the United Kingdom, except that in the "Rest of World" the Key Service Levels for Data Centre Services shall be replaced with the following:

                                                                             Band1      Band2      Band3
 REF              MEASURE                    PERFORMANCE TARGET              [***]      [***]      [***]     WEIGHTING  WEIGHTING %
 ---              -------                    ------------------              -----      -----      -----     ---------  -----------
         Mail System Availability
              (Downtime in minutes)                 [***]
[***]





         ERP System Availability
              (Downtime in minutes)                 [***]
[***]




         Application Server
         Availability
              (Downtime in minutes)                 [***]                     [***]      [***]      [***]
[***]



[***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


                                   APPENDIX 2

                                 WORKED EXAMPLE

The attached is a worked example of the process of calculating Service Credits in accordance with the provisions of this Schedule 5 (Service Credits).

The Parties acknowledge that the attached worked example is provide as an example only and, in the event of any conflict between the worked example and the other provisions of this Schedule 5 (Service Credits), such other provisions of this Schedule 5 (Service Credits) shall prevail to the extent necessary to resolve the conflict.

1.    EXAMPLE KEY SERVICE LEVELS & WEIGHTINGS

      The table set out below (TABLE 1) is an extract of the Key Service Levels to be achieved for the Data Centre Services in the United Kingdom.

      TABLE 1

      DATA CENTRE SERVICES                                             Band1      Band2       Band3
           REF              MEASURE             PERFORMANCE TARGET
           ---              -------             ------------------
      Sa2           Mail System Availability
                       (Downtime in minutes)
                    [***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


      DATA CENTRE SERVICES                                                Band1      Band2       Band3
           REF              MEASURE               PERFORMANCE TARGET
           ---              -------               ------------------
         Sa3           ERP System Availability
                          (Downtime in minutes)          [***]            [***]      [***]       [***]


         Sa4           Application Server
                       Availability
                          (Downtime in minutes)

         Dc2           Priority 1 -
                       Fix/Workaround
         Dc5           Priority 2 -
                       Fix/Workaround


2.    DETERMINATION OF SERVICE CREDIT BANDS

      The table set out below (TABLE 2) is a sample record of Service Levels achieved for the Data Centre Services in the United Kingdom during a hypothetical Month of Account. The Service Levels achieved are listed in the first column.

      By comparing the Service Levels achieved against the extract of Key Service Levels in Table 1, we can determine that each of the achieved service levels falls within the credit band "Band 1", meaning that a [***]% service credit is payable for those Service Levels.

      TABLE 2

        REF           MEASURE               SERVICE LEVELS          CREDIT B1    CREDIT B2   CREDIT B3     CREDIT%
                                           ACTUALLY ACHIEVED
        ---           -------              -----------------        ---------    ---------   ---------     -------
        Sa2    Mail System Availability
               [***]

SCHEDULE 5 - SERVICE CREDITS                              CONFIDENTIAL TREATMENT
                                                                    REQUESTED BY
                                                         MARCONI CORPORATION PLC


        REF           MEASURE               SERVICE LEVELS          CREDIT B1    CREDIT B2   CREDIT B3     CREDIT%
                                           ACTUALLY ACHIEVED
        ---           -------              -----------------        ---------    ---------   ---------     -------
        Sa3    ERP System Availability

        Sa4    Application Server Availability

        Dc2    Priority 1 -
               Fix/Workaround
        Dc5    Priority 2 -
               Fix/Workaround


3.    CALCULATION OF BASE SERVICES CREDITS

      The table set out below (TABLE 3) shows the calculation of the Base Service Credits for the Data Centre Services in the UK, assuming a monthly Service Charge of[***].

      This is calculated for each Service Level by multiplying the Monthly Charge by the (Credit Band % )and (Weighting %). The total Service Credit for the UK

SCHEDULE 5 - SERVICE CREDITS                             CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC

      Data Centre Services are then calculated by adding up the Service Credits for each Service Level to arrive at an aggregate Base Service Credit of[***].

         TABLE 3

                                                                             Monthly     Service
               Ref              Measure        Credit Band%    Weighting%   Charge LK   Credit LK
               ---              -------        ------------    ----------   ---------   ---------
               Sa2        Mail System Availability

                         [***]

















               Sa3        ERP System Availability

               Sa4        Application Server Availability

               Dc2       Priority 1 -

SCHEDULE 5 - SERVICE CREDITS                             CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


                                                                             MONTHLY     SERVICE
               REF              MEASURE        CREDIT BAND%    WEIGHTING%   CHARGE LK   CREDIT LK
               ---              -------        ------------    ----------   ---------   ---------
                         Fix/Workaround
               Dc5       Priority 2 -
                         Fix/Workaround

              TOTAL                                                                         L

SCHEDULE 5 - SERVICE CREDITS                             CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


4.    CALCULATION OF ADJUSTED SERVICE CREDITS

      Finally, the adjusted service credits are calculated by looking at the previous [***]months.

      Where service credits have been payable for that Service Category and for that Invoice Region for each of the preceding three months, the adjusted service credit is calculated by multiplying the aggregate base service level by[***].

      Where no service credits have been payable for that Service Category and for that Invoice Region for each of the preceding [***]months, the adjusted service credit is calculated by multiplying the aggregate base service level by [***](provided that if there are service credits payable in the next month, this will be reversed).

      As can be seen in the following table (TABLE 4), although service credits have been payable in the last [***]months, they have not been payable in the previous [***]months, therefore no adjustment up is made. Similarly, as credits have been payable in the previous [***]months, no adjustment down is made either. Hence, the base service credit remains unadjusted.

      TABLE 4

                                                                                              THIS
                                                                      PREVIOUS     MONTHLY    MONTHS
      ADJUSTED   MONTH   MONTH   MONTH   THREE             BLIP     MONTHS BASE    COST OF     BASE    THIS     ADJUSTED
      CREDITS     -3      -2      -1     STRIKES   BLIP   ADJUSTER   CREDIT LK     SERVICE    CREDIT   MONTH    CREDIT LK
      -------     --      --      --     -------   ----   --------   ---------     -------    ------   -----    ---------
      Data
      Centre
      Services   [***]


                              END OF WORKED EXAMPLE

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC

                                   SCHEDULE 6

                          PROJECT INITIATION PROCEDURE

1.    IDENTIFICATION OF PROJECTS BY SUPPLIER

      The Supplier will proactively identify and communicate with Marconi any circumstances that would require a Project under this Agreement.

2.    PROJECTS REQUESTS AND EVALUATION REPORTS

2.1   PROJECT REQUESTS BY MARCONI

(1) Marconi may request a new Project at any time, by giving details of the proposed Project to the Supplier in the form reasonably agreed between the Parties (or in the absence of agreement, in a reasonable form) (the "PROJECT REQUEST FORM").

(2)   Without limiting Paragraph 2.1(1), each Project Request Form:

      (a) shall classify the proposed Project (based upon Marconi's reasonable estimates and understanding of the proposed Project as the time of submitting the request) as either:

            (i) "SMALL ENHANCEMENT" being a Project where the effort required to complete it is less than [***] man hours;

            (ii) a "MAJOR ENHANCEMENT" being a Project where the estimated effort required to complete it is [***] or more but less than [***] man hours;

            (iii) a "TACTICAL PROJECT" being a Project undertaken to create a unique product or service, where either (a) the estimated cost to complete it is between L[***] and [***] (inclusive); (b) the estimated effort required to complete it is between [***] and [***] man hours (inclusive); or (c) the complexity, risk and impact are "medium" (as reasonably determined by Marconi); or

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


            (iv) a "STRATEGIC PROJECT", being a long-term/high profile Project to create a unique product or service, where either: (a) the estimated cost to complete it is greater than L[***]; (b) the estimated effort required to complete it is greater than [***] man hours; or (c) the complexity, risk and impact are "critical/high" (as reasonably determined by Marconi);

      (b) shall indicate the preferred basis on which Marconi wishes the proposed Project to be priced by the Supplier (for example, pricing on a time and material basis, pricing on a fixed charge basis or pricing drawing upon the pool of agreed pre-paid human resources); and

      (c) shall be signed by both a duly authorised representative of Marconi IT and a duly authorised delegated authority within the relevant Marconi Group business unit.

2.2   PROJECT EVALUATION REPORT

(1) Where Marconi provides the Supplier with a Project Request Form, the Supplier shall provide Marconi with an evaluation report (the "PROJECT EVALUATION REPORT"), free of charge, on the proposed Project promptly, and in any event, within the following times from receipt of the Project Request Form, according to the following classification:

      (a)   for "Small Enhancements", within [***]Business Days;

      (b)   for "Major Enhancements", within [***]Business Days;

      (c)   for "Tactical Projects", within [***]Business Days;

      (d)   for "Strategic Projects", within [***]Business Days,

      or according to such other time frames as may be agreed between the Parties from time to time.

(2) The Project Evaluation Report shall be a high-level report of approximately one page in length, the purpose of which is to provide Marconi with a preliminary indication of the feasibility of the proposed Project and the charges and other

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


      costs relating to its implementation. The Project Evaluation Report shall address the following (as reasonably applicable):

      (a)   the feasibility of the proposed Project;

      (b)   impact on the Services and the Service Levels;

      (c)   an assessment of any cost implications/benefits;

      (d)   resource requirements (of both Marconi and the Supplier);

      (e)   dates of key milestones and likely final implementation date;

      (f) an estimate of the charges or charging principle for implementation of the proposed Project, addressing to the extent reasonably practicable, the preferred pricing methods proposed by Marconi in its Project Request; and

      (g) the estimated time, costs and/or resources (in man days) for preparing a fully scoped Schedule of Work in relation to the proposed Project.

3.    CONSIDERATION OF PROJECT EVALUATION REPORT

3.1   CONSIDERATION OF PROJECT EVALUATION REPORT

      Marconi shall consider the Project Evaluation Report and shall, within a reasonable time, notify the Supplier in writing whether or not Marconi wishes to proceed with the proposed Project in accordance with the Project Evaluation Report, or whether Marconi requires further information or changes to the Project Evaluation Report.

3.2   AMENDMENTS TO PROJECT EVALUATION REPORT

      The Supplier shall supply such further information to Marconi and/or reasonably amend the Project Evaluation Report in accordance with Marconi's reasonable requirements.

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC

4.    PROJECT SCHEDULES OF WORK

4.1   REQUEST FOR SCHEDULE OF WORK

      Following receipt of a Project Evaluation Report from the Supplier (or, in the case of a Change to be implemented as a Project, a Change Evaluation Report), Marconi may request the Supplier in writing to prepare a Schedule of Work in relation to the proposed Project detailed in that Report, and the Supplier shall prepare such Schedule of Work within the timeframe specified in the Project Evaluation Report (or Change Evaluation Report, as applicable), or in the absence of such specification within a reasonable time.

4.2   CONTENTS OF SCHEDULE OF WORK

(1) Subject to Paragraph 4.2(2), a Schedule of Work shall address the following issues (as applicable):

      (a) a summary description of the rationale and purpose of the proposed Project, including an assessment of the impact on the Services and the Service Levels;

      (b) the major steps required to complete the proposed Project, including whether a business case is to be prepared;

      (c) the deliverables to be provided under the proposed Project and, where practicable, the specifications for each deliverable;

      (d) the estimated timeframe for the completion of the Project, including the date of achievement of each major step and provision of each deliverable;

      (e) a responsibility matrix indicating the activities to be performed by Marconi, the Supplier or any other party necessary to complete the proposed Project;

      (f) any key staff transfers, additions or reassignments (if any) associated with the proposed Project;

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


      (g) reasonable estimates of the amount of risk involved with the proposed Project, the steps to be taken to mitigate such risk, the key assumptions underlying the Project and any key dependencies;

      (h) the proposed reporting mechanisms relating to the Project, including report structure and frequency;

      (i) the charges or charging principle for implementation of the proposed Project, addressing to the extent reasonably practicable, the preferred pricing methods proposed by Marconi in its Project Request;

      (j) any agreed liquidated damages payable by the Supplier and the method in which those liquidated damages will be triggered and/or calculated;

      (k) any agreed warranty period relating to the deliverables to be provided under the Project;

      (l) for Strategic Projects, the notice period for Marconi to terminate the Schedule of Work without cause, and the compensation payable for such termination (if any); and

      (m) the time period during which the Schedule of Work will remain open for acceptance.

(2) The Parties acknowledge that for Tactical and Strategic Projects that the Schedule of Work to be prepared by the Supplier pursuant to Paragraph 4.2(1) shall only be required to address the issues to a level of detail reasonably required to initiate a Project definition phase in accordance with Best Industry Practice.

4.3   COST OF DEVELOPING SCHEDULE OF WORK

      The first [***]man-days of work associated with the preparation of a Project Schedule of Work shall be provided by the Supplier free of charge for each Project, subject to a maximum cap of [***]Project Schedules of Work per twelve (12) month period. Any agreed work performed by the Supplier over and above this such first [***]man-days of work (or in excess of [***]Project Schedules of Work per twelve (12) month period) shall be chargeable by the Supplier in the

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


      manner agreed between the Parties as part of the Project Evaluation Report (including by drawing upon the pool of agreed pre-paid human resources, where available), or in the absence of such agreements, in a reasonable manner.

4.4   AMENDMENTS TO SCHEDULE OF WORK

      The Supplier shall reasonably amend its draft Schedule of Work in accordance with Marconi's reasonable requirements. The Supplier may make reasonable changes to the Schedule of Work (including the pricing or charging aspects) consequent on the amendments requested by Marconi pursuant to this Paragraph.

5.    PROJECT IMPLEMENTATION

5.1   EXECUTION OF SCHEDULE OF WORK

(1) Neither Party shall be required to implement a Schedule of Work until it has been agreed in writing and signed by each of the authorised signatories of each of the Parties. In addition, in the case of a Project which has been initiated through Change Control, the Change Evaluation Report relating to that Project must also have been agreed in writing and signed by the Parties prior to implementation of the Schedule of Work relating to the Change in question.

(2) Where a Schedule of Work relating to a Project which has been initiated through Change Control cannot be resolved by agreement between the Parties, after escalation in accordance with the procedures specified in Clause 26 (Dispute Resolution), and where Marconi cannot reasonably engage a third party to implement that Project (taking into account the incremental cost of the Marconi Group going to a third party and any material adverse impact of doing so on the business of the Marconi Group), the unresolved matters relating to that Schedule of Work shall be referred for determination by Expert's Decision. The terms of reference for the Expert's Decision in such instances shall be as set out in Paragraph 7(2) of Schedule 9 (Change Control).

5.2   IMPLEMENTATION OF PROJECT

      Once a Schedule of Work has been agreed in writing between the Parties, the Parties shall implement each agreed Schedule of Work:

SCHEDULE 6 - PROJECT INITIATION PROCEDURE                CONFIDENTIAL TREATMENT
                                                                   REQUESTED BY
                                                        MARCONI CORPORATION PLC


      (a)   in accordance with the Project Terms;

      (b) with reasonable skill and care in a manner consistent with Best Industry Practice; and

      (c)   otherwise promptly and diligently.

5.3   NON-IMPLEMENTATION OF PROJECT

      If Marconi does not agree to the proposed Project (as specified in the Schedule of Work), the Services shall continue to be provided in accordance with this Agreement as if the Project had not been requested.

                                                      SCHEDULE 7 - PROJECT TERMS




                                   SCHEDULE 7

                                  PROJECT TERMS



1.    DEFINITIONS AND INTERPRETATION

      The following additional definitions apply in this Schedule 7 (Project Terms):


      "ACCEPTANCE CERTIFICATE"         means a written notice that the
                                       Deliverables meet the Acceptance
                                       Criteria;

      "ACCEPTANCE CRITERIA"            means the acceptance criteria that
                                       are agreed between the parties and
                                       either set forth in the Schedule of
                                       Work or thereafter agreed in writing
                                       between the parties in accordance
                                       with these Project Terms;

      "DELIVERABLES"                   means the deliverables for a Project
                                       set forth in the Schedule of Work;

      "DOCUMENT DELIVERABLES"          means any Deliverable in documentary
                                       form, other than computer software;

      "PROJECT PLAN"                   means the timetable of activities and
                                       events in connection with the
                                       achievement of a Project, as set
                                       forth in a Schedule of Work or
                                       thereafter agreed in writing between
                                       the Parties; and

      "REQUIREMENTS"                   means the requirements and specifications
                                       for the Deliverables, as set forth in the Schedule of Work or otherwise agreed between the Parties in writing.

                                                      SCHEDULE 7 - PROJECT TERMS

2.    PERFORMANCE OF SCHEDULE OF WORK

2.1 The Supplier will implement the Schedule of Work. Marconi shall provide such co-operation and assistance as is specified in the Schedule of Work.

2.2 The Supplier shall establish, operate and maintain such administration and communications procedures and resources as specified in the Schedule of Work.

2.3 The Supplier will provide such reports as Marconi shall reasonably request regarding progress. The Supplier shall promptly advise Marconi of anything in connection with the Project which ought reasonably to be so notified in accordance with Best Industry Practice, including:

      (a)   technical problems, obstacles, or possible delays;

      (b) circumstances which may, or may reasonably be expected, to entitle either Party to invoke Change Control; and

      (c) any risk of infringement of any Intellectual Property by the provision of the Project Services in accordance with this Agreement,

      and, where applicable, such notice shall be given in advance to enable Marconi to take any reasonable course of action.

2.4 The Schedule of Work shall not be revised or modified except as agreed by the Parties in writing. Either party may propose a Change to the Schedule of Work, which will be dealt with in accordance with Change Control.

3.    QUALITY OF THE PROJECT SERVICES AND DELIVERABLES

3.1 Wherever any Project Services consist in designing or specifying any Deliverable, the Supplier shall in accordance with Best Industry Practice:

      (a) make all reasonably relevant enquiries of those Marconi Group personnel identified by Marconi who have any information relevant to the Deliverable in question; and

      (b) provide all appropriate information to the Marconi Group's personnel in order to facilitate their responses to those enquiries,

                                                      SCHEDULE 7 - PROJECT TERMS

      and Marconi shall procure that its relevant personnel reasonably co-operate with the Supplier's relevant enquiries.

3.2 Except to the extent that the failure of the Deliverables to meet the relevant Requirements has arisen as a direct result of any of the circumstances listed in Clause 3.1(2) of this Agreement, the Supplier warrants, represents and undertakes that all Deliverables will substantially meet their relevant Requirements as set forth in the Schedule of Work (or as may have been amended through Change Control).

4.    TIME FOR PERFORMANCE

4.1   PROJECT PLAN

(1) The Parties shall implement each Project in accordance with the Project Plan and shall otherwise provide such co-operation and assistance as the other may reasonably require in connection with each Schedule of Work.

(2) Each Party shall proceed diligently with carrying out its responsibilities under this Agreement in accordance with each Project Plan and shall use all reasonable endeavours to complete the work by the dates set out in the Project Plan, subject to any extensions of time as may be granted in accordance with the terms of this Agreement.

4.2   DELAY

      As soon as it becomes reasonably apparent that the progress of a Project or any part thereof is being or is likely to be delayed, the Supplier shall promptly notify Marconi of all the material circumstances, including the cause or causes of the delay, the actual and/or expected period of delay and the steps which the Supplier proposes to take and or has taken to overcome, prevent or minimise such delay.

4.3   LIQUIDATED DAMAGES

      Liquidated damages (if any) arising from a delay in the progress of a Project shall be payable by the Supplier as specified in the Schedule of Work.

                                                      SCHEDULE 7 - PROJECT TERMS

5.    DOCUMENT DELIVERABLES

5.1 The Supplier shall submit all Document Deliverables to Marconi for approval (acting reasonably) as against the relevant Requirements.

5.2 Marconi shall promptly notify the Supplier if the Document Deliverables do not meet the relevant Requirements. If Marconi does not (acting reasonably) consider that the Document Deliverables meet the Requirements, it shall reasonably specify the amendments to be made to the Document Deliverables as against the relevant Requirements, and the Supplier shall be given a reasonable opportunity to amend the Document Deliverables accordingly. Marconi shall be deemed to have accepted the Document Deliverables if it does not respond to the Supplier within [***] Business Days of having received the Document Deliverables from the Supplier.

5.3 If the Document Deliverables do not materially meet the Requirements (as reasonably determined by Marconi) by the relevant date stated in the Project Plan and/or Schedule of Work, or by the end of the reasonable period given to the Supplier to amend the Document Deliverables pursuant to Paragraph 5.2, or in the absence thereof, within a reasonable time (and where such failure has arisen other than as a result of any of the circumstances specified in Clause 3.1(2)) then Marconi may (without affecting its other rights) by notice in writing to the Supplier:

      (a) extend the period for completion to a reasonable date specified in the notice, in which case the Supplier shall free of charge seek to cure the outstanding defects and the Document Deliverables shall be resubmitted by the Supplier for approval by Marconi in accordance with this Paragraph 5. At the end of such period, this Paragraph 5.3 shall reapply, so that Marconi may exercise its rights under this Paragraph 5.3 on successive occasions in its discretion; or

      (b)   terminate the relevant Project in whole or in part.

                                                      SCHEDULE 7 - PROJECT TERMS

6.    ACCEPTANCE CRITERIA AND TESTING

6.1   DETERMINATION OF ACCEPTANCE CRITERIA

(1) In respect of each Deliverable (other than a Document Deliverable), the Supplier shall prepare draft acceptance criteria as a Document Deliverable reflecting the requirements of Paragraph 6.1(2) by the time they are required in accordance with the Schedule of Work and shall notify Marconi when they are complete and ready for consideration by Marconi.

(2) The acceptance criteria shall include the testing procedures and criteria for testing whether or not the Deliverable in question meets the relevant Requirements, including:

      (a) details of the tests to be run and the results which must be produced if the Deliverable is to be considered to have passed the tests;

      (b) details of the data and data volumes to be used when running the tests;

      (c)   the identity of the party who shall undertake the tests; and

      (d)   any other production criteria which reflect Best Industry Practice.

(3) The acceptance criteria may define different problem categories and different rules in respect of acceptance for each problem category (e.g. the acceptance criteria may specify that the existence of "minor problems" will not prevent the Deliverables from being accepted). Notwithstanding the foregoing, the Supplier shall, at its cost, correct all failures of the Deliverables to meet the Acceptance Criteria within a reasonable period of time.

(4) Once Marconi has approved the draft acceptance criteria in writing, they shall become the Acceptance Criteria.

6.2   ACCEPTANCE TESTING

(1) Each Deliverable (other than a Document Deliverable) shall be tested in accordance with the relevant Acceptance Criteria. As soon as reasonably practicable after completion of the applicable testing, Marconi shall issue an Acceptance Certificate in respect of the particular Deliverable if in the reasonable

                                                      SCHEDULE 7 - PROJECT TERMS

      opinion of Marconi the Acceptance Criteria are satisfied in respect of the Deliverable. Issue of the Acceptance Certificate shall not affect Marconi's rights under this Agreement or otherwise, except that Marconi shall not be entitled to reject a Deliverable to the extent that the Acceptance Criteria have been passed, or an Acceptance Certificate issued, in respect of that Deliverable.

(2) If the Acceptance Criteria are not so satisfied, Marconi shall notify the Supplier, specifying any perceived deficiencies; provided that, if

      (a) Marconi does not notify the Supplier within a reasonable time and in any event within [***]Business Days (or such other period that is agreed in writing between the Parties) after completion of the acceptance testing that they are not satisfied; or

      (b) Marconi puts the relevant Deliverable into productive use other than for testing or diagnostic purposes;

      the Acceptance Criteria applicable to that Deliverable shall be deemed to have been met (provided that where Marconi only puts part of a relevant Deliverable into productive use, only that part of the Deliverable shall be deemed to have been accepted pursuant to this provision).

(3) The Supplier shall be given a reasonable opportunity following receipt of a notice given under Paragraph 6.2(2) to cure the defects and the Deliverable shall be re-tested in accordance with the Acceptance Criteria.

(4) If by the date set forth in the relevant Schedule of Work for the completion of acceptance testing or after re-testing pursuant to Paragraph 6.2(3) (or such other date as has been agreed in writing between the Parties), the Acceptance Criteria in respect of the Deliverable have not materially been met (other than as a result of any of the circumstances specified in Clause 3.1(2) of this Agreement), then Marconi may (without affecting its other rights) by notice in writing to the Supplier:

      (a) extend the period for completion to a reasonable date specified in the notice, in which case the Supplier shall seek to cure the outstanding defects and the Deliverable shall be re-tested in accordance with this Paragraph 6. At the end of such period, this Paragraph 6.2(4) shall

                                                      SCHEDULE 7 - PROJECT TERMS

      reapply, so that Marconi may exercise its rights under this Paragraph 6.2(4) on successive occasions in its discretion; or

      (b)   terminate the relevant Project in whole or in part.

7.    PROJECT MANAGEMENT

7.1   APPOINTMENT OF SUPPLIER PROJECT MANAGER

      The Supplier shall appoint and make available a suitably skilled, qualified and experienced person to manage the Project (the "SUPPLIER PROJECT MANAGER").

7.2   APPOINTMENT OF MARCONI PROJECT MANAGER

      Marconi shall appoint and make available a suitably skilled, qualified and experienced person to co-ordinate with the Supplier Project Manager (the "MARCONI PROJECT MANAGER").

7.3   SUPPLIER PROJECT MANAGER ROLES AND RESPONSIBILITIES

(1)   The Supplier Project Manager shall be responsible for:

      (a) the day-to-day management of each Project (including ensuring the progress of the Project in accordance with the agreed Schedule of Work and Project Plan);

      (b) reporting to the Marconi Project Manager on the progress of the Project;

      (c) attending meetings when reasonably required by the Marconi Project Manager to review the progress of the Project; and

      (d) providing all information and documentation reasonably required by Marconi for proper development of the Project.

7.4   MARCONI PROJECT MANAGER ROLES AND RESPONSIBILITIES

(1)   The Marconi Project Manager shall be responsible for:

      (a) providing all information and documentation reasonably required by the Supplier for proper development and implementation of the Project;

                                                      SCHEDULE 7 - PROJECT TERMS

      (b) attending meetings when reasonably required to review the progress of the Project; and

      (c) making him or herself reasonably available to the Supplier Project Manager as reasonably required to discuss the progress of the Project and any problems in relation thereto.

8.    REPORTS AND REVIEWS

8.1   REPORTS

(1) The Supplier shall report to Marconi in relation to the status of the Project in accordance with:

      (a) the applicable standards and procedures for such reporting specified in Schedule 3 (List of Standards and Policies); and

      (b)   any specific reporting requirements specified in a Schedule of Work.

(2) In addition to any specific reporting requirements required pursuant to Paragraph 8.1(1), Marconi may from time to time by notice to the Supplier, require the Supplier to provide a report giving details of the status of the Project as compared to the Schedule of Work, including the implication and cost consequences, if any, of the current situation. If the report is to be reviewed at a meeting between the Supplier and Marconi, the Supplier shall provide the report at least [***]Business Days before the meeting.

8.2   REVIEWS

(1) The Supplier shall co-operate in the undertaking of reviews with Marconi in relation to the status of the Project in accordance with:

      (a) the applicable standards and procedures for such reviews specified in Schedule 3 (List of Standards and Policies);

      (b) any specific review requirements or mechanisms specified in a Schedule of Work.

(2) In addition to any specific review mechanisms or requirements required pursuant to Paragraph 8.2(1), Marconi may from time to time review the Project

                                                      SCHEDULE 7 - PROJECT TERMS

      ("REVIEW") including the progress of the Project as compared to the Schedule of Work.

(3) Without affecting Marconi's other rights, the Supplier shall implement any actions agreed between the Parties or reasonably required by Marconi as a result of the Review.

9.    PROJECT TERMINATION

9.1   TERMINATION WITHOUT CAUSE

(1) Marconi may, by written notice to the Supplier, terminate a Schedule of Work without cause from the expiry of the relevant notice period, which shall be:

      (a)   for a Strategic Project (as defined in Schedule 6):

            (i) where an agreed notice period is specified in the Project Schedule of Work, that period of notice (in which case Marconi shall pay to the Supplier the relevant termination charges (if any) specified in that Schedule of Work); or

            (ii) where a period of notice for termination for convenience is not specified in the Project Schedule of Work, the period expiring on the completion of the then next Key Milestone for the Project; and

      (b) for any Project other than a Strategic Project (as defined in Schedule 6), reasonable notice to the Supplier (in which case no termination charges shall be payable by Marconi, unless otherwise expressly specified in the Schedule of Work).

9.2   TERMINATION FOR CAUSE

      Either Party may by notice to the other terminate a Schedule of Work as from the date of service of the notice if the other party commits a material breach of the Schedule of Work that is not remedied within [***]calendar days after the non-breaching party has given written notice requiring such breach to be remedied.

                                                      SCHEDULE 8 - BLANK


                                   SCHEDULE 8



                  This Schedule has been intentionally deleted.

                                                     SCHEDULE 9 - CHANGE CONTROL


                                   SCHEDULE 9

                                 CHANGE CONTROL



1.    IDENTIFICATION OF CHANGES BY SUPPLIER

      The Supplier will proactively identify and communicate with Marconi any circumstances that would require a Change under this Agreement.

2.    CHANGES REQUESTS AND EVALUATION REPORTS

2.1   CHANGE REQUESTS BY MARCONI

(1) Marconi may request a change to the Services at any time, by giving details of the proposed change or the additional services as the case may be (the "CHANGE") to the Supplier in the form reasonably agreed between the Parties (or, in the absence of agreement, in a reasonable form) (the "CHANGE REQUEST FORM").

(2)   Without limiting Paragraph 2.1(1), each Change Request Form:

      (a)   shall classify the proposed Change as either:

            (i) an URGENT CHANGE, being a Change which would need to be implemented within one (1) calendar month (or earlier) in order to limit or avoid a materially adverse impact upon the Marconi Group's business or the provision of the Services, or to enable either Party to comply with a legal obligation;

            (ii) a NECESSARY CHANGE, being a Change which would be an Urgent Change, but in respect of which the time required in order to comply with the obligation is longer than one (1) calendar month; and

            (iii) a DESIRABLE CHANGE, being a Change which is not an Urgent or a
                  Necessary Change;

      (b) shall indicate the preferred basis on which Marconi wishes the proposed Change to be priced by the Supplier (for example, pricing on a time and

                                                     SCHEDULE 9 - CHANGE CONTROL

            material basis, pricing on a fixed charge basis or pricing drawing upon the pool of agreed pre-paid human resource capacity); and

      (c) shall be signed by both a duly authorised representative of Marconi IT and a duly authorised delegated authority within the relevant Marconi Group business unit.

2.2   CHANGE EVALUATION REPORT

(1) Where Marconi requests a Change the Supplier shall promptly provide Marconi with an evaluation report (the "CHANGE EVALUATION REPORT"), free of charge, on the proposed Change, and in any event, according to the following classification:

      (i)   for an URGENT CHANGE, within [***]Business Days;

      (ii)  for a NECESSARY CHANGE, within [***]Business Days; and

      (iii) for a DESIRABLE CHANGE, within [***]Business Days,

      or according to such other time frames as may be agreed between the Parties from time to time.

(2) The Change Evaluation Report shall be a high-level report of approximately one page in length, the purpose of which is to provide Marconi with a preliminary indication of the feasibility of the proposed Change and the charges and other costs relating to its implementation. The Change Evaluation Report shall address the following:

      (a)   the feasibility of the proposed Change;

      (b)   impact on the Services and the Service Levels;

      (c)   an assessment of any cost implications/benefits;

      (d)   resource requirements (of both Marconi and the Supplier);

      (e)   dates of key milestones and likely final implementation date;

      (f) an estimate of the charges or charging principle for implementation of the proposed Change and the continued provision of the Services (as revised in accordance with the Change), addressing to the extent reasonably

                                                     SCHEDULE 9 - CHANGE CONTROL

            practicable, the preferred pricing methods proposed by Marconi in its Change Request;

      (g) whether the proposed Change should be implemented as a new Project, and if so, an estimate of any further steps required to prepare a Project Schedule of Work and the estimated costs/resources for doing so.

2.3   CHANGE REQUESTS BY SUPPLIER

      The Supplier may also propose a Change by preparing (at its cost) a Change Evaluation Report (addressing, to the extent applicable, the issues set out in Paragraph 2.2), and providing the same to Marconi for its consideration.

3.    CONSIDERATION OF CHANGE EVALUATION REPORT

3.1   CONSIDERATION OF CHANGE EVALUATION REPORT

      Marconi shall consider the Change Evaluation Report and shall, within a reasonable time, notify the Supplier in writing whether or not Marconi wishes to proceed with the proposed Change in accordance with the Change Evaluation Report, or whether Marconi requires further information or changes to the Change Evaluation Report.

3.2   AMENDMENTS TO CHANGE EVALUATION REPORT

      The Supplier shall supply such further information to Marconi and/or reasonably amend the Change Evaluation Report in accordance with Marconi's reasonable requirements.

4.    CHANGES TO BE IMPLEMENTED AS PROJECTS

4.1   CHANGES TO BE IMPLEMENTED AS PROJECTS

      Where the Supplier has identified that a Change should be implemented as a Project, and Marconi has notified the Supplier that it wishes to proceed with the proposed Change, the Supplier shall prepare a Schedule of Work for the proposed Project (and Marconi shall pay the Supplier for the preparation of that Schedule of Work) in accordance with the provisions of
      Schedule 6 (Project Initiation Procedure).

                                                     SCHEDULE 9 - CHANGE CONTROL

4.2   CHANGE NOT TO PROCEED UNTIL SCHEDULE OF WORK AGREED

      Where the Supplier has identified that a Change should be implemented as a Project, the proposed Change shall not proceed unless and until a Schedule of Work has been prepared and agreed between the Parties in relation to the proposed Change in accordance with the provisions of Schedule 6 (Project Initiation Procedure).

5.    IMPLEMENTATION OF CHANGES

5.1   EXECUTION OF CHANGE EVALUATION REPORT

      If Marconi requests the Supplier to proceed with the proposed Change, then the duly authorised representatives of both Parties shall execute the Change Evaluation Report.

5.2   IMPLEMENTATION OF CHANGES

      Where a Change Evaluation Report has been executed by the Parties, the Change shall be implemented in accordance with the Change Evaluation Report (and where the Change is being implemented as a Project, the relevant Project Schedule of Work) and the Services, the Project Schedule of Work and/or the Service Level Agreement shall be amended to reflect the implementation of the Change.

5.3   NON-IMPLEMENTATION OF CHANGES

      If Marconi does not require the Change to be implemented, the Services shall continue to be provided in accordance with this Agreement as if the Change had not been requested.

6.    PAYMENT OF CHARGES FOR CHANGES

      Charges for Changes agreed in a Change Evaluation Report and/or Project Schedule of Work (as applicable) shall be payable as specified in the relevant Change Evaluation Report and/or Project Schedule of Work (as applicable) or, in default of such specification, in accordance with Clause 4 (the Charges) of this Agreement.

                                                     SCHEDULE 9 - CHANGE CONTROL

7.    RESOLUTION BY EXPERT'S DECISION

(1) Where, following escalation in accordance with the procedures specified in Clause 26 (Dispute Resolution) of this Agreement, any relevant matters relating to a proposed Change still cannot be resolved by agreement between the Parties, and where Marconi cannot reasonably engage a third party to implement that Change (taking into account the incremental cost of the Marconi Group going to a third party and any material adverse impact of doing so on the business of the Marconi Group) the unresolved matters will be referred for determination by Expert's Decision.

(2) The terms of reference for Expert's Decision shall include a requirement that his determination shall take into account and accommodate the following:

      (a)   the existing commitments of the Supplier;

      (b) the lead-time which would be required in order for the Supplier to implement the proposed Change;

      (c) the reasonableness (or otherwise) of the Supplier's proposed Charges, having regard to any specific factors (including cost factors) which are applicable to the Supplier;

      (d) the financial impact of not implementing the proposed Change upon the Marconi Group's business;

      (e) the criticality of the proposed Change to the Marconi Group's business;

      (f) the cost of investments of the Supplier (or its Approved Subcontractors) reasonably made for the sole or primary purpose of providing the Services to the Marconi Group; and

      (g) any obligation of the Supplier to make payments under Paragraph 13 of Schedule 4 (Charges).

(3) Marconi will promptly notify the Supplier in writing after completion of that procedure, whether Marconi agrees to proceed with the proposed Change.

                                                         SCHEDULE 10 - PERSONNEL

                                   SCHEDULE 10

                                    PERSONNEL

1.    DEFINITIONS

      In this Schedule:

      "KEY EMPLOYEE" means in the case of Marconi, any Employee who is in a senior executive, managerial or technical capacity and primarily engaged in providing the Services and is so described and listed in Schedule 3 of any Transfer Agreement and in the case of the Supplier or BT, any employee of the Supplier Group or BT Group who is in a senior executive, managerial or technical capacity and primarily engaged in providing the Services and is so described and listed in Schedule 3B of any Transfer Agreement;

      "RELEVANT THIRD PARTY" means any third party who takes over the provision of the Services (in whole or in part) for or on behalf of or in any way in association with the Supplier or any third party who takes over the provision of the Services, and in any case, provides services which are similar, analogous or comparable to the Services; and

      "RESERVED EMPLOYEE" means each of (i) in the case of the Supplier, its Account Executive, Service Delivery Manager, Applications Development Manager, Chief Architect, Finance Manager, and Commercial Manager, (ii) in the case of BT, its Business Management Director, Business/Contract Manager and Chief Architect (Technical/Service Delivery), or (iii) any other employee of the Supplier Group or BT Group who is a senior consultant or project manager and who at the time that notice of termination is given was primarily engaged in providing the Services on an assignment with a duration of less than three months. The Supplier shall provide Marconi before Cutover with the names of those persons who will occupy the positions identified above, and the names of their replacements thereafter. In the case of (i) and (ii) above a person shall only be a Reserved Employee if he was employed by the Supplier Group or BT Group on the Commencement Date of this Agreement.

                                                         SCHEDULE 10 - PERSONNEL

2.    CONTRACT COMMENCEMENT

2.1 The parties acknowledge that the mechanism by which the Employees transfer to the Supplier Group or BT Group is dealt with by the provisions of
      Schedule 2 (Employment Provisions) of the CSC Transfer Agreements or the BT Transfer Agreements, as the case may be.

3.    OBLIGATIONS RELATING TO PROVISION OF SERVICES DURING THE TERM OF THE
      AGREEMENT

3.1 Throughout the term of this Agreement, the Supplier shall indemnify Marconi for and on behalf of the Marconi Group against all Loss incurred by the Marconi Group arising out of or relating to the engagement, employment or the termination of the employment or any contractual arrangement in respect of any employee, worker, agent or contractor who is or has been engaged or employed to any extent by the Supplier Group or an Approved Sub-Contractor Group in connection with any part of the Services, other than Loss caused by or on behalf of the Marconi Group or their employees or agents.

3.2 The Supplier shall undertake or procure that the Supplier Group shall undertake:

      (a) the recruitment, training and provision of suitably qualified and skilled individuals to perform the Services and that such individuals (including the Employees) receive proper training and instructions in their functions and duties as may be necessary from time to time;

      (b) the observance by the Supplier Group of all relevant health and safety precautions including those in respect of the Supplier Personnel and sub-contractors that are required by any applicable law, rules and regulations of the relevant Country that its workers, employees, agents or contractors work in and any applicable collective bargaining agreements, for the protection of itself, its employees or contractors and visitors to premises under its control; and

      (c) the maintenance of sufficient individuals to carry out the Services, including the provision of cover for annual or sick leave or other absences and emergencies.

                                                         SCHEDULE 10 - PERSONNEL

3.3   (a)   The Supplier will ensure that all individuals providing the Services have contracts if:

            (i) he or she was in the employment of the Marconi Group immediately before Cutover and while so employed had a contract of employment; or

            (ii) this is required to satisfy the requirements of any applicable law, rules, regulations, and applicable collective bargaining agreements of the relevant country that its workers, employees, agents or contractors work in.

      (b) The Supplier will use all reasonable endeavours to ensure that all individuals providing the Services are under an obligation of confidentiality to both the Supplier and the Marconi Group not to disclose or use any trade secrets or confidential information acquired during the course of their employment or engagement, except in the proper performance of their duties or as required by law.

3.4 The Supplier shall (subject to Applicable Legislation) provide the Marconi Group with such information about the Key Employees who provide the Services under this Agreement as may be reasonably required. If, in the reasonable opinion of the Marconi Group, any such individual should not be employed to provide the Services, the Supplier Group shall (subject to Applicable Legislation) at its cost not use such person in connection with the Services, once informed by the Marconi Group of its decision.

3.5 Subject to the provisions of Paragraph 4, the Supplier agrees that it shall indemnify Marconi against all Loss incurred or sustained by the Marconi Group in connection with or as a result of any claim by any employee, worker, agent or contractor (for the purposes of Paragraph 3.5, a "RELEVANT PERSON") on the grounds that the contract of employment of any Relevant Person is alleged to be with the Marconi Group as a result of the actions or omissions of the Supplier Group or any Approved Sub-Contractors Group in respect of such Relevant Person, rather than with the Supplier Group or any

                                                         SCHEDULE 10 - PERSONNEL

      Approved Sub-Contractors Group. If the contract of a Relevant Person is found to be with the Marconi Group as a result of the actions or omissions of the Supplier Group or any Approved Sub-Contractors Group in respect of such Relevant Person, rather than with the Supplier Group or any Approved Sub-Contractors Group, the Supplier agrees that:

      (a) in consultation with Marconi, it will within [***]Business Days of being requested by Marconi make to that Relevant Person an offer in writing to employ him or her under a new contract of employment to take effect upon the termination referred to below; and

      (b) such offer of employment will be on terms and conditions which are overall not less favourable than the terms and conditions of employment applicable to the Relevant Person as a matter of law;

      (c) as soon as possible after the offer made by the Supplier has been accepted or rejected by that person, and in any event no later than the expiry of [***]Business Days after an offer has been made in accordance with Paragraph 3.5(b), the Supplier shall advise Marconi which of those offers have been accepted or rejected. Marconi shall or shall procure that the relevant employer of the Relevant Person shall waive applicable notice periods for any such person who wishes to accept the Supplier's offer of employment. If the Supplier's offer of employment is rejected by that person, Marconi shall or shall procure that the relevant employer of the Relevant Person shall make that person available to the Supplier for the performance of the Services for so long as the Supplier may request, and shall not terminate, other than for cause or where the Supplier no longer requires the service of such employee, the employment of the person concerned. The Supplier shall be responsible for and shall indemnify Marconi for and on behalf of itself and as agent for the member of the Marconi Group who is the employer of the Relevant Person against all Loss arising directly or indirectly from (i) the employment of that Relevant Person from the date the contract of the Relevant Person is found to be with the Marconi Group (for the purposes of Paragraph 3.5, the "RELEVANT DATE) until the termination of that employment unless such Loss was caused by or on behalf of the Marconi Group; and (ii) the termination of the employment of that person (including any redundancy pay which shall consist of a redundancy package equivalent to that which would have been made available to him or her immediately prior to the

                                                         SCHEDULE 10 - PERSONNEL

            Relevant Date) but not compensation for unfair or wrongful dismissal or breach of contract. The Supplier shall notify Marconi if the Supplier no longer requires the service of such employee (a "CESSATION NOTICE") and Marconi shall or shall procure that the relevant employer of the Relevant Person commence the legal termination process of the employment of the Relevant Person. In such a case the Supplier's indemnity in Paragraph 3.5(c)(i) shall only continue for a maximum [***]month period (or, where there is a longer period prescribed by law or by contract or a longer period necessary to comply with relevant law for the commencement and completion of the termination process, such longer period) from the date of its Cessation Notice and shall not include any period when such employee is providing services for the benefit of the Marconi Group (other than the Services).

3.6   (a)   Save as provided in paragraph 4.1(e) of this Schedule 10 (Personnel)
            the Supplier agrees that for six (6) months after the termination of this Agreement the Supplier Group will not (except with the prior written consent of the Board of Directors of Marconi) directly or indirectly do or attempt to entice, induce or encourage those Key
            Employees who are not Reserved Employees (who become employees of any member of the Marconi Group or a Relevant Third Party) to leave or seek to leave his or her position for the purpose of taking up employment with the Supplier Group or BT Group provided that any recruitment advertising (other than advertising which is specifically targeted at the relevant employees) will not be deemed to be direct or indirect enticement, inducement or encouragement for the purposes of this paragraph.

      (b) Marconi agrees that for six (6) months after the termination of this Agreement the Marconi Group will not (except with the prior written consent of the Board of Directors of the Supplier) directly or indirectly do or attempt to entice, induce or encourage those Key Employees of the Supplier Group or its Approved Sub-Contractors Groups who do not become employees of any member of the Marconi Group or the Reserved Employees to leave or seek to leave his or her position for the purpose of taking up employment with the Marconi Group provided that any recruitment advertising (other than advertising which is specifically

                                                         SCHEDULE 10 - PERSONNEL

            targeted at the relevant employees) will not be deemed to be direct or indirect enticement, inducement or encouragement for the purposes of this paragraph.

3.7 During the term of this Agreement, and save as contemplated in any Transfer Agreement:

      (a) the Supplier Group shall not, and shall procure that the Approved Sub-Contractors Groups shall not, actively solicit employees who remain in the employment of the Marconi Group after the relevant Cutover provided that any recruitment advertising (other than advertising which is specifically targeted at the relevant employees) will not be deemed to be direct or indirect enticement, inducement or encouragement for the purposes of this paragraph; and

      (b) the Marconi Group shall not actively solicit employees who remain in the employment of the Supplier Group or its Approved Sub-Contractors Groups after the relevant Cutover provided that any recruitment advertising (other than advertising which is specifically targeted at the relevant employees) will not be deemed to be direct or indirect enticement, inducement or encouragement for the purposes of this paragraph.

4.    OBLIGATIONS ON ENDING OF SERVICES

4.1 On the expiry or termination (in whole or in part) by Marconi pursuant to Clause 13.1 (Termination without Cause), Clause 13.4 (Change of Control) or Clause 20 (Force Majeure) or, by the Supplier, pursuant to Clause 13.2 (Termination for Cause) or by either party pursuant to Clause 13.3 (Insolvency Events) of this Agreement, the following provisions shall apply:

      (a) if the Regulations, European Regulations or South African Law (as defined in the Transfer Agreements) apply to the Employees and/or those employees of the Supplier Group or BT Group who are primarily engaged in providing the Services (or, in the case of a partial termination, those Employees and/or those employees who are primarily engaged in providing that part of the Services to which such partial termination relates) (other than the Reserved Employees) (together "SERVICE PROVIDING EMPLOYEES") upon such termination or expiry, those Service

                                                         SCHEDULE 10 - PERSONNEL

            Providing Employees will become employees of Marconi or a member of the Marconi Group or a Relevant Third Party in accordance with the Regulations, European Regulations or South African Law. (For the purposes of the definition of Service Providing Employees, an employee is regarded as "primarily engaged" in providing the Services if the employee spends [***]or more of his or her time engaged in providing the Services);

      (b) if the Regulations, European Regulations or South African Law (as defined in a Transfer Agreement) do not apply, Marconi shall (for itself or for any member of the Marconi Group) or shall procure that a Relevant Third Party make an offer to each Service Providing Employee (as defined in paragraph 4.1(a) above) [***]("TOTAL EMPLOYEES") at the date of this Agreement) (other than those employees under notice of termination of employment for reasons not connected with the circumstances anticipated in this paragraph 4.1) to employ him or her under a new employment relationship to commence immediately on the date of the expiry or termination of this Agreement in accordance with the circumstances anticipated in this paragraph 4.1 (the "END DATE");

      (c) the offer to be made will be such that the provisions of the new employment relationship offered by Marconi (whether on its own behalf or on behalf of any member of the Marconi Group or a Relevant Third Party) will:

            (i) in the case of the Total Employees, be overall, not less favourable to the corresponding provisions of his or her employment relationship as existing immediately prior to the relevant Cutover, subject to such changes as are made in respect of the Total Employees and other Supplier Group and BT Group employees in the ordinary course of business; and

            (ii) in the case of other Service Providing Employees, be overall, not less favourable than the corresponding provisions of such employee's contracts of employment prior to the Protected Period (as defined in Paragraph 4.4, below) provided that such contracts of employment shall be on terms which are commensurate with those of other employees of the Supplier Group or BT Group;

                                                         SCHEDULE 10 - PERSONNEL

            (d) if an employee to whom an offer is made pursuant to paragraph 4.1(b) wishes to accept such offer of employment then the Supplier shall or shall procure that the relevant member of the Supplier Group or BT Group shall waive the requirement on the employee concerned to give any period of notice of termination of his or her employment under the terms of his or her employment so as to allow the employee to commence employment with Marconi or any member of the Marconi Group or a Relevant Third Party on the End Date;

            (e)   (i)   if an employee to whom an offer is made pursuant to
                        paragraph 4.1(b) refuses such an offer of employment, the Supplier shall, if requested to do so by the Marconi
                        Group (whether on its own behalf or on behalf of a Relevant Third Party) endeavour to redeploy such employee provided that such endeavours shall not cause the Supplier to incur costs in excess of those which would reasonably be incurred in any redeployment process. Any such redeployment shall be deemed to take effect from the End Date;

                  (ii) if, despite the Supplier's endeavours to redeploy such employee, the employee cannot be redeployed by the Supplier, the Supplier or the relevant member of the Supplier Group or BT Group may, after the Supplier has notified Marconi in writing of the intention to do so, commence the legal termination process of the employment of the employee concerned; and

                  (iii) Marconi's [***]shall [***]indemnify the Supplier for and on behalf of the Supplier Group and BT Group as regards:

                        (aa) the redundancy payments made by the Supplier or the relevant member of the Supplier Group or BT Group in respect of such employees[***] ; and

                        (bb) the cost of employment of such employee from the End Date until the termination of that employment for a maximum [***]month period (or where there is a longer period prescribed by law or by contract for commencement and completion of the termination process, such longer

                                                         SCHEDULE 10 - PERSONNEL

                              period) but shall not include any period when such employee is providing services for the benefit of a member of the Supplier Group or BT Group.

4.2   (a)   On termination by Marconi pursuant to Clause 13.2 (Termination for
            Cause) of this Agreement, if the Regulations, European Regulations or South African Law do not apply upon such termination, the Supplier will co-operate and will procure the co-operation of any relevant member of the Supplier Group or BT Group in allowing
            Marconi or a member of the Marconi Group (whether on its own behalf or on behalf of a Relevant Third Party) to make offers to those Service Providing Employees in providing the Services whom Marconi in its sole discretion requires to provide any member of the Marconi
            Group (whether on its own behalf or on behalf of a Relevant Third
            Party) with the Service on an on-going basis. On termination by Marconi pursuant to Clause 13.2 (Termination for Cause) of this Agreement, the provisions of paragraph 4.1(a) shall apply to the extent the Regulations, European Regulations or South African Law do apply upon such termination.

      (b) If this Agreement is terminated by Marconi pursuant to Clause 13.2 (Termination for Cause) and Marconi, any member of the Marconi Group or a Relevant Third Party is obliged by operation of law to employ any of the Service Providing Employees and, as a consequence the costs to the Marconi Group of procuring the Services on an on-going basis exceeds the costs which the Marconi Group would have incurred in the absence of such obligation then the Supplier shall indemnify Marconi for and on behalf of the Marconi Group for the amount of such excess. Marconi shall and shall procure that the Marconi Group use reasonable endeavours to mitigate the amount of such excess. For the avoidance of doubt the amount of any indemnity paid by the Supplier to Marconi under this paragraph 4.2(b) shall be subject to the limits of the Supplier's liability as set out in Clause 19.1 (Liability) of this Agreement.

4.3   (a)   The Supplier will indemnify Marconi for and on behalf of the Marconi
            Group (whether on its own behalf or on behalf of a Relevant Third
            Party) against any Loss incurred or sustained by the Marconi Group or a Relevant Third Party arising out of or attributed to any act or omission by

                                                         SCHEDULE 10 - PERSONNEL

            the Supplier or a sub-contractor prior to the End Date in relation to the employment or the termination of employment of any employee, worker, agent or contractor who is or has been employed to any extent in providing the Services or any part of the Services at any time.

      (b) The Supplier will indemnify Marconi for and on behalf of the Marconi Group against any Loss of the Marconi Group or a Relevant Third Party arising out of or relating to the employment of any of the Reserved Employees on or after the End Date unless such Loss arises from the actions or omissions of Marconi save that Marconi's agreement that the Reserved Employees shall not transfer to Marconi or any member of the Marconi Group or a Relevant Third Party shall not constitute an act or omission of Marconi.

      (c) Marconi shall indemnify the Supplier for and on behalf of the Supplier Group and BT Group in respect of:

            (i) any act or omission or obligation or liability of the Marconi Group or Relevant Third Party before or after the date on which the Service Providing Employees become employed by the Marconi Group or Relevant Third Party (as the case may be) pursuant to paragraph 4.1, relating to the employment or termination of employment of such Service Providing Employees who become so employed, unless such act or omission or obligation or liability was caused by or on behalf of the Supplier Group or BT Group (as the case may be);

            (ii) any substantial changes to the terms of the employment of any of those Service Providing Employees who become employed by the Marconi Group or Relevant Third Party pursuant to paragraph 4.1, to their detriment which are made, proposed or anticipated to take effect after the date on which such Service Providing Employees become so employed and any change in the identity of their employer which is a significant change and to their detriment; or

            (iii) any breach by the Marconi Group or a Relevant Third Party of
                  Regulation 10(3) of the Regulations or equivalent provisions under

                                                         SCHEDULE 10 - PERSONNEL

                  Applicable Legislation.

4.4 The Supplier shall not and shall procure that the Supplier Group and all Approved Sub-Contractors Groups shall not, without the prior written consent of Marconi (not to be unreasonably withheld):

      (a) if a notice of termination of this Agreement is served for any reason then, with effect from the date on which such notice is given, until the date of termination of this Agreement; or

      (b) from a date six months before the expiry of this Agreement by effluxion of time then from that date until the date of expiry or termination of this Agreement

      (the "PROTECTED PERIOD") carry out a Prohibited Act (as defined below) in relation to an individual who is or would be employed by the Supplier Group or any Approved Sub-Contractor Group (other than a Reserved Employee) and such employee is or would be primarily engaged in providing the Services at the time that such notice of termination is given or (for the purposes of sub-Paragraph (ii)) such date is reached (a "RELEVANT EMPLOYEE").

      The Prohibited Acts are:

      (i) the termination of the employment of any Relevant Employee for any reason whatsoever other than for cause, where such employee has engaged in unlawful conduct or such employee's voluntary resignation;

      (ii) the material alteration or change in any way of any terms and conditions of employment of any Relevant Employee (whether with or without the consent of such Relevant Employee) other than giving effect to any pre-existing contractual obligations to any such individual or the pay review or other changes which apply to the employees of the Supplier Group or Approved Sub-Contractor Group generally;

      (iii) the recruitment (except as a replacement for an employee whose employment is terminated and where the replacement is being recruited on terms which are not materially better than the terms of the employee being replaced) of any employee to provide any part of the Services except

                                                         SCHEDULE 10 - PERSONNEL

            where Marconi's prior consent has been given, in which case such an employee will be deemed to be a Relevant Employee; and

      (iv)  the relocation or assignment to new duties of any Relevant Employee.

4.5 The Supplier shall, during the Protected Period deliver to Marconi promptly on request and in any event within four weeks of such request details of terms and conditions of the Relevant Employees and their benefits (including bonuses), whether contractual or discretionary, working arrangements relating to shift patterns and hours worked and a skills database for each employee detailing the task or skill for which the employee has been trained during this Agreement. It is expressly acknowledged that Marconi can pass such information on to any prospective Relevant Third Party. This paragraph shall be subject to compliance with any applicable law or regulation. If the provisions of that law or regulation prohibit full compliance with this paragraph then the Supplier shall take all such steps as it can lawfully undertake to ensure as full compliance as possible with this Paragraph. Marconi shall obtain appropriate confidentiality undertakings from such Relevant Third Party in relation to the handling of information relating to the employee.

4.6 Following the date of expiry or termination of this Agreement, however it arises, the Supplier shall deliver promptly or procure the delivery to Marconi or the Relevant Third Party which Marconi notifies the Supplier is taking over the Service(s) copies of all available personnel and employment records (including national insurance and PAYE records), including full particulars of:

      (a) each Service Providing Employee who becomes employed by a member of the Marconi Group or a Relevant Third Party (a "TRANSITIONING EMPLOYEE"), including name, sex, and the date on which continuity of employment began for each Transitioning Employee for statutory purposes;

      (b) standard terms and conditions of employment of each Transitioning Employee;

      (c) all payments, benefits or changes to terms and conditions of employment promised to any Transitioning Employee;

                                                         SCHEDULE 10 - PERSONNEL

      (d) dismissals (other than voluntary redundancies) of Transitioning Employees or termination of employment effected within the twelve
            (12) months prior to the date of expiry or termination of this Agreement and disciplinary records relating to Transitioning Employees;

      (e) all agreements or arrangements entered into in relation to the Transitioning Employees between the Supplier or any relevant sub-contractor or relevant employer and any trade union or association of trade unions or organisation or body of employees including elected representatives; and

      (f) all strikes or other industrial action (other than insignificant industrial action) taken by any Transitioning Employee within the twelve (12) months prior to the date of expiry or termination of this Agreement.

      This paragraph shall be subject to compliance with any applicable law or regulation. If the provisions of that law or regulation prohibit full compliance with this paragraph then the Supplier shall take all such steps as it can lawfully undertake to ensure as full compliance as possible with this paragraph.

4.7 The Supplier shall indemnify Marconi for and on behalf of the Marconi Group, on demand against all Loss arising out of any claim by any trade union, works council, staff association, worker representative (whether or not recognised by the Supplier Group or Approved Sub-Contractor Group) or employee in respect of all or any of the employees working in the provision of the Services, arising out of a failure or alleged failure by the Supplier Group or Approved Sub-Contractor Group to comply with its legal obligations to consult under any applicable law or regulation.

4.8 This paragraph 4 shall survive termination (in whole or in part) or expiry of this Agreement however it arises and whether or not either Party is in default of this Agreement.

4.9 The determination for purposes of this paragraph 4 as to whether the Regulations, European Regulations or South African Law would or would not apply upon expiry or termination (in whole or in part) of this Agreement, shall be made as soon as possible after the commencement of the Protected Period. If the Parties have not jointly made this determination within two weeks of the commencement of the Protected Period the dispute shall be referred for resolution to a senior

                                                         SCHEDULE 10 - PERSONNEL

      employment lawyer of at least ten (10) years' qualification in the appropriate jurisdiction and in the event that such a lawyer cannot be agreed between the parties to a replacement lawyer appointed by the President of the Law Society. The costs of such referral shall be apportioned equally between the parties.

5.    BT TRANSFERRING EMPLOYEES

5.1 The Supplier undertakes to enter into an agreement with BT which protects Marconi and each member of the Marconi Group to the extent provided for in this Schedule 10 of this Agreement (Personnel) and, to the extent that the Supplier fails to do so, the Supplier will indemnify Marconi for and on behalf of the members of the Marconi Group who are the employers of the Employees (as defined in Schedule 3 of a BT Transfer Agreement) in respect of any act or omission or obligation or liability before or after the relevant Cutover relating to the employment or remuneration of the employment of any of such Employees on the same terms as provided in this
      Schedule 10 (Personnel).

5.2   The Supplier may assign to BT the benefit of the provisions of this
      Schedule 10 (Personnel) which apply to the BT Group including those which extend to losses suffered by the BT Group.

                                                          SCHEDULE 11 - PROPERTY

                                   SCHEDULE 11

                                    PROPERTY

1.       SITES

1.1 The provisions of this Paragraph 1 shall apply to the Supplier and Approved Sub-Contractors and references to Supplier Personnel shall be construed as including references to the personnel of any Approved Sub-Contractor.

1.2 Marconi shall grant the Supplier at all reasonable times and in a timely manner access to the Non-Licensed Sites as invitees as may be necessary for the provision of the Services.

1.3      The following provisions shall apply in relation to all the Sites:

         (a) Marconi may, acting reasonably and properly, refuse to admit, or order the removal of any Supplier Personnel whose behaviour or conduct at the time he or she is seeking admittance to, or is present on, the Site renders that person unfit to be on the Site and action taken under this Paragraph 1.2 shall be confirmed in writing to the Supplier and shall not relieve the Supplier of its obligations under this Agreement;

         (b) the Supplier shall take reasonable care to ensure that, in the performance of the Services at any Site, it does not interfere to any material degree with the operations of the Marconi Group, its employees, agents or any other contractors;

         (c) the Supplier shall comply with all reasonable and proper directions issued by Marconi relating to the Supplier's access to the Sites and in particular (but without prejudice to the foregoing) any such directions issued by Marconi relating to security at the Sites provided that the Supplier shall not be required to comply with any such directions where to do so would require it (or any members of the Supplier Group or Approved Subcontractors) to breach any Applicable Legislation;

                                                          SCHEDULE 11 - PROPERTY

         (d) except as may otherwise be agreed between the Parties, the Supplier shall use all reasonable endeavours to procure that none of the Supplier Personnel do any act or omit to act at the Sites other than in connection with the provision of the Services;

         (e) the fixtures and fittings provided by Marconi shall at all times remain the property of Marconi;

         (f) the Supplier shall not provide or carry out any work involved in the provision of services to any company other than the Marconi Group from the Sites;

         (g) the Supplier shall take every care to ensure that it does not on or in the vicinity of the Sites do any act or thing which shall cause any damage or inconvenience to the Marconi Group, their employees, agents or any other contractors and where any such damage is caused, the Supplier shall forthwith make good that damage at its own expense and will indemnify and keep indemnified Marconi in respect of the direct costs of such making good; and

         (h) Marconi shall procure that the Sites are a safe working environment for Supplier Personnel who access the Sites as permitted pursuant to this Schedule 11 (Property).

2.       OCCUPATION OF LICENSED SITES

2.1 Marconi shall at its own expense provide to the Supplier sufficient accommodation and facilities (including utilities, air-conditioning and UPS etc) of a sufficient standard as may be reasonably required by the Supplier in order to provide the Services.

2.2      The Supplier shall:

         (a) not use the Licensed Sites other than for the provision of the Services;

         (b) immediately report all incidents relating to the safety, security or operation of the Licensed Sites to Marconi;

                                                          SCHEDULE 11 - PROPERTY

         (c) keep and maintain the Licensed Sites and each and every part of them used by the Supplier in a neat and tidy condition and free from any offensive or noisome matter or thing whatsoever and not to commit any waste or make any addition or alteration to the Licensed Sites;

         (d) not to cause or permit to be done any act or thing which might cause damage to any fixtures, fittings and furniture belonging to the Marconi Group and which the Supplier is permitted to use in the Licensed Sites;

         (e) not do or cause or permit to be done any act or thing at the Licensed Sites which might be or become a nuisance or inconvenience or cause damage or annoyance to the Marconi Group or other persons or which may infringe any statutory rule order or regulation for the time being in force;

         (f) not knowingly do or bring or cause or permit to be done or brought any matter or thing upon the Licensed Sites or any part of them by reason or in consequence of which the rights of the Marconi Group under any policy of insurance in respect of the Licensed Sites or either of them would or might be prejudicially affected;

         (g) permit the agents or servants of Marconi or any other person authorised by Marconi from time to time and upon reasonable notice to inspect any area of the Licensed Sites which is occupied by the Supplier for the purpose of ascertaining whether the provisions of this Paragraph 2 are being faithfully kept, observed and performed;

         (h) not make any alterations or additions of any nature whatsoever at the Licensed Sites;

         (i) if for whatever reason Marconi requires the Supplier to vacate any of the Licensed Sites Marconi shall give a reasonable period of written notice to the Supplier, and, subject to Paragraph 2.5 of this Schedule 11, vacate the relevant Licensed Site prior to the expiry of that notice period and in vacating the relevant Licensed Site the Supplier shall comply with the provisions of Paragraph 2.2 (m) of this Schedule 11(Property);

         (j) without prejudice to the provisions of Paragraph 2.2(i) above and subject to Paragraph 2.5 of this Schedule 11, vacate any of the Licensed Sites as

                                                          SCHEDULE 11 - PROPERTY

                  soon as reasonably practicable upon written demand by Marconi if Marconi reasonably and properly considers that the continued occupation of the relevant Licensed Sites may result in Marconi's landlord at the relevant Licensed Site taking proceedings for forfeiture of the lease under which Marconi holds (inter alia) the relevant Licensed Site for breach of the alienation provisions of the lease or otherwise in respect of any breach of covenant or obligation under such lease;

         (k) not exclude or impede Marconi or any other occupier from lawful access to the Licensed Sites nor exclude, impede or interfere with Marconi's continuing rights of possession, occupation and control of the whole of the premises of which the Licensed Sites form part;

         (l) not do or permit to be done any act or thing which would (other than the entering into of this Agreement) constitute a breach of the covenants on the part of the tenant and the conditions contained in the leases under which Marconi holds the various premises of which the Licensed Sites form part;

         (m) in the event of termination of this Agreement for whatever reason be responsible for removing from the Licensed Sites or part thereof any items belonging to the Supplier such removal to be under the supervision of Marconi's personnel and in the event of failure to remove all such items within [***]weeks after termination of this Agreement Marconi shall have the right to remove and dispose of any such items in any manner which it thinks fit and to leave the Licensed Sites clean and tidy;

         (n) not assign sublet part with or share possession of the Licensed Sites nor in any way deal with the benefit of any entitlement of which the Supplier may have under the provisions of this Paragraph 2 all of which are a personal arrangement between Marconi and the Supplier save as permitted by Clause 12 (Property and Personnel) of this Agreement;

         (o) not at any time without Marconi's prior written consent fix to or exhibit on the Licensed Sites or display anywhere in the Licensed Sites any placard, sign, notice, fascia board or advertisement;

                                                          SCHEDULE 11 - PROPERTY

         (p) not provide or carry out any work involved in the provision of services to any company other than the Marconi Group from the Licensed Sites;

         (q) whenever required to leave any of the Licensed Sites ensure that all the Supplier's equipment and belongings are removed from the relevant Licensed Site and that the relevant Licensed Site is left clean and tidy and where the removal of any items belonging to the Supplier has caused any damage to the relevant Licensed Site, make good forthwith any such damage and indemnify and keep indemnified Marconi for and on behalf of members of the Marconi Group in respect of any costs, expenses or liabilities of whatsoever nature incurred by it or them arising out of such damage; and

         (r) acknowledge that this is an occupational licence and the relationship of landlord and tenant shall not arise between the Parties.

2.3 If the Supplier shall fail materially to observe and perform any of the agreements and undertakings on its part contained in this Schedule 11 in relation to any of the Licensed Sites then Marconi may by notice in writing served upon the Supplier require the Supplier to remedy any such failure within fourteen (14) days and if the Supplier shall not within that period of fourteen (14) days remedy such failure, Marconi may determine the licence in relation to the relevant Licensed Site and the Supplier shall thereupon forthwith vacate the relevant Licensed Site and remove therefrom all things belonging to the Supplier and the provisions of Paragraph 2.2 (m) of Schedule 11 shall apply. Any Changes to the Services required as a result of the operation of this Paragraph
         2.3 shall be dealt with through Change Control (provided that they shall not result in any increase to the Charges).

2.4 If at any time Marconi, in its reasonable discretion, requires the Supplier to enter into leases or sub-leases (as the case may be) of any of the Licensed Sites, then Marconi and the Supplier shall each use all reasonable endeavours to agree the terms of any such leases or sub-leases on terms that are commensurate with the respective responsibilities and liabilities of the parties under this Schedule 11 and both Parties shall act reasonably and expeditiously in so doing.

                                                          SCHEDULE 11 - PROPERTY

2.5 In the event that the Supplier is required to vacate any of the Licensed Sites pursuant to Paragraphs 2.2(i), 2.2(j) or 2.2(k) of this
         Schedule 11 or otherwise, Marconi shall at its own expense provide the Supplier with sufficient alternative accommodation and facilities (including utilities, air-conditioning and UPS etc) of a sufficient standard to enable the Supplier to be able to provide the Services and the Supplier shall not be liable or responsible for any interruption in the provision of the Services to the extent to which such interruption is caused directly or indirectly by such vacation or by the re-location of the Supplier to the alternative accommodation Provided That the Supplier shall use all reasonable endeavours to ensure that there is no interruption in the provision of the Services during such vacation or re-location and that where there is any such interruption it shall be remedied as quickly as is reasonably practicable. Associated relocation costs shall be for Marconi's account and shall be agreed in accordance with Schedule 9 (Change Control).

2.6 In the event that the Supplier is required to vacate any of the Licensed Sites pursuant to Paragraph 2.3 of this Schedule 11, Marconi shall at the expense of the Supplier provide the Supplier with sufficient alternative accommodation and facilities (including utilities, air-conditioning and UPS etc) of a sufficient standard to enable the Supplier to be able to provide the Services and the Supplier shall ensure that there is no interruption in the provision of the Services during such vacation or re-location of the Supplier to the alternative accommodation Provided That where any such interruption occurs the Supplier shall use all reasonable endeavours at its own cost to ensure that any such interruption is remedied as quickly as is reasonably practicable.

                                                             SCHEDULE 12 - AUDIT

                                   SCHEDULE 12

                                      AUDIT

1.       ACCESS TO PREMISES, DATA AND STAFF

1.1 Subject always to Paragraphs 1.3 and 1.5 and for the purposes shown in Paragraph 2, the Supplier shall permit, or shall procure that the relevant member of the Supplier Group shall permit:

         (a) the Marconi Group's personnel and authorised agents and representatives;

         (b) the Marconi Group's auditors (internal and external, and whether financial, qualitative or otherwise) or consultants, subject to the prior approval of the Supplier (such approval not to be unreasonably withheld or delayed); and

         (c) any other person to whom the Marconi Group is required legally to provide the same,

         with access to its property, personnel, documents, records, systems, processes and procedures as is reasonably necessary or required by law for the purposes of carrying out the audit functions described in this Schedule, including for the purpose of providing reasonable assistance in understanding or interpreting information to which the Marconi Group has access under this Schedule. Except in relation to audits for the purposes shown in Paragraphs 2.1(b) and 2.1(c), the Supplier will not be required to provide such access more than once in any consecutive twelve (12) month period, in any single site or location.

1.2 The Supplier shall nominate a contact person for any audit who shall be the central communication point and organiser for the performance of the Supplier's responsibilities under this Schedule.

1.3 Marconi shall, or shall procure that, the relevant member of the Marconi Group shall provide no less than ten (10) Business Days (unless the access is required in response to a breach of the Supplier's obligations) notice to the Supplier stating the audit dates, scope of the audit and auditors.

                                                             SCHEDULE 12 - AUDIT

1.4 Marconi shall, or shall procure that, the relevant member of the Marconi Group shall use reasonable endeavours to:

         (a) ensure that the numbers of individuals are kept to a reasonable level, such that they will not deflect the Supplier from meeting its obligations under this Agreement and to the extent that the failure to meet the Service Levels is solely attributable to the performance of the audit, the Supplier shall have no liability in relation thereto unless the audit is being carried out in response to a breach of the Supplier's obligations; and

         (b) ensure that the individuals performing the audit comply with security or other site regulations pertaining to any relevant Supplier (or Authorised Sub-contractor) premises.

1.5 No agent, representative, auditor or other person may be appointed under Paragraph 1.1 unless that appointee is subject to duties of confidentiality no less stringent than the provisions of Clause 16 (Confidentiality) except where and to the extent that such duties would impede any legal or regulatory duty to which the appointee is subject in connection with or which relates to the audit.

1.6 Marconi shall, and shall procure that its agents, representatives, auditors and other persons appointed under Paragraph 1.1 shall, use the access granted and the information obtained pursuant to this Schedule 12 (Audit) only for the purposes specified in Paragraph 2.1.

2.       PURPOSES

2.1 The purposes to which Paragraph 1 refers for which the access referred to in that Paragraph is to be provided are to allow the Marconi Group to:

         (a) carry out disaster recovery reviews of the Supplier's controls, facilities and equipment relating to the Supplier's obligations under this Agreement;

         (b) carry out all applicable regulatory reviews and audits which the Marconi Group is required to undertake or to which the Marconi Group is subject (including to the extent that they relate to the Services);

         (c) comply with Applicable Legislation, including audits legally required in relation to any member of the Marconi Group;

                                                             SCHEDULE 12 - AUDIT

         (d) carry out risk reviews of the Marconi Group (or any member of the same entitled to receive the Services) for internal risk purposes;

         (e)      verify the confidentiality and security of Marconi Data;

         (f)      review the  security procedures of the Supplier;

         (g)      verify the Supplier's adherence to the Service Levels;

         (h) review compliance with agreed protocols and standards (as initially listed in Schedule 3 and thereafter amended in accordance with Change Control);

         (i) verify the Supplier's calculation of the Charges by examining the Supplier's records relating to "Resource Units" (as defined in Schedule 4 (Charges/Rate Card)) (where applicable), subject to the provisos in Paragraph 3.1(a); and

         (j)      verify any amounts claimed by the Supplier pursuant to
                  Schedule 13 (Termination Compensation), subject to the provisos in Paragraph 3.1(a). The Supplier shall provide statements of relevant information from the Supplier's (or its Approved Sub-Contractor's) auditors for the purpose of such verification,

2.2 The period to which any such audit relates shall be limited to the twelve (12) month period immediately prior to the audit, or such longer period as may reasonably be required in order to reasonably satisfy the purpose of the audit.

3.       PROVISION OF MATERIAL AND ASSISTANCE

3.1 The Supplier shall maintain in accordance with Best Industry Practice records of and supporting documentation for:

         (a) all financial transactions directly relating to the Charges and for performance of or failure to meet the Service Levels (provided that this obligation does not require the Supplier to make available underlying or "open book" financial information relating to its or its Authorised Subcontractors' cost of providing the Services or its profit margins); and

                                                             SCHEDULE 12 - AUDIT

         (b) records of relevant and reasonable non-financial matters or activities in accordance with generally accepted industry methods and procedures including details of the Supplier's policies and procedures relating to the management of the IT environment for the supply of the Services and all other records detailed elsewhere in this Agreement.

3.2 To the extent that the information referred to in Paragraph 3.1 relates to Services provided or substantially provided by the Supplier's Approved Subcontractors, the Supplier shall ensure that it has been granted, in relation to such Approved Subcontractors, audit rights substantially the same as those given to Marconi pursuant to this
         Schedule 12 (Audit), and if requested by Marconi, the Supplier shall exercise those rights in order to obtain and make available to Marconi for the purposes of this Schedule 12 (Audit) the information referred to in Paragraph 3.1. The Supplier's reasonable costs relating to the exercise of its audit rights against such subcontractors (including the reasonable costs of any agents, representatives, auditors or consultants engaged for such purposes) shall be borne by Marconi.

3.3 The Supplier shall give all reasonable assistance to all appointees under Paragraph 1 of this Schedule 12 (Audit) to understand or interpret the records and supporting documentation to which Paragraphs
         3.1 and 3.2 refer, and shall co-operate with all reasonable requests of such appointees.

4.       COST OF EXAMINATION

         Marconi shall bear the costs of itself and of any agents, representatives, auditors or consultants (including any software, tools or other items relating thereto) of any examination undertaken pursuant to these audit provisions. Save as provided for in Paragraph 3.2, the Supplier shall not make any charge for compliance with this Schedule 12 (Audit), including the provision of all such reasonable assistance or information.

5.       RECOVERY OF COSTS AND EXCESS PAYMENTS - MONETARY AUDITS

5.1 Where the examination reveals that the Supplier has incorrectly invoiced Marconi then the Supplier shall, at Marconi's sole option, re-pay the overpayments or shall give full credit for any such excess to Marconi in its subsequent invoices until such excess is repaid in full.

                                                             SCHEDULE 12 - AUDIT

5.2 Where (and to the extent that) the sum of any overpayment determined pursuant to Paragraph 5(1) is, in the opinion of the Supplier (acting reasonably), the subject of a bona fide dispute, that sum may be withheld from the repayment or credit pending resolution of the dispute, but the undisputed portion shall be paid or credited by the Supplier in accordance with Paragraph 5(1). After settlement of the dispute, any amount agreed or determined to be payable or repayable shall be due forthwith, together with Default Interest thereon.

6.       RETENTION OF RECORDS

         The Supplier shall retain all records relevant to these audit functions during the term of this Agreement. Thereafter all such records shall be delivered to Marconi as part of Exit Management.

                                          SCHEDULE 13 - TERMINATION COMPENSATION

                                   SCHEDULE 13

                            TERMINATION COMPENSATION

1.       DEFINITIONS

         In this Schedule 13 (Termination Compensation), the following definitions shall apply:

         "BASIC COSTS" means:

         (i) the net value of un-amortised investments (excluding equipment) reasonably made by the Supplier Group for the sole or primary purpose of providing the terminated Services to the Marconi Group; and

         (ii) any other costs or expenses that are reasonably incurred by the Supplier Group as a direct consequence of termination of this Agreement (including costs or expenses payable by the Supplier Group under any sub-contracts between the Supplier Group and its Approved Subcontractors) (or in the case of partial termination of the Agreement, the relevant part of the Agreement).

         "LOST PROFITS" means a sum equal to the Supplier's anticipated gross profit margin for the terminated Services which it would have achieved under this Agreement, had those Services not been terminated, [***]as such sum is verified by the Supplier's independent auditors[***].

2.       TERMINATION WITHOUT CAUSE

2.1      TERMINATION [***]

         Where Marconi has terminated this Agreement (or part of it) pursuant to Clause 13.1 (Termination without Cause) or Clause 13.4 (Change of Control) [***]Marconi shall pay (in accordance with Clause 4.1 of this Agreement):

         (a)      the Supplier's Lost Profits; and

         (b)      the Supplier's Basic Costs.

         2.2      [***][***]

                                          SCHEDULE 13 - TERMINATION COMPENSATION

3.       ASSETS

         Assets will be dealt with in accordance with Clause 14.7 (Asset Arrangements) of this Agreement.

4.       PERSONNEL

         Redundancy costs (if any) payable by the Marconi Group in the event of termination shall be dealt with in accordance with Schedule 10 (Employment).

5.       MITIGATION OF LOSS

         The Supplier shall take all reasonable steps to mitigate its Losses arising from Marconi's termination of this Agreement.

         6.       [***][***]

                                                   SCHEDULE 14 - EXIT MANAGEMENT

                                   SCHEDULE 14

                                 EXIT MANAGEMENT

1.       DEFINITIONS

         In this Schedule 14 (Exit Management) the following additional definition applies:

         "EXIT PERIOD" means the period during which the Parties shall perform their obligations under the Exit Arrangements, for such period as is specified in the Exit Plan or otherwise as agreed between the Parties.

2.       EXIT MANAGEMENT OBLIGATIONS

2.1 The obligations set out in this Schedule 14 (Exit Management) do not represent an exhaustive list of the actions to be taken by either Party and the Supplier shall provide such co-operation, information and assistance as Marconi (or its replacement supplier) reasonably requires to effect a complete migration of the Services being provided at the date of termination or expiry, during the Exit Period.

2.2 The Parties shall use all reasonable endeavours to minimise the disruption to the other's business.

2.3 The Supplier shall deliver to Marconi (at the times specified in the Exit Plan), details of all Services being provided by the Supplier and its Approved Subcontractors at the date of termination or expiry and, to the extent that they are used in order to provide the Services, of the following:

         (a) all the Supplier owned assets and Approved Subcontractor owned assets used to deliver the Services at the date of termination or expiry;

         (b) all commercially available Supplier owned Intellectual Property used by the Supplier in the provision of the Services at the date of termination or expiry;

                                                   SCHEDULE 14 - EXIT MANAGEMENT

         (c) all third party Intellectual Property used by the Supplier in provision of the Services at the date of termination or expiry;

         (d) an up to date schedule of all Third Party Providers and third party contracts used by the Supplier in the provision of the Services at the date of termination or expiry; and

         (e) a copy of existing service manuals and other relevant documents detailing all processes and procedures specifically used in the provision of the Services at the date of termination or expiry.

2.4 At Marconi's request, the Supplier shall co-operate with Marconi in good faith and provide reasonable assistance to facilitate Marconi to obtain suitable licences and/or permissions from the Supplier's strategic suppliers and partners to enable Marconi to have continued access to, and use of, Intellectual Property required by Marconi for the continued provision of the Services by Marconi or a Third Party Provider.

2.5 The Supplier shall deploy the appropriately knowledgeable and skilled staff to perform its obligations under this Schedule 14 (Exit Management).

2.6 During the Exit Period the Supplier shall not without the prior written consent of Marconi (which consent shall not be unreasonably withheld or delayed):

         (a) take any steps which would increase the costs payable by Marconi at termination or expiry; or

         (b) make any changes to the Service otherwise than in accordance with Change Control.

2.7 The Supplier shall provide (and shall use reasonable endeavours to procure that its Approved Subcontractors shall provide) such access as Marconi and/or its appointed agents and Third Party Providers may reasonably require to achieve the aims and objectives of the Exit Plan. In exercising such access, Marconi shall use reasonable endeavours to minimise the disruption to the Supplier Group's and the relevant Approved Subcontractors' businesses.

                                                   SCHEDULE 14 - EXIT MANAGEMENT

2.8 On or within [***] days after the date of effective termination or expiry or as otherwise specified in the Exit Plan (and to the extent not already done) the Supplier shall (and shall procure that its subcontractors shall):

         (a) hand back all security passes and authorisations which are outstanding in relation to the Supplier's Personnel, agents, or sub-contractors in respect of attendance on site at any of the Marconi Group's Sites;

         (b) return all of the following to the extent that it is in the possession or control of the Supplier or its Authorised
                  Subcontractors:

                  (i) all Confidential Information of the Marconi Group including all copies thereof; and

                  (ii) all documentation, files, records and other materials relating to the Services (whether created by the Supplier Group or its Authorised Subcontractors) and the media upon which the same are stored (other than items in which the Supplier retains ownership of the Intellectual Property and which are not to be licensed to the Marconi Group beyond termination or expiry), provided that the Supplier and its Authorised Subcontractors (to the extent that such materials are relevant to them) may retain a single copy of such materials for archival purposes (and further provided that the materials shall remain subject to the confidentiality obligations of Clause 16 (Confidentiality)).

         (c) return all Marconi Assets in the possession or control of the Supplier;

         (c) deliver a copy of all Marconi Software and Marconi Data in the possession or control of the Supplier (in the format most appropriate for the Marconi Software and/or Marconi Data) and shall destroy, or procure the destruction of, any remaining electronic copies of such Marconi Software or Marconi Data;

         (e) provide Marconi with a detailed description and status report of all breaches of this Agreement of which the Supplier is aware, which have not been corrected or resolved as at the date of termination or expiry

                                                   SCHEDULE 14 - EXIT MANAGEMENT

                  insofar as they have affected, affect or might affect the termination of the Service; and

         (f) provide all of the normal periodical reports which the Supplier has been obliged to provide (or has agreed to provide) to Marconi throughout this Agreement made up to the effective termination or expiry date or the closest date possible thereto.

2.9 Forthwith upon the performance by the Supplier of all of its obligations under the Exit Arrangements to the reasonable satisfaction of Marconi, Marconi will sign a copy of the Exit Plan to confirm its acceptance of such performance whereupon the Supplier's obligations under this Schedule shall be discharged.

2.10 Payment (if any) for the Supplier's performance of the obligations set out in this Schedule shall be as specified in Clause 14.5(2) of this Agreement.

2.11 The Supplier shall not be obliged to provide any information or access to any replacement supplier as envisaged by this Schedule 14 (Exit Management) unless that replacement supplier is subject to duties of confidentiality no less stringent than the provisions of Clause 16 (Confidentiality).

                                                            SCHEDULE 15 - BUDGET

                                   SCHEDULE 15

                                     BUDGET

                                         SCHEDULE 16 - FORM OF COUNTRY AGREEMENT

                                   SCHEDULE 16

                            FORM OF COUNTRY AGREEMENT

DATE:

PARTIES:

(1) [CSC AFFILIATE], a company incorporated under the laws of [*] [, with company number *], whose [registered office][principal place of business] is at * (the "SUPPLIER"); and

(2) [MARCONI AFFILIATE] a company incorporated under the laws of [*][, with company number *], whose principal place of business is at * ("MARCONI (TERRITORY)").

BACKGROUND:

(A) CSC International Systems Management Inc. ("CSC"), Marconi Corporation plc and Marconi Communications Limited are parties to a Master Services Agreement dated * (the "MASTER SERVICES AGREEMENT") for the provision by CSC of the Services.

(B) Under the Master Services Agreement, the provision of the Country Services may be delivered by the Supplier.

(C) Accordingly, the Supplier has agreed to deliver and Marconi (Territory) has agreed to pay for the Country Services, subject to the terms of this Agreement.

IT IS AGREED as follows:

1.    DEFINITIONS

      In this Agreement, except as provided in this Agreement the defined terms in the Master Services Agreement have the same meaning, and the following definitions apply, unless the context otherwise requires:

      "COUNTRY CHARGES" means the Charges payable in accordance with the Master Agreement in respect of the provision of the Country Services;

                                         SCHEDULE 16 - FORM OF COUNTRY AGREEMENT

      "COUNTRY SERVICES" means all those Services required to be performed in the Countries in the Invoice Region under the Master Agreement, whether or not from locations in the Invoice Region; and

      "INVOICE REGION" means [Germany][Italy][UK & Ireland][North America (as defined in Schedule 4 (Charges) to the Master Services Agreement)][Rest of World (as defined in Schedule 4 (Charges) to the Master Services Agreement);]

2.    SUPPLY OF SERVICES

      The Supplier shall provide the Country Services in the Invoice Region and Marconi (Territory) shall pay for them, subject to the terms of this Agreement.

3.    CHARGES

      The Supplier shall be entitled at the times and in the manner provided in the Master Services Agreement in relation to invoices for the Charges, to invoice Marconi (Territory) for the Country Charges, and Marconi (Territory) shall pay the invoiced amount in accordance with the provisions of the Master Agreement applicable to the payment of the Charges.

4.    CLAIMS

(1) The parties acknowledge that any default in the provision of the Country Services is subject to the terms of the Master Services Agreement; accordingly, except in respect of the non-payment of the Country Charges in accordance with Clause 3, neither party shall have any claim against the other under this Agreement, except to the extent such liability cannot be excluded or limited by mandatorily applicable law in the whole or any part of the Invoice Region.

(2) Any claim for non-payment of the Country Charges shall be dealt with in accordance with the Master Services Agreement.

5.    TERM AND TERMINATION

      This Agreement shall come into effect on the date it has been signed by both the Supplier and Marconi (Territory), and shall automatically terminate with immediate effect:

                                         SCHEDULE 16 - FORM OF COUNTRY AGREEMENT

      (a)   upon termination or expiry of the Master Services Agreement; or

      (a) if either party ceases to be a member, in the case of the Supplier, of the Supplier Group or, in the case of Marconi (Territory), the Marconi Group.

6.    GOVERNING LAW

      The construction, interpretation and performance of this Agreement and all transactions under this Agreement shall be governed by the laws of England and Wales without reference to the UNCITRAL Conventions on Contracts for the International Sale of Goods and without giving effect to any provision of such law relating to conflict of laws; provided that, if any provision of this Agreement is required by the mandatorily applicable laws of the Invoice Region or any Country within the Invoice Region to be subject to the laws of the Invoice Region or that Country, the construction, interpretation and performance of such provision insofar as it applies to the Invoice Region or that Country shall be governed by the internal laws of the Invoice Region or (as the case may be) that Country without reference to the UNCITRAL Conventions on Contracts for the International Sale of Goods. To the extent permitted by such applicable law, the Parties hereby waive any provision of law that renders any provision of this Agreement unenforceable in any respect.

7.    LANGUAGE

      The Parties have requested that this Agreement and all documents contemplated by this Agreement or relating to it be drawn up in the English language.

EXECUTION

The Parties have shown their acceptance of the terms of this Agreement by executing on the date first written above.

SIGNED by                                                     )
[  ]                                                          )
duly authorised for and on behalf of                          )
CSC (AFFILIATE)                                               )

                                         SCHEDULE 16 - FORM OF COUNTRY AGREEMENT

SIGNED by                                                     )
[  ]                                                          )
duly authorised for and on behalf of                          )
MARCONI (TERRITORY)                                           )

                                                SCHEDULE 17 - TECHNOLOGY REFRESH

                                   SCHEDULE 17

                               TECHNOLOGY REFRESH

1.    SCOPE OF REFRESH

(1) The Supplier shall (at its cost) replace with new equipment and software, all equipment and software of the following description that is deployed or used by the Marconi Group on the last day of each of the rolling periods stated below in relation to the description of equipment in question:

      Equipment                             Period of Refresh
      ---------                             -----------------
      Desktop and laptop PC hardware and    Over the first [***]years commencing
      operating system.                     from Cutover of the relevant
                                            Services in respect of which the
                                            assets in question are used, on a
                                            rolling basis of at least [***]per
                                            year, and thereafter every [***]
                                            years on a rolling basis of at least
                                            [***]per year (but in either event,
                                            refresh of 100% by the end of the
                                            relevant period).

      Software for use on the desktop       With rollout of refreshed desktop
      and laptops to provide office         and laptop PC hardware, subject to
      automation, network access and        Marconi having first acquired
      access to applications                (at its own cost) the relevant
                                            software licences.
      ("STANDARD OPERATING ENVIRONMENT")

(2) The level of specification of the new equipment and software to be supplied by the Supplier shall be no less than a level which is equivalent or (where no equivalent specification exists) comparable to the level of the specification of the equipment or software to be replaced, as that latter specification stood in the market when the equipment or software to be replaced was acquired by the Marconi Group or (in the case of any supply under this Schedule 17 (Technology Refresh), the Supplier).

(3)   The policy and approach to be used for Technology Refresh is detailed in
      Schedule 3 (List of Standards and Policies).

                                            SCHEDULE 18 - CONTINUOUS IMPROVEMENT

                                   SCHEDULE 18

                             CONTINUOUS IMPROVEMENT

1.    PURPOSE OF THE SCHEDULE

      The purpose of this Schedule 18 (Continuous Improvement) is to define the process for the identification and promotion of ongoing improvement to the Services, focused on the delivery of benefits (including financial benefits) to the Marconi Group (the "CONTINUOUS IMPROVEMENT PROGRAM" or "CIP").

2.    CIP PROCESS

2.1 The Supplier shall proactively identify and communicate to Marconi potential improvements to the Services ("CIP INITIATIVES").

2.2 Where the Supplier identifies a potential CIP Initiative, the Supplier shall notify Marconi in writing by providing Marconi with a summary description of the proposed improvement, together with details of the anticipated benefits of the proposed improvement (and/or financial improvement) to Marconi.

2.3 Where Marconi wishes to pursue a CIP Initiative, it shall identify the CIP Initiative to the Supplier, and the review, approval and implementation of the CIP Initiative shall be dealt with in accordance with Change Control or as a Project.

3.    CIP REGISTER

      The Supplier shall maintain a register (in a format reasonably agreed between the Parties) to record, monitor the progress of, and provide an audit trail of all identified CIP Initiatives.

                                                      SCHEDULE 19 - BENCHMARKING

                                   SCHEDULE 19

                                  BENCHMARKING

1.    DEFINITIONS

1.1 In this Schedule, the following additional definitions apply, unless the context otherwise requires:

      "ASSESSMENT" means any of the exercises to which Paragraph 2.1 refers in relation to any or all of the Services;

      "BENCHMARKER" means the third party appointed to undertake an Assessment in accordance with Paragraph 3.1;

      "BENCHMARK CHARGE" means the charge within the Normalised Data Sample that is either equal to the Notional Benchmark Amount or (in the absence of such a charge) the next higher charge that is closest to the Notional Benchmark Amount (in either case regardless of whether or not there is more than one charge satisfying that description);

      "FIRST UNIT CHARGES" means the charges which the Supplier proposes shall take, or (as the case may be) have taken, effect from the beginning of the third Service Year;

      "NORMALISED DATA SAMPLE" means a sample of data relating to contracts in accordance with Paragraph 4.2;

      "NOTIONAL BENCHMARK AMOUNT" means[***];

      "RELEVANT SERVICES" means the Services within the scope of an Assessment;

      "SERVICE YEAR" in relation to a Relevant Service, means each period of twelve (12) months or part thereof during the term of this Agreement commencing on the Cutover of those Relevant Services, and each anniversary thereof.

1.2 All references in this Schedule 19 (Benchmarking) to the Charges shall for the avoidance of doubt include the First Unit Charges.

2.    TYPES OF ASSESSMENT

                                                      SCHEDULE 19 - BENCHMARKING

2.1 Subject to the terms of this Schedule 19 (Benchmarking), Marconi shall be entitled from time to time by notice to the Supplier to undertake one or more of the following exercises in relation to the Services described in the notice:

      (a)   Value for Money Benchmarking in accordance with Paragraph 4;

      (b) Service Management Performance Assessment in accordance with Paragraph 5; and

      (c)   Stakeholder Satisfaction Survey in accordance with Paragraph 6.

2.2   Marconi shall not be entitled:

      (a) to undertake the same Assessment in relation to the same Relevant Services more than once during any period of twelve months, and for this purpose time shall start to run from the date on which the Assessment commences; or

      (b) to conduct Value for Money Benchmarking in relation to any Services at any time before the beginning of the third Service Year, but without prejudice to Marconi's right to prepare for undertaking any such Assessment with effect from the beginning of the third Service Year.

3.    APPOINTMENT OF BENCHMARKER

3.1   APPOINTMENT

(1) Any third party appointed to undertake an Assessment shall be appointed jointly by the Parties, or failing agreement between them within ten (10) Business Days from the date of a notice served on the Supplier by Marconi for the purpose of this Paragraph 3, by Marconi acting in accordance with Paragraph 3.1(2).

(2)   Subject to Paragraph 3.1(3), Marconi shall appoint:

      (a) one of Gartner Group, Morgan Chambers, TPI or any successor to any of their benchmarking businesses; or

      (b)   any other suitably qualified and experienced person,

                                                      SCHEDULE 19 - BENCHMARKING

      provided that in any case the appointee is able and willing to act and that, at the time of the appointment, the appointee has no manifest conflict of interest in his dealings with the Supplier or any of its Approved Sub-contractors, whether as a result of being a direct competitor of the Supplier or any of its Approved Sub-contractors, or otherwise.

(3) In relation to Value for Money Benchmarking, Marconi shall not appoint any third party who is unable for the purposes of the Assessment to compile a Normalised Data Sample.

3.2   TERMS OF APPOINTMENT

      In all cases the terms of appointment of the Benchmarker shall include:

      (a) a commitment by the Parties to supply the Benchmarker with the assistance, documents and information it requires for the purpose of the Assessment and, in the case of the Supplier, a commitment to use all reasonable endeavours to procure that its sub-contractors do the same;

      (b)   a requirement on the Benchmarker:

            (i) to use a Normalised Data Sample for the purpose of Value for Money Benchmarking; and

            (ii) give its determination within twenty eight (28) Business Days or (if longer) such other reasonable period, and to hold professional indemnity insurance both then and for three (3) years following the date of its report; and

      (c) a requirement that the Benchmarker be subject to duties of confidentiality no less stringent than the provisions of Clause 16 (Confidentiality) of this Agreement.

3.3   CONFIDENTIALITY OF RESULTS

      The results of the Assessment shall be deemed to be the Confidential Information of each Party for the purposes of Clause 16 (Confidentiality).

3.4   CHARGES OF THE BENCHMARKER

                                                      SCHEDULE 19 - BENCHMARKING

(1) Subject to Paragraph 2.4(2), the reasonable charges of the Benchmarker for the Assessment shall be for Marconi's account, provided that if the charges of a Benchmarker, which could have been appointed except for being a direct competitor of the Supplier, are lower than those of the appointee, the difference shall be for the Supplier's account.

(2) Where the Supplier requests that the Benchmarker's report includes any of the additional information to which Paragraph 4.1(2)(a) to (c) refers, and Marconi does not require that information, then the costs of the Benchmarker in providing that additional information shall be for the Supplier's account.

4.    VALUE FOR MONEY BENCHMARKING

4.1   PURPOSE

(1) The Parties acknowledge that the purpose of Value for Money Benchmarking shall in all cases include a determination of where the Charges for the Relevant Services in question stand in relation to the Benchmark Charge, but shall include other purposes which the Parties agree and are accepted by the Benchmarker.

(2) The report of the Benchmarker may include at the request of either Party (and if accepted by the Benchmarker) the following information, in addition to the determination to which Paragraph 4.1(1) refers:

      (a)   the identity of market competitors to the Supplier;

      (b)   trends in pricing of services in the field of the Relevant Services;
            and

      (c) comparisons to services in the field of the Relevant Services provided to undertakings engaged in the same industry sector as the Marconi Group.

4.2   NORMALISED DATA SAMPLE

(1) The data sample to be used for the purposes of a Value for Money Benchmarking shall be a normalised sample, including service charges, of not less that [***]contracts for the provision of services (whether alone or together with other services) within the field of the Relevant Services and prepared in accordance with Paragraph 4.2(2); the Benchmarker may take into account any greater number of such contracts as he may reasonably determine.

                                                      SCHEDULE 19 - BENCHMARKING

(2) The Benchmarker may (acting reasonably) determine the contracts to be taken into account for the purposes of the sample, but he shall adjust the information taken into account from those contracts to reflect the following factors:

      (a)   the nature and volumes of the Relevant Services;

      (b) the performance of the Relevant Services against the Service Level Agreement in the period up the date on which the Value for Money Benchmarking commences;

      (c) the provisions of the Service Level Agreement applicable to the Relevant Services;

      (d) differences in relation to taxes, levies, exchange controls, laws and regulations, and prevailing trade conditions between the territories in which the Relevant Services are provided;

      (e) the degree of satisfaction of the service levels or metrics required under the relevant contract to be met by the services within the field of the Relevant Services;

      (f) liabilities accepted by the Supplier and Approved Subcontractors when entering into this Agreement and the Asset Transfer Agreement; and

      (g)   [***].

4.3   THE BENCHMARKER'S REPORT

(1)   [***].

(2) The Benchmarker acts as an expert and not an arbitrator and the provisions of this Paragraph 4 are not a quasi-judicial procedure.

4.4   IMPLICATIONS OF THE BENCHMARKER'S REPORT

(1) Subject to Paragraph 4.4(2), where the Benchmarker concludes that the Charges for the Relevant Services are greater than the Benchmark Charge (the difference being the "Delta"), the Supplier shall consider his report and within twenty eight (28) days of the date of receipt of the report by the Supplier, make reasonable proposals in writing to Marconi

                                                      SCHEDULE 19 - BENCHMARKING

      [***]

      [***]

      [***]

      [***]

      [***] .

(2) The Supplier's proposals under Paragraph 4.4(1) may comprise all or any combination of the matters to which Paragraph 4.4(1)(a) and (b) refers, except that the Supplier shall in any event submit a proposal in compliance with Paragraph 4.4(1)(a)(i).

(3) Marconi shall within twenty eight (28) days from receipt of the Supplier's proposal(s) under Paragraph 4.4(1) inform the Supplier which of the proposal(s) it requires to be implemented, and in default of doing so, Marconi shall be deemed to have selected[***].

(4) Subject to Paragraphs 4.4(5) and (6), the Parties shall implement whichever of the Supplier's proposal(s) Marconi selects[***].

(5)   [***]

      [***]

      [***]

(6)   [***].

4.5   REGULATED ACTIVITIES

      Where any Relevant Services constitute or are subject to Regulated Activities, any changes to the Charges which would otherwise be required as a result of Paragraph 4.4 shall only take effect in accordance with Clause 3.7(2) (Regulated Activities).

5.    SERVICE MANAGEMENT REVIEW

5.1   PURPOSE

                                                      SCHEDULE 19 - BENCHMARKING

      The Purpose of the service management review is to assess whether or not the Supplier is meeting its Services obligations effectively and whether improvements should be made.

5.2   SCOPE AND TERMS OF ENGAGEMENT

(1) The Benchmarker shall be required to conduct a Service Management assessment covering the following key areas:

      (a)   key Service Management processes of:

            (i)   problem management;

            (ii)  Change management; and

            (iii) Help Desk;

      (b)   performance and management reporting;

      (c)   meeting effectiveness;

      (d)   contract and relationship management; and

      (e)   billing.

(2) The Services Management benchmark will examine the effectiveness and efficiency in performing the areas identified above, specifically covering:

      (a) interfaces between the Supplier and Marconi's operational employees and Marconi's other third party service providers (if relevant);

      (b)   pro-active analysis and recommendations in the performance reports;

      (c)   the accuracy of the billing report information; and

      (d)   the knowledge, ability, helpfulness and efficiency of the helpdesk;
            and

      (e)   the efficiency of performing Changes.

(3) The Services Management Review will consider the prevailing operational processes and whether the processes are being adhered to.

                                                      SCHEDULE 19 - BENCHMARKING

5.3   AUDIT

      The foregoing provisions of this Paragraph 5 do not affect Schedule 12 (Audit).

6.    STAKEHOLDER SATISFACTION REVIEW

6.1   PURPOSE

      A survey of key Marconi business stakeholders identified by Marconi to determine the level of satisfaction of those stakeholders in relation to the Services actually received.

6.2   SCOPE AND TERMS OF ENGAGEMENT

      The Benchmarker shall be required to develop a questionnaire in conjunction with Marconi and the Supplier, obtaining business stakeholder views on the Supplier's:

      -     level of pro-active support;

      -     change support and responsiveness;

      -     problem identification and resolution effectiveness;

      - helping the business to plan for the future through technology leadership;

      -     basic service delivery effectiveness;

      -     project delivery success and consistency;

      -     value add for exploitation of technology and other CIP Initiatives;

      -     quality of communications; and

      - overall achievement of Marconi's stated business aims and objectives.

7.    ACTIONS ARISING FROM A BENCHMARKING EXERCISE

      Subject to Paragraph 4.4, the Parties shall (acting through the IT Governance Team) consider any other recommendations of the Benchmarker, with any Changes arising as a result thereof being subject to Change Control.

                                                        SCHEDULE 20 - GOVERNANCE

                                   SCHEDULE 20

                                   GOVERNANCE

1.    PURPOSE

1.1 The purpose of this Schedule 20 (Governance) is to detail the framework that needs to be established to plan, direct and monitor the delivery of the Services.

1.2   Specifically this Schedule covers:

      -     management roles & responsibilities including:

            -->   account & relationship management;

            -->   contract management;

            -->   service performance; and

            -->   associated governance activities.

      -     controlling bodies;

      -     meetings (purpose, constitution, frequency, location);

      -     reporting; and

      -     performance monitoring.

1.3 This Schedule 20 (Governance) is not intended to replace the Supplier's operational management structures necessary to deliver the Services nor any Project specific governance structures that may be agreed from time to time.

1.4 Marconi and the Supplier acknowledge that the governance structures outlined in this Schedule may evolve over time as the relationship matures.

2.    GUIDING PRINCIPLES

2.1 All governance activity shall comply with the following guiding principles:

      - Marconi will be responsible for strategy and the Supplier will be responsible for operational matters;

      - the focus of the governance structures shall be to ensure that all activities remain aligned to Marconi's business strategies and objectives;

                                                        SCHEDULE 20 - GOVERNANCE

      - Marconi will chair meetings and have the casting vote (for the avoidance of doubt, where decisions relate to proposed Changes, those Changes will be implemented through Change Control);

      - the governance organisational structures will, to the extent applicable, be mirrored by both Marconi and the Supplier;

      - all members of governing bodies, and all attendees of governance meetings, will be of appropriate seniority and with appropriate levels of empowerment to take necessary decisions and actions; and

      -     minutes of all meetings will be produced and circulated within two
            (2) weeks of the meeting date.


3.    GOVERNANCE STRUCTURE

      The governance structure shall be as detailed in the following diagram:

                    OUTSOURCED SERVICE GOVERNANCE STRUCTURE

                          CORPORATE IT GOVERNANCE BOARD
--------------------------------------------------------------------------------
                                             - Service Credit Recommendations

                                             - Service Change Requests for

- IT Strategic Plan                          Commercial Approval

- Approvals                                  - Business Demand Plans

                                             - Technology Change Recommendations

                                             - Unresolved Issues

                           REGIONAL GOVERNANCE BOARDS
--------------------------------------------------------------------------------
UK &     Italy     Germany     CALA     US Network     US Wireless      US BBRS
ROW                                     Components     Software and
                                                       Services

                                                        SCHEDULE 20 - GOVERNANCE

4.    GOVERNANCE BOARDS

4.1   CORPORATE IT GOVERNANCE BOARD

(1) The Corporate IT Governance Board is the main governing body for this Agreement.

(2) The Corporate IT Governance Board is primarily responsible for managing the relationships between the Parties and performance of the Services by the Supplier.

(3) More specifically, the Corporate IT Governance Board will be generally responsible for:

      - implementing and maintaining the strategic direction for this Agreement;

      -     seeking to ensure that the governance principles outlined in this
            Schedule 20 (Governance) are adhered to;

      - seeking to ensure that the Parties' respective organisational support models are aligned so as to effectively and efficiently deliver the Services to the Marconi Group's business community;

      - defining, implementing and maintaining the communications framework between the Parties;

      -     reviewing recommendations from the Regional Governance Boards;

      - monitoring and reviewing the performance of the Services against agreed service levels and making recommendations regarding service credits; and

      - reviewing proposed Changes to this Agreement (the implementation of which will be subject to Change Control).

4.2   REGIONAL GOVERNANCE BOARDS

(1)   There shall be seven (7) Regional Governance Boards:

      -     UK & "Rest of World";

      -     Italy;

      -     Germany;

      -     CALA;

      -     US (Broadband Routing and Switching);

                                                        SCHEDULE 20 - GOVERNANCE

      -     US (Network Components); and

      -     US (Wireless Software and Services).

(2)   There are two main roles for each of the Regional Governance Boards:

      (a)   Service Review; and

      (b)   Solutions Provision.

(3) The "SERVICE REVIEW" role of each of the Regional Governance Boards is to monitor the provision of the Services in their respective regions, with a view to seeking to ensure that the Services being delivered in accordance with the Service Level Agreement, and that internal customer satisfaction is being achieved. More specifically, each of the Regional Governance Boards shall be responsible for:

      -     monitoring internal Marconi Group customer satisfaction;

      - monitoring the Supplier's performance against the Service Level Agreement (including the accrual of service credits) and reporting on the same to the Corporate IT Governance Board;

      - considering and making recommendations regarding potential Changes and/or Projects;

      -     reviewing CIP Initiatives and making recommendations as appropriate;
            and

      - reporting issues to the Corporate IT Governance Board for consideration as appropriate.

(4) The "SOLUTIONS PROVISION" role of each of the Regional Governance Boards is to ensure that the proposed Changes and Projects are designed and delivered in accordance with agreed Marconi business requirements and IT architecture principles and standards. More specifically, the Regional Governance Boards shall be responsible for:

      - reviewing and providing feedback regarding business and IT requirements;

      -     monitoring implementation of approved Changes and Projects;

                                                        SCHEDULE 20 - GOVERNANCE

      - building and prioritising plans for proposed Changes and Projects in accordance with Marconi's IT strategic plan;

      - assisting to ensure that proposed Changes and Projects are consistent with Marconi's IT and business strategy;

      - identifying relevant industry, business and technology trends and proposing ways in which they can be harnessed to the benefit of Marconi;

      - monitoring and review Project performance against the agreed Schedule of Work for that Project; and

      - reporting issues to the Corporate IT Governance Board as appropriate.

5.    MEMBERSHIP & FREQUENCY OF MEETINGS

5.1   MEETINGS OF GOVERNANCE BOARDS

      The following table is an outline of the proposed membership and meeting frequency for each of the governance boards listed above.

      The Parties acknowledge that the details currently set out below are incomplete, and shall work together in good faith to attempt to agree and document the membership and meeting frequency for such governance boards as soon as reasonably practicable following the Commencement Date.

      Marconi members of the relevant Boards shall be as reasonably nominated by Marconi.

                          MEMBERS
                          --------------
BOARD                     MARCONI           THE SUPPLIER                 FREQUENCY
----------------------    --------------    -------------------------    ----------------------

Corporate IT                                Global Account Director      Initially as required,
                                                                         moving to Quarterly

                                            Global Service Delivery
                                            Director

                                            Global Chief Architect


Regional Governance                         Service Delivery Manager     Initially as required,
Board - UK                                                               moving to Monthly

                                            Line of Service Leads -
                                            (as appropriate)

                                            Application Delivery
                                            Manager

                          MEMBERS
                          --------------
BOARD                     MARCONI           THE SUPPLIER                 FREQUENCY
----------------------    --------------    -------------------------    ----------------------


Regional Governance                         Service Delivery Manager     Initially as required,
Board -  CALA                                                            moving to Monthly

                                            Line of Service Leads -
                                            (as appropriate)

                                            Application Delivery
                                            Manager


Regional Governance                         Service Delivery Manager     Initially as required,
Board - Italy                                                            moving to Monthly

                                            Line of Service Leads -
                                            (as appropriate)

                                            Application Delivery
                                            Manager


Regional Governance                         Service Delivery Manager     Initially as required,
Board - Germany                                                          moving to Monthly

                                            Line of Service Leads -
                                            (as appropriate)

                                            Application Delivery
                                            Manager


Regional Governance                         Service Delivery Manager     Initially as required,
Board -  US (Broadband                                                   moving to Monthly
Routing and Switching)                      Line of Service Leads -
                                            (as appropriate)

                                            Application Delivery
                                            Manager


Regional Governance                         Service Delivery Manager     Initially as required,
Board -  US (Network                                                     moving to Monthly
Components)                                 Line of Service Leads (as
                                            appropriate)

                                            Application Delivery
                                            Manager


Regional Governance                         Service Delivery Manager     Initially as required,
Board -  US (Network                                                     moving to Monthly
Components)                                 Line of Service Leads (as
                                            appropriate)

                                            Application Delivery
                                            Manager

Note that all boards shall reserve the right to invite other attendees as appropriate and to meet on an ad-hoc basis as appropriate

                                                        SCHEDULE 20 - GOVERNANCE

5.2   ADDITIONAL MEETINGS

      In addition to the meetings of the Governance Boards outlined in Paragraph 5.1, the following persons and/or committees shall meet for the purpose and at the frequency set out below:

INTERFACES AND MEETINGS
--------------------------------------------------------------------------------
MARCONI       THE SUPPLIER     MEETINGS
---------     ------------     -------------------------------------------------
CORPORATE

Finance       Finance          Regular meetings at no less than monthly for
Manager       Manager          agreement, authorization, monitoring and
                               reconciliation of Charges.

IT

Project       Application      Regular meetings at no less than monthly to
Office        Delivery         ensure resources are available to deliver
              Manager          Projects, and to monitor Project progress against
                               agreed deliverables.

5.3   ATTENDANCE BY THIRD PARTIES AT MEETINGS.

      The Parties acknowledge that it may be appropriate to invite third parties to attend and participate as a guest in meetings (or a relevant part of them) from time to time. Any such attendance shall be by invitation only, and shall be subject to the prior consent of both Parties.

      For example, it is anticipated that BT will generally be invited to attend meetings of the Regional Governance Boards where operational matters regarding the Network Services are to be discussed (although this is subject to the prior consent of both Parties).

                                                        SCHEDULE 20 - GOVERNANCE

6.    REPORTING REQUIREMENTS

      The Supplier shall each report to the other as set out below. The format of these reports shall be agreed between the Parties as soon as possible following the Commencement Date, taking into account Marconi's reasonable requirements.

REPORT TYPE:          DESCRIPTION                  CORPORATE     REGIONAL      FREQUENCY    ORIGINATOR
------------------    -------------------------    GOVERNANCE    GOVERNANCE
                                                   BOARD         BOARDS
                                                   ----------    ----------    ---------    ----------
SERVICE REPORTS

Service Level         Report detailing actual      Global        Regional      Monthly         CSC
reports               service levels achieved
                      by the Supplier against
                      target service levels.

Balanced Scorecard    Measures of relationship     Global        Regional      Monthly         CSC
                      /performance; form and
                      content to be reasonably
                      agreed between the
                      Parties during True-Up

Customer              Summary of results                         Regional      Monthly         CSC
Satisfaction          regular customer
reports               satisfaction surveys
                      carried out by supplier
                      (of a representative
                      sample of no less than 5%
                      of the relevant user
                      base).

Change Reports        Changes summary for          Global        Regional      Monthly         CSC
                      previous month, including
                      details of both proposed
                      and agreed Changes.

Demand Reports        Report detailing level of                  Regional      Monthly         CSC
                      demand during the
                      previous month,
                      including in relation to
                      the following:
                      Projects;   Tasks;  Help
                      Desk Calls;  New PCs;
                      and  Resource Utilisation.

Dispute/Issue         Summary list of disputes     Global        Regional      Monthly         CSC
Reports               / issues during previous
                      month, including status,
                      proposed solutions,
                      timeframes, etc.


                                                        SCHEDULE 20 - GOVERNANCE

REPORT TYPE:          DESCRIPTION                  CORPORATE     REGIONAL      FREQUENCY    ORIGINATOR
------------------    -------------------------    GOVERNANCE    GOVERNANCE
                                                   BOARD         BOARDS
                                                   ----------    ----------    ---------    ----------

COMMERCIAL /FINANCIAL REPORTS

Budget Reports        Details of actual charges    Global        Regional      Monthly         CSC
                      against budgeted charges.

Invoice Reports       Details of actual                          Regional      Monthly         CSC
                      invoices against forecast
                      invoices.

Service Credit        Details of services                        Regional      Monthly         CSC
Reports               credits and service
                      credit points accrued, as
                      required pursuant to
                      Schedule 5 (Service
                      Credits).

Continuous            Details of Continuous        Global        Regional      Monthly         CSC
Improvement           improvement initiatives
Initiative            identified by Marconi or
Proposals             CSC to save money or
                      improve service.

PROJECT REPORTS

Project Review        Summary of progress                        Regional      Monthly         CSC
Reports               against plan (time &
                      cost) for key projects


                                          SCHEDULE 21 - APPROVED SUB-CONTRACTORS


                                  SCHEDULE 21

                            APPROVED SUB-CONTRACTORS

1.    LIST OF APPROVED SUBCONTRACTORS

      The Supplier shall maintain a current list of all approved sub-contractors detailing who they are, a listing of services the sub-contractors perform for Marconi, and in which locations these sub-contractors deliver these services.

2.    CHANGES TO LIST OF APPROVED SUBCONTRACTORS

      All proposed changes to this list of approved subcontractors must be approved by Marconi prior to the Supplier contracting with such sub-contractors.

3.    APPROVED SUBCONTRACTORS AT COMMENCEMENT DATE

      The list of approved sub-contractors as at the Commencement Date is as follows:

      [***]

      [***]

      [***]

                                      SCHEDULE 22 - ASSUMPTIONS AND DEPENDENCIES


                                  SCHEDULE 22

                          ASSUMPTIONS AND DEPENDENCIES

1.    ASSUMPTIONS

      The Charges specified in Schedule 4 (Charges) are based on the assumptions listed in this Paragraph 1. To the extent that such assumptions prove to be incorrect, the Charges may be adjusted as part of the True Up Process.

1.1   TRANSFERRING EMPLOYEES

[***]

[***]

[***]

[***]

1.2   INFRASTRUCTURE AND APPLICATIONS

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

                                      SCHEDULE 22 - ASSUMPTIONS AND DEPENDENCIES


[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

1.3   TRANSITION

      [***]

1.4   MISCELLANEOUS

[***]

[***]

[***]

[***]

[***]

2.    DEPENDENCIES

      The following are the Dependencies for the IT and Network Services. Marconi's failure to observe the Dependencies shall not constitute a breach of contract but shall have the effect of discharging the Supplier in whole or part from providing the Services or the Exit Arrangements as specified in Clause 3.1 (Operational Responsibility).

                                      SCHEDULE 22 - ASSUMPTIONS AND DEPENDENCIES


2.1   TRANSFERRING EMPLOYEES

      Marconi will provide or make available sufficient information regarding the skills and roles of potential Transferring Employees to reasonably enable Marconi, the Supplier and BT to seek to determine and agree between themselves, before the applicable Cutover, which of those Transferring Employees will transfer to the Supplier and which Employees will transfer to BT.

2.3   TRANSITION

      Marconi will perform the customer tasks, participate in the review status meetings and provide any relevant information in a timely manner, as required pursuant to Exhibit 1 (Transition Project).

2.4   MANNER OF PROVIDING OF THE SERVICES

      Subject to the provisions of the Master Services Agreement, the Asset Transfer Agreement and the BT Asset Transfer Agreement, the Supplier (and to the extent applicable, BT) will be permitted to change the manner of provision of the Services (for example, by consolidating data centres) in reasonable consultation with Marconi, provided that such change does not:

      (a) have a material negative impact upon the business of the Marconi Group (including taking into account any additional training required);

      (b) have a material negative impact on the Supplier's or BT's delivery of the Services and/or the service levels to which they are provided; or

      increase any of the Charges or increase, to a material extent, any of the Marconi Group's retained costs or expenses.

2.5   ACCESS TO ASSETS

      Marconi shall make available to the Supplier and its Approved Subcontractors, during the term of this Agreement and free of charge, access to the Sites and Marconi Assets as reasonably required for the provision of the Services in accordance with this Agreement.

                                                SCHEDULE 23 - FORM OF GUARANTEES


                                  SCHEDULE 23

                               FORM OF GUARANTEES

PART 1:     MARCONI FORM OF GUARANTEE (CLAUSE 2.13(1))

FROM:       [Insert details of relevant member of Marconi Group] (the
            "GUARANTOR")

TO: (1) [CSC INTERNATIONAL SYSTEMS MANAGEMENT INC., a company incorporated in Nevada, USA, whose principal place of business is at 2100 East Grant Avenue, El Segundo, CA 90245, USA ("CSC")]

            (2) [BRITISH TELECOMMUNICATIONS PLC, a company incorporated under the laws of England and Wales with registered number 1800000 and whose registered office is at 81 Newgate Street, London, EC1A 7AJ ("BT")]

DATED:                                2002

RECITALS

(A) (3) [Marconi Corporation plc ("MARCONI") (1), Marconi Communications Limited (2) and CSC (3) have entered into agreements known as the Master Services Agreement and the Asset Transfer Agreement in connection with the provision of certain information technology services by CSC, both dated
      - 2002 ("THE AGREEMENTS").]

      (4) [Marconi Corporation plc ("MARCONI") (1), CSC International System Management Inc ("CSC") (2) and Marconi Communications Limited ("MCL") (3) have entered into an agreement known as the Master Services Agreement in connection with the provision of certain information technology and network

----------

(1) Include where the Guarantee is to be given in favour of CSC.

(2) Include where the Guarantee is to be given in favour of BT.

(3) Include where the Guarantee is to be given in favour of CSC.

(4) Include where the Guarantee is to be given in favour of BT.

                                                SCHEDULE 23 - FORM OF GUARANTEES


      services by CSC, dated - 2002. BT is an Approved Subcontractor under the Master Services Agreement and is entitled to enforce the benefits conferred on it under Clauses 2.13(1) (Guarantees) and 25.2(4)(Claims against Approved Sub-Contractors) of that agreement. In addition, Clause 25.1(c) (Assignment or Transfer) of the Master Services Agreement entitles CSC to assign certain benefits, claims and rights to BT. In addition, Marconi, MCL, CSC and BT have entered into an agreement known as the BT Asset Transfer Agreement dated - 2002 providing for the transfer of certain assets and staff to the BT Group for the purpose of or in connection with the provision of "Network Services" (as defined in the Master Services Agreement) under the Master Services Agreement. For the purposes of this deed, the provisions of the Master Services Agreement which BT is entitled to enforce (either directly or pursuant to an assignment by CSC as aforesaid) and the BT Asset Transfer Agreement are collectively known as "THE AGREEMENTS". ]

(B) Terms used in this deed which are defined in the Agreements have the same meaning as is ascribed to them in the Agreements unless the context otherwise requires. All references in this deed to clauses and schedules are to clauses and schedules in the Agreements.

(C) The Guarantor agrees and undertakes to guarantee all of the obligations of Marconi as stated in this deed.

NOW THIS DEED WITNESSETH as follows:

1.    GUARANTEE

      If Marconi fails to comply with any of its representations, warranties or undertakings in any of the Agreements (each such representation, warranty or undertaking being an "OBLIGATION") by the due date, then the Guarantor guarantees as primary obligor that it shall on demand by [CSC][BT](5) immediately perform and discharge the representations, warranties and undertakings of Marconi.

----------

(5) Delete as applicable.

                                                SCHEDULE 23 - FORM OF GUARANTEES


2.    CONTINUING GUARANTEE

      The guarantee set out in Clause 1 (Guarantee) (a) is a continuing guarantee and shall remain in force and effect until Marconi has performed and discharged all of its Obligations, and (b) is additional to (and not in substitution for) any other security or guarantee which is or may be held by any member of the [CSC][BT](6) Group from time to time in respect of the obligations of Marconi under the Agreements.

3.    NO RELEASE

      The Guarantor's liability under Clause 1 (Guarantee) shall not be affected by any concession, time, indulgence or release granted by [CSC][BT](7) or any member of the [CSC][BT](8) Group to Marconi or by any payment or other dealing or anything else (whether by or relating to Marconi, any other member of the Marconi Group, any co-guarantor or any other person) which would, but for this Clause 3 (No release), operate to discharge or reduce that liability.

4.    INVALIDITY OR UNENFORCEABILITY OF GUARANTEE

      If anything (including any legal limitation, disability, liquidation or other incapacity on the part of Marconi or any disclaimer by a liquidator causes any of the Obligations and/or the guarantee set out in Clause 1 (Guarantee) to be or become invalid or unenforceable, then the Guarantor shall perform and discharge all of Marconi's obligations under the Agreements as if they were the primary obligations of the Guarantor.

5.    NO DEDUCTION

      The Guarantor shall make any payments due from it under Clause 1 (Guarantee) in full, without any deduction or withholding, in respect of any claim (whether by way of set-off, counterclaim or otherwise) asserted from time to time by Marconi

----------

(6) Delete as applicable.

(7) Delete as applicable.

(8) Delete as applicable.

                                                SCHEDULE 23 - FORM OF GUARANTEES


      or any member of the Marconi Group against [CSC][BT](9) or any member of the [CSC][BT](10) Group under the Agreements or in respect of any other matter or thing.

6.    NO EXERCISE OF SET OFF-RIGHTS

      The Guarantor shall not exercise any rights which it may have against Marconi or any other member of the Marconi Group arising from or otherwise relating to its guarantee under Clause 1 (Guarantee) or its other obligations under this deed unless and until all of the Obligations of Marconi have been performed and discharged.

7.    ENFORCEMENT

      [CSC][BT](11) may claim under the guarantee set out in Clause 1 (Guarantee) without first making demand of Marconi or taking any action to claim under or enforce any other right, security or other guarantee which it may hold from time to time in respect of the Obligations provided that [CSC/BT](12) shall have given no less than 21 days notice to Marconi of such demand and Marconi has failed to remedy its failure.

8.    UNCONDITIONAL AND IRREVOCABLE GUARANTEE

      The Guarantor's obligations under this deed, including its guarantee under Clause 1 (Guarantee), are unconditional and irrevocable.

9.    GOVERNING LAW AND JURISDICTION

      The provisions of Clauses [18](13) [20](14) and 37 (Governing Law and Jurisdiction) of the [Asset Transfer Agreement](15) [BT Asset Transfer Agreement](16) and

----------

(9) Delete as applicable.

(10) Delete as applicable.

(11) Delete as applicable.

(12) Delete as applicable.

(13) Include where the Guarantee is in favour of CSC.

(14) Include where Guarantee is in favour of BT

(15) Include where the Guarantee is in favour of CSC.

(16) Include where Guarantee is in favour of BT

                                                SCHEDULE 23 - FORM OF GUARANTEES


      Master Services Agreement for the provision of IT and Project Services respectively shall apply to this deed, mutatis mutandis.

This Deed has been duly executed as a deed on the date stated above.

EXECUTED and DELIVERED                      )
as a DEED by [RELEVANT MARCONI              )
GROUP MEMBER] acting by the                 )
two directors or a director and the         )
company secretary                           )

                                            Director

                                            Director/Secretary

EXECUTED and DELIVERED                      )
as a DEED by                                )
CSC INTERNATIONAL SYSTEMS                   )
MANAGEMENT INC. (17)                        )
two directors or a director and the         )
company secretary                           )

                                            Director

                                            Director/Secretary

----------

(17) Include where the Guarantee is in favour of CSC.

                                                SCHEDULE 23 - FORM OF GUARANTEES


EXECUTED and DELIVERED                      )
as a DEED by                                )
BRITISH TELECOMMUNICATIONS                  )
PLC(18)                                     )
two directors or a director and the         )
company secretary                           )

                                            Director

                                            Director/Secretary



----------

(18) Include where the Guarantee is in favour of BT.

                                                SCHEDULE 23 - FORM OF GUARANTEES


PART 2:     CSC FORM OF GUARANTEE (CLAUSE 2.13(2))

FROM: Computer Sciences Corporation of 2100 East Grand Avenue, El Segundo, CA 90245, USA (the "GUARANTOR")

TO: Marconi Corporation Plc of New Century Park, PO Box 53, Coventry, CV3 1HJ, United Kingdom ("MARCONI")

DATED:                                2002

RECITALS

(A)   CSC International Systems Management Inc ("CSC") (1) Marconi (2) and MCL
      (3) have entered into agreements known as the Asset Transfer Agreement and the Master Agreement in connection with the provision of certain information technology services by CSC, both dated - 2002 ("THE AGREEMENTS").

(B) Terms used in this deed which are defined in the Agreements have the same meaning as is ascribed to them in the Agreements unless the context otherwise requires. All references in this deed to clauses and schedules are to clauses and schedules in the Agreements.

(C) The Guarantor agrees and undertakes to guarantee all of the obligations of CSC as stated in this deed.

NOW THIS DEED WITNESSETH as follows:

1.    GUARANTEE

      If CSC fails to comply with any of its representations, warranties or undertakings in any of the Agreements (each such representation, warranty or undertaking being an "Obligation") by the due date, then the Guarantor guarantees as primary obligor that it shall on demand by Marconi immediately perform and discharge the representations, warranties and undertakings of CSC.

2.    CONTINUING GUARANTEE

      The guarantee set out in Clause 1 (Guarantee) (a) is a continuing guarantee and shall remain in force and effect until CSC has performed and discharged all of its Obligations, and (b) is additional to (and not in substitution for) any other security

                                                SCHEDULE 23 - FORM OF GUARANTEES


      or guarantee which is or may be held by any member of the Marconi Group from time to time in respect of the obligations of CSC under the Agreements.

3.    NO RELEASE

      The Guarantor's liability under Clause 1 (Guarantee) shall not be affected by any concession, time, indulgence or release granted by Marconi or any member of the Marconi Group to CSC or by any payment or other dealing or anything else (whether by or relating to CSC, any other member of the CSC Group, any co-guarantor or any other person) which would, but for this Clause 3 (No release), operate to discharge or reduce that liability.

4.    INVALIDITY OR UNENFORCEABILITY OF GUARANTEE

      If anything (including any legal limitation, disability, liquidation or other incapacity on the part of CSC or any disclaimer by a liquidator causes any of the Obligations and/or the guarantee set out in Clause 1 (Guarantee) to be or become invalid or unenforceable, then the Guarantor shall perform and discharge all of CSC's obligations under the Agreements as if they were the primary obligations of the Guarantor.

5.    NO DEDUCTION

      The Guarantor shall make any payments due from it under Clause 1 (Guarantee) in full, without any deduction or withholding, in respect of any claim (whether by way of set-off, counterclaim or otherwise) asserted from time to time by CSC or any member of the CSC Group against Marconi or any member of the Marconi Group under the Agreements or in respect of any other matter or thing.

6.    NO EXERCISE OF SET OFF-RIGHTS

      The Guarantor shall not exercise any rights which it may have against CSC or any other member of the CSC Group arising from or otherwise relating to its guarantee under Clause 1 (Guarantee) or its other obligations under this deed unless and until all of the Obligations of CSC have been performed and discharged.

                                                SCHEDULE 23 - FORM OF GUARANTEES


7.    ENFORCEMENT

      Marconi may claim under the guarantee set out in Clause 1 (Guarantee) without first making demand of CSC or taking any action to claim under or enforce any other right, security or other guarantee which it may hold from time to time in respect of the Obligations provided that Marconi shall have given no less than 21 days notice to CSC of such demand and CSC has failed to remedy its failure.

8.    UNCONDITIONAL AND IRREVOCABLE GUARANTEE

      The Guarantor's obligations under this deed, including its guarantee under Clause 1 (Guarantee), are unconditional and irrevocable.

9.    GOVERNING LAW AND JURISDICTION

      The provisions of Clauses 18 and 37 (Governing Law and Jurisdiction) of the Asset Transfer Agreement and Master Agreement for the provision of IT and Project Services respectively shall apply to this deed, mutatis mutandis.

This Deed has been duly executed as a deed on the date stated above.

EXECUTED and DELIVERED                      )
as a DEED by COMPUTER SCIENCES              )
CORPORATION acting by the                   )
two directors or a director and the         )
company secretary                           )

                                            Director

                                            Director/Secretary

                                                SCHEDULE 23 - FORM OF GUARANTEES


EXECUTED and DELIVERED                      )
as a DEED by                                )
MARCONI CORPORATION PLC                     )
two directors or a director and the         )
company secretary                           )


                                            Director

                                            Director/Secretary

                                                  EXHIBIT 1 - TRANSITION PROJECT


                                   EXHIBIT 1

                               TRANSITION PROJECT

1.    OVERVIEW

      The purpose of this Exhibit 1 (Transition Project) is to outline the key transition activities constituting the Transition Project, the key milestones relating to those activities and the responsibilities of each of the Parties in relation to those key activities and milestones.

      The Parties acknowledge and agree that some of the activities and obligations listed in this Exhibit 1 (Transition Project) may have been completed or fulfilled by the Supplier pursuant to the terms of an agreement between the Supplier and Marconi dated 8 April 2003 (the "TRANSITION SERVICES AGREEMENT"), and that to the extent that such activities and or obligations have been so completed or fulfilled under the Transition Services Agreement, those activities shall be deemed to have been completed or fulfilled pursuant to this Agreement.

2.    PROJECT PLAN

2.1   OVERVIEW

      The Transition Project consists of two Phases:

      -     PHASE 1 - United Kingdom, Ireland, US ,Canada,

      -     PHASE 2 - Italy, Germany and Rest of the World

      High level plans outlining the key milestones and deliverables for each Phase are set out in Paragraphs 2.2 and 2.3 (together, the "PROJECT PLAN")
      .

      Marconi and the Supplier will work together to further develop and finalise the Project Plan in accordance with the key milestones set out below.

2.2   GENERAL PROJECT PLAN

      For the General Project Plan, refer to the diagram attached as Appendix A to this Exhibit 1(Transition Project). This will be further developed during the initial Transition phase. Dates in the General Project Plan referable to the period prior

                                                  EXHIBIT 1 - TRANSITION PROJECT


      to Completion are indicative only and are not intended to be binding on the Parties.

2.3   TRUE UP PROJECT PLAN

      For the True-Up Project Plan, refer to the diagram attached as Appendix B to this Exhibit 1 (Transition Project). Dates in the True-Up Plan referable to the period prior to Completion are indicative only and are not intended to be binding on the Parties.

3.    TRANSITION STAGES

      Each Phase of the Transition Project shall be divided into the following key stages:

      (a) START UP STAGE - Transfer of Marconi Group employees to the Supplier and the establishment of a foundation for the long-term retention program;

      (b) STABILISATION STAGE - Implementation of the initial processes and infrastructure required for delivery of Services to the Marconi Group;

      (c) RELATIONSHIP STAGE - Establishment and alignment of governance and management structures between the Parties;

      (d) TRUE UP STAGE - Undertaking required analysis of existing services and service levels in accordance with Clause 5.1 and 5.2;

      (e) TRANSFORMATION STAGE - Implementation by the Supplier of operational change and consolidation to the IT environment to realise operational and efficiency improvements; and

4.    KEY MILESTONES AND DELIVERABLES

      The major milestones and deliverables identified in the Project Plan for each Phase of the Transition Project are set out in further detail below.

      For the purposes of paragraphs 4.1 to 4.5 of this Exhibit:

                                                  EXHIBIT 1 - TRANSITION PROJECT


      - references to the Completion below shall be deemed to be to "Phase 1 Completion" in relation to Phase 1 Territories and to the relevant "Phase 2 Completion " in relation to Phase 2 Territories;

      - where a deliverable is stated to be due or to be completed on a date prior to Completion, the date referable to that deliverable is indicative only, and is not intended to be binding on the Parties (save that those deliverables must have been provided by the relevant Party by Completion); and

      - where a deliverable is stated to be due on or following the Completion, the actual day of Phase 1 Completion or Phase 2 Completion (as applicable) achieved shall be used.

4.1   START UP STAGE

MILESTONE       DESCRIPTION       DELIVERABLE       DELIVERABLE TIMELINE       RESPONSIBILITY
[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

                                                  EXHIBIT 1 - TRANSITION PROJECT


MILESTONE       DESCRIPTION       DELIVERABLE       DELIVERABLE TIMELINE       RESPONSIBILITY
[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

4.2   STABILISATION STAGE

                                                  EXHIBIT 1 - TRANSITION PROJECT


MILESTONE       DESCRIPTION       DELIVERABLE       DELIVERABLE DUE DATE       RESPONSIBLE
[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

4.3   RELATIONSHIP STAGE

                                                  EXHIBIT 1 - TRANSITION PROJECT


MILESTONE       DESCRIPTION       DELIVERABLE       DELIVERABLE DUE DATE       RESPONSIBLE
[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

4.4   TRUE UP STAGE

MILESTONE       EVENTS            DELIVERABLE       DELIVERABLE TIMELINE       RESPONSIBILITY
[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

[***]           [***]             [***]             [***]                      [***]

4.5   TRANSFORMATION STAGE

MILESTONE       EVENTS            DELIVERABLE       DELIVERABLE TIMELINE       RESPONSIBILITY
[***]               [***]                  [***]                   [***]                       [***]

5.    ROLES AND RESPONSIBILITIES

5.1   OVERVIEW

      The Supplier and Marconi shall each put in place a global transition team with a view to ensuring an efficient and successful transition phase. Key responsibilities for each of the parties are highlighted below.

5.2   SUPPLIER RESPONSIBILITIES

      -     Responsible for leading the development of the transition Project
            Plan.


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                                                  EXHIBIT 1 - TRANSITION PROJECT


      - Responsible and accountable for all transition activities and deliverables.

5.3   MARCONI RESPONSIBILITIES

      - Provide resources to fulfil agreed Marconi tasks, as identified in the Transition Project Plan.

      - Making available at least - one (1) part time Global Programme Manager and one (1) part time Representative in each country for issue resolution

      - Making available at least one (1) HR representative in each country to work alongside Supplier HR team (potentially full time to Completion).

      - Making reasonably available representatives (on a part time basis) to liaise with and assist the Supplier during the Transition Project in the following areas - True-Up, third party contracts, finance, governance, communications, logistics, application services, infrastructure services, and procurement.

      -     Participation in review status meetings (planned on being weekly).

      - Provide responses to the Supplier's reasonable requests for any relevant information required in a reasonable and timely manner.

6.    CHARGES

      The Charges for the Transition Project (and the manner in which they are payable) are specified in Paragraph 2 of Schedule 4 (Charges/Rate Card).


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                                                  EXHIBIT 1 - TRANSITION PROJECT


                                   APPENDIX A

                              GENERAL PROJECT PLAN

                                     [***]


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                                                  EXHIBIT 1 - TRANSITION PROJECT


                                   APPENDIX B

                              TRUE-UP PROJECT PLAN

                                     [***]


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                                                   EXHIBIT 2 - EXISTING PROJECTS


                                   EXHIBIT 2

                               EXISTING PROJECTS

PROJECT #    PROJECT NAME    DESCRIPTION                      REGION         CURRENT STATUS       CONTACT
[***]        [***]           [***]                            [***]          [***]                [***]

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[***]        [***]           [***]                            [***]          [***]                [***]


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                                                   EXHIBIT 2 - EXISTING PROJECTS


PROJECT #    PROJECT NAME    DESCRIPTION                      REGION         CURRENT STATUS       CONTACT
[***]        [***]           [***]                            [***]          [***]                [***]

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


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                                                   EXHIBIT 2 - EXISTING PROJECTS


PROJECT #    PROJECT NAME    DESCRIPTION                      REGION         CURRENT STATUS       CONTACT
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

                                                   EXHIBIT 2 - EXISTING PROJECTS


PROJECT #    PROJECT NAME    DESCRIPTION                      REGION         CURRENT STATUS       CONTACT
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[***]        [***]           [***]                            [***]          [***]                [***]


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
                                                   EXHIBIT 2 - EXISTING PROJECTS


PROJECT #    PROJECT NAME    DESCRIPTION                      REGION         CURRENT STATUS       CONTACT
[***]        [***]           [***]                            [***]          [***]                [***]

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


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
                                                   EXHIBIT 2 - EXISTING PROJECTS


PROJECT #    PROJECT NAME    DESCRIPTION                      REGION         CURRENT STATUS       CONTACT
[***]        [***]           [***]                            [***]          [***]                [***]

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


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